UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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DuPont de Nemours, Inc.

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2020 ANNUAL MEETING AND PROXY STATEMENT

NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

At the 2020 Annual Meeting of Stockholders (the “2020 Meeting”), stockholders will vote on the following matters either by proxy or by voting online during the 2020 Meeting:

Date: Wednesday, May 27, 2020 Time: 9:00 A.M. Eastern Time Location*: Online at www.virtualshareholdermeeting.com/DD2020

Agenda:

1.    Election of the 12 directors named in the Proxy Statement.

2.    Advisory resolution to approve executive compensation.

3.    Approval of the DuPont 2020 Equity and Incentive Plan.

4.    Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

5–6.  Stockholder proposals.

7.    Transaction of any other business as may properly come before the 2020 Meeting.

How to Vote

Your vote is important. Whether or not you plan on attending the 2020 Meeting virtually, please vote your shares as soon as possible by internet, telephone or mail.

BY INTERNET www.proxyvote.com	BY PHONE 1-800-690-6903 or the number provided on your voting instructions	BY MAIL Use the postage-paid envelope provided

The Board of Directors (the “Board”) of DuPont de Nemours, Inc. (the “Company” or “DuPont”) has set the close of business on April 6, 2020 as the record date for determining stockholders who are entitled to receive notice of the 2020 Meeting and to vote.

As permitted by U.S. Securities and Exchange Commission (the “SEC”) rules, proxy materials were made available via the internet. Notice regarding availability of proxy materials and instructions on how to access those materials were mailed to certain stockholders of record on or about April 9, 2020 (the “Notice”). The instructions included how to vote online and how to request a paper copy of the proxy materials. This method of notice and access gives the Company a lower-cost way to furnish stockholders with their proxy materials.

Please see page 2 of the Proxy Statement for information on attending the 2020 Meeting virtually.

Thank you for your continued support and your interest in DuPont de Nemours, Inc.

Peter W. Hennessey

VP, Associate General Counsel and Corporate Secretary

April 9, 2020

*

The 2020 Meeting will be online and a completely virtual meeting of stockholders due to the ongoing public health impact of the coronavirus (COVID-19) pandemic. This decision was made in light of the protocols that federal, state, and local governments have imposed or may impose in the near future and taking into account the health and safety of our stockholders, directors and members of management and is consistent with the Company’s safety and health core values.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 27, 2020

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Cautionary Statement Regarding Forward Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “seek,” “see,” “will,” “would,” “target,” and similar expressions and variations or negatives of these words.

On April 1, 2019, DuPont completed the separation of its materials science business into a separate and independent public company by way of a pro rata dividend-in-kind of all the then outstanding stock of Dow Inc. (the “Dow Spin-Off”). DuPont completed the separation of its agriculture business into a separate and independent public company on June 1, 2019, by way of a pro rata dividend-in-kind of all the then outstanding stock of Corteva, Inc. (the “Corteva Spin-Off”).

On December 15, 2019, DuPont and International Flavors & Fragrances Inc. (“IFF”) announced they had entered definitive agreements to combine DuPont’s Nutrition & Biosciences business with IFF in a transaction that would result in IFF issuing shares to DuPont shareholders, pending customary closing conditions, other approvals including regulatory and that of IFF’s shareholders.

Forward-looking statements address matters that are, to varying degrees, uncertain and subject to risks, uncertainties and assumptions, many of which that are beyond DuPont’s control, that could cause actual results to differ materially from those expressed in any forward-looking statements. Forward-looking statements are not guarantees of future results. Some of the important factors that could cause DuPont’s actual results to differ materially from those projected in any such forward-looking statements include, but are not limited to: (i) the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed transaction with IFF; changes in relevant tax and other laws, (ii) failure to obtain necessary regulatory approvals, approval of IFF’s shareholders, anticipated tax treatment or any required financing or to satisfy any of the other conditions to the proposed transaction with IFF, (iii) the possibility that unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, future prospects, business and management strategies that could impact the value, timing or pursuit of the proposed transaction with IFF, (iv) risks and costs and pursuit and/or implementation of the separation of the N&B Business, including timing anticipated to complete the separation, any changes to the configuration of businesses included in the separation if implemented, (v) risks and costs related to the Dow Spin-Off and the Corteva Spin-Off (together, the “Distributions”) including (a) with respect to achieving all expected benefits from the Distributions; (b) the incurrence of significant costs in connection with the Distributions, including costs to service debt incurred by the Company to establish the relative credit profiles of Corteva, Dow and DuPont and increased costs related to supply, service and other arrangements that, prior to the Dow Spin-Off, were between entities under the common control of DuPont; (c) indemnification of certain legacy liabilities of E. I. du Pont de Nemours and Company (“Historical EID”) in connection with the Corteva Spin-Off; and (d) potential liability arising from fraudulent conveyance and similar laws in connection with the Distributions; (vi) failure to effectively manage acquisitions, divestitures, alliances, joint ventures and other portfolio changes, including meeting conditions under the Letter Agreement entered in connection with the Corteva Spin-Off, related to the transfer of certain levels of assets and businesses; (vii) uncertainty as to the long-term value of DuPont common stock; (viii) potential inability or reduced access to the capital markets or increased cost of borrowings, including as a result of a credit rating downgrade and (ix) other risks to DuPont’s business, operations and results of operations including from: failure to develop and market new products and optimally manage product life cycles; ability, cost and impact on business operations, including the supply chain, of responding to changes in market acceptance, rules, regulations and policies and failure to respond to such changes; outcome of significant litigation, environmental matters and other commitments and contingencies; failure to appropriately manage process safety and product stewardship issues; global economic and capital market conditions, including the continued availability of capital and financing, as well as inflation, interest and currency exchange rates; changes in political conditions, including tariffs, trade disputes and retaliatory actions; impairment of goodwill or intangible assets; the availability of and fluctuations in the cost of energy and raw materials; business or supply disruption, including in connection with the Distributions; ability to effectively manage costs as the company’s portfolio evolves; security threats, such as acts of sabotage, terrorism or war; natural disasters and weather events and patterns; public health issues, endemics and pandemics, including the novel coronavirus (COVID-19), or the fear of such events; and the inherent unpredictability, severity and duration of such events, which could or could continue to result in a significant operational event for DuPont, adversely impact demand or production; ability to discover, develop and protect new technologies and to protect and enforce DuPont’s intellectual property rights; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as management’s response to any of the aforementioned factors. These risks are and will be more fully discussed in DuPont’s current, quarterly and annual reports and other filings made with the SEC, in each case, as may be amended from time to time in future filings with the SEC. While the list of factors presented here is considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on DuPont’s consolidated financial condition, results of operations, credit rating or liquidity. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. DuPont assumes no obligation to publicly provide revisions or updates to any forward-looking statements whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws. A detailed discussion of some of the significant risks and uncertainties which may cause results and events to differ materially from such forward-looking statements is included in the section titled “Risk Factors” (Part I, Item 1A) of DuPont’s 2019 Annual Report on Form 10-K as updated by DuPont’s subsequent periodic and current reports filed with the SEC.

i

PROXY STATEMENT SUMMARY

Annual Meeting of Stockholders

Date and Time	Place	Record Date
May 27, 2020 9:00 A.M. Eastern Time	Online at www.virtualshareholdermeeting.com/DD2020	April 6, 2020

Meeting Agenda and Voting Recommendations

Agenda Item		Board Recommendation	Page
1:	ELECTION OF DIRECTORS	FOR EACH NOMINEE	17

2:	ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION	FOR	61

3:	RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN	FOR	62

4:	RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	FOR	71

5:	STOCKHOLDER PROPOSAL – MODIFICATION OF THRESHOLD FOR CALLING SPECIAL STOCKHOLDER MEETINGS	AGAINST	75

6:	STOCKHOLDER PROPOSAL – EMPLOYEE BOARD ADVISORY POSITION	AGAINST	77

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all information that you should consider, and you should read the entire Proxy Statement carefully before voting.

ii

PROXY STATEMENT SUMMARY (continued)

Executive Summary

Effective August 31, 2017, The Dow Chemical Company and its consolidated subsidiaries (“Historical Dow”) and E. I. du Pont de Nemours and Company and its consolidated subsidiaries (“Historical EID”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger dated as of December 11, 2015, as amended on March 31, 2017 (the “Merger Transaction”). The Merger Transaction resulted in each of Historical Dow and Historical EID surviving as subsidiaries of DowDuPont Inc. (“DowDuPont”).

In 2019, DowDuPont separated into three, independent, publicly traded companies – Corteva, Inc. (“Corteva”), Dow Inc. (“Dow”), and DuPont de Nemours, Inc. (formerly known as DowDuPont Inc., “DuPont” or the “Company”). The separation of Dow was completed on April 1, 2019 by way of a pro rata dividend-in-kind of all the then outstanding stock of Dow Inc. (the “Dow Spin-off”) and the separation of Corteva was completed on June 1, 2019 by way of a pro rata dividend-in-kind of all the then outstanding stock of Dow Inc. (the “Corteva Spin-off” and, together with the Dow Spin-off, the “Distributions”).

On December 15, 2019, DuPont entered into a definitive agreement for the merger of International Flavors & Fragrances Inc. (“IFF”) and DuPont’s Nutrition & Biosciences (“N&B”) business in a Reverse Morris Trust transaction (the “Proposed N&B Transaction”). The Proposed N&B Transaction is expected to close by the end of the first quarter of 2021, subject to approval by IFF stockholders and other customary closing conditions, including regulatory approvals and receipt by DuPont of an opinion of tax counsel.

2019 Performance Highlights

•	Full year 2019 pro forma GAAP EPS from continuing operations of $(0.74); pro forma adjusted EPS* of $3.80.
•	Full year 2019 pro forma operating EBITDA* margins up 10 bps more than offsetting 50 bps headwind from lower equity affiliate income.
•	More than $1.3 billion returned to shareholders during the second half of 2019, including $750 million of share repurchases.
•

Advanced active portfolio management strategy announcing the Proposed N&B Transaction to create a global leader in high-value ingredients and solutions in Food & Beverage, Home & Personal Care and Health & Wellness markets.

*	See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

iii

PROXY STATEMENT SUMMARY (continued)

Director Nominees

You are being asked to vote on the election of 12 directors. All directors are elected annually. Detailed information about each director’s background, skills and expertise can be found in Agenda Item 1 — Election of Directors.

(As of the date of the Proxy Statement) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	Environment, Health, Safety & Sustainability Committee	Other Current Public Boards
Amy G. Brady
Age 53 Chief Information Officer & Executive Vice President, KeyCorp	X	X			X
Edward D. Breen
Age 64 Executive Chair and Chief Executive Officer, DuPont de Nemours, Inc.						2*
Ruby R. Chandy
Age 58 Former President, Industrial Division Pall Corporation	X	X			CH	2
Franklin K. Clyburn, Jr.
Age 55 Executive Vice President, Chief Commercial Officer, Merck	X		X	X
Terrence R. Curtin
Age 51 Chief Executive Officer, TE Connectivity	X	X	X			1
Alexander M. Cutler
Age 68 Retired Chair and Chief Executive Officer, Eaton	X		CH	X		1
Eleuthère I. du Pont
Age 53 President, Longwood Foundation	X	X	X			1
Rajiv L. Gupta
Age 74 Chairman of Aptiv, PLC	X			CH	X	3
Luther C. Kissam
Age 55 Chair, President & Chief Executive Officer, Albemarle Corp.	X	X	X			1
Frederick M. Lowery
Age 49 Senior Vice President, Thermo Fisher, President Life Sciences and Laboratory Products Groups	X			X	X
Raymond J. Milchovich
Age 70 Former Chair and Chief Executive Officer, Foster Wheeler AG	X			X	X
Steven M. Sterin
Age 48 Former Executive Vice President & Chief Financial Officer, Andeavor	X	CH			X	1

CH = Chair

*

Mr. Breen currently serves as a director of Comcast Corporation and Corteva. Mr. Breen will not stand for re-election to the Corteva board of directors and his term as a director of Corteva will expire immediately following Corteva’s annual meeting of stockholders, which is expected to occur on April 28, 2020.

iv

PROXY STATEMENT SUMMARY (continued)

Corporate Governance Best Practices

As part of DuPont’s commitment to high ethical standards, the Board follows sound governance practices. These practices, which are summarized below, are described in more detail beginning on page 4 of the Proxy Statement.

Board Independence and Diversity	Director Elections	Board Practices	Stock Ownership Requirements	Stockholder Rights
11 of 12 director nominees are independent Independent Board Committees 2 of 12 directors are women	Annual Board elections Directors are elected by a majority of votes cast Directors not elected by a majority of votes cast are subject to the Company’s resignation policy

Non-employee
directors meet in

executive session without

management at
each
regularly scheduled
Board meeting

Annual Board

and Committee

evaluations

Director

orientation
and
education

programs

Board retirement policy

Non-employee

directors are

required to comply

with stock ownership

guidelines

Directors are
required to hold
Company granted
shares until

retirement

Executives and
directors

prohibited from
hedging or
pledging

Company stock

Stockholder right to call special meetings (with a 25% ownership threshold) No super-majority stockholder voting requirements Eligible stockholders are able to nominate directors through proxy access

Company Leadership and Board Composition

Company Leadership

Mr. Breen served as the Chief Executive Officer of the Company from the closing of the Merger Transaction until the completion of the Corteva Spin-off. Following the Corteva Spin-off, Mr. Breen was appointed as the Executive Chair of the Company and C. Marc Doyle was appointed Chief Executive Officer of the Company. Upon the departure of Mr. Doyle effective February 17, 2020, Mr. Breen was appointed to also serve as the Chief Executive Officer. The Board believes that Mr. Breen’s service as both Executive Chair and Chief Executive Officer is appropriate because of Mr. Breen’s role in orchestrating the Merger Transaction, the Dow Spin-off and the Corteva Spin-off, as well as his proven track record of generating significant stockholder value. Because Mr. Breen serves in both the roles of Executive Chair and Chief Executive Officer, the Board has established a robust Lead Independent Director role and appointed Mr. Cutler to serve as Lead Independent Director. As Lead Independent Director, Mr. Cutler’s responsibilities include:

•	presiding at all meetings of the Board at which the Executive Chair is not present, including executive sessions of the Board’s independent directors;
•	serving as liaison between any non-independent directors (including the Executive Chair), on the one hand, and the independent directors, on the other hand;
•	reviewing and approving information sent to the Board;
•	reviewing meeting agendas and schedules and consulting with the Executive Chair regarding the same;

v

PROXY STATEMENT SUMMARY (continued)

•	if requested by major stockholders, ensuring that he is available for consultation and direct communication;
•	serving as focal point for stockholder communications and requests for consultation that are, in each case, addressed to independent members of the Board;
•	reviewing and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;
•	calling meetings of the Board’s independent directors; and
•

seeking to promote a strong Board culture, including the participation of all directors in an environment of open dialogue, constructive feedback and effective communication across the Board’s committees and among the Executive Chair, the Board as a whole, the Board’s committees and with regard to senior management.

The directors collectively possess a variety of skills, professional experience, and diversity of backgrounds that allow them to effectively oversee the Company’s business, including leadership experience, international experience, operational experience in a variety of relevant fields and industries, public company board experience, board or other significant experience with philanthropic institutions and trade and industry organizations, and public policy experience.

Executive Compensation

In anticipation of the completion of the separation of DowDuPont into three separate publicly traded companies during 2019, the Board decided not to develop separate executive compensation programs at the DowDuPont level. Rather, the executive officers of DowDuPont continued to be employees of, and participants in, the compensation and benefit programs of Historical Dow and Historical EID, as applicable. Additionally, in light of the complexities associated with introducing long-term performance-based awards for a period in which the separations would occur, the Board determined that long-term incentive plan awards for 2019 would be made in the form of RSUs. The decision was also made that payouts under the 2019 short-term incentive plan would be tied solely to the achievement of pro forma Operating EBITDA to focus executive officers on promoting the delivery of earnings in a year of significant transition.

In anticipation and following completion of the separations in 2019, the People and Compensation Committee (the “Compensation Committee”) reviewed compensation for the Company’s executive officers to ensure competitiveness with market, focus on performance and alignment with stockholder interests. As a result, the Compensation Committee made the following changes for 2019:

•

Certain NEOs received increases to base salary and incentive target opportunities. The Compensation Committee considered these changes appropriate after careful review of the market data and the expectations of performance for newly appointed executive officers.

•	Target annual compensation for Mr. Breen was decreased to reflect his new role as Executive Chairman.
•	Adjustments were made to outstanding equity awards to reflect the conversion into awards denominated in DuPont, Corteva, or Dow common stock.
•

The Compensation Committee strongly believes that executive pay should be performance based and aligned with stockholder interests. In August 2019, certain NEOs were granted Transformation Awards in the form of PSUs and Stock Options to align the new executive team to the achievement of key financial performance measures of Adjusted ROIC and Adjusted Operating EBITDA, and to motivate for stock price improvement.

Building on the Company’s performance-based philosophy, the Compensation Committee approved changes to the Company’s 2020 short- and long-term incentive programs to continue to emphasize pay for performance:

•

The 2020 STIP will include a portfolio of metrics which the Company believes are critical indicators of performance: Adjusted EPS, Organic Revenue, Operating EBITDA, and Net Trade Working Capital. Additionally, the STIP opportunity for Business Unit Presidents will be aligned more closely to the results of their individual Business Units.

•	The 2020 Long-Term Incentive program for executives will be delivered through PSUs (weighted at 60%), Stock Options (weighted at 20%) and RSUs (weighted at 20%). The 2020 PSUs includes Adjusted ROIC

vi

PROXY STATEMENT SUMMARY (continued)

and Adjusted Corporate Net Income as equally weighted performance measures. The 2020 PSU design also incorporates relative Total Shareholder Return as a modifier of overall performance results.

Executive Compensation Governance Practices

Compensation of the executive officers of the Company, including that of the NEOs, is overseen by the Compensation Committee (or, in the case of both the Executive Chairman and the CEO, by the Compensation Committee and the independent members of the Board). The Board and the Compensation Committee were assisted in performance of their oversight duties by an independent compensation consultant.

The following summarizes key governance characteristics related to the executive compensation programs in which the NEOs participate:

Key Executive Compensation Practices

What We Do	What We Don’t Do

✓   Active stockholder engagement

✓   Strong links between executive compensation outcomes and company financial and market performance

✓   Each component of target pay benchmarked with respect to the peer group or the general market, as applicable

✓   Carefully structured peer group with annual Compensation Committee review

✓   Significant focus on performance-based pay

✓   Stock ownership requirements of six times base salary for the CEO and Executive Chairman and three times base salary for the other NEOs

✓   100% independent Compensation Committee

✓   Clawback policy covering both cash and equity

✓   Use of executive compensation statements (“tally sheets”)

✓   Independent compensation consultant reporting to the Compensation Committee

×   No single-trigger change in control agreements

×  No option repricing, reloads, exchanges or options granted below market value without stockholder approval

×   No excise tax gross ups

×   No plans that encourage excess risk taking

×   No hedging or pledging of Company’s securities

×   No liberal share counting

×   No excess dilution through careful monitoring of burn rate and overhang

×   No minimum payouts under the Long-Term Incentive Plan

vii

2020 Annual Meeting of Stockholders

DuPont de Nemours, Inc.

viii

ix

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

STOCKHOLDER MEETING TO BE HELD ON MAY 27, 2020

The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

Stockholders may request their proxy materials be delivered to them electronically in 2021 by visiting

https://enroll.icsdelivery.com/dd.

VOTING AND ATTENDANCE PROCEDURES

In this Proxy Statement, you will find information on the Board of Directors (the “Board”) of DuPont de Nemours, Inc., the candidates for election to the Board, and five other items to be voted upon at the 2020 Annual Meeting of Stockholders (the “2020 Meeting”) and any adjournment or postponement of the 2020 Meeting. The background information in this Proxy Statement has been supplied to you at the request of the Board to help you decide how to vote and to provide information on the Company’s corporate governance and compensation practices. This Proxy Statement is first being distributed to stockholders on or about April 9, 2020.

Vote Your Shares in Advance

You may vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form. Your shares will be voted only if the proxy or voting instruction form is properly executed and received by the independent Inspectors of Election prior to the 2020 Meeting. Except as provided below with respect to shares held in employee savings plans, if no specific instructions are given by you when you execute your voting instruction form, as explained on the form, your shares will be voted as recommended by the Board.

You may revoke your proxy or voting instructions at any time before their use at the 2020 Meeting by sending a written revocation, by submitting another proxy or voting form on a later date, or by voting virtually at the 2020 Meeting. No matter which voting method you choose, however, you should not vote any single account more than once unless you wish to change your vote. Be sure to submit votes for each separate account in which you hold DuPont common stock.

Confidential Voting

The Company maintains vote confidentiality. Proxies and ballots of all stockholders are kept confidential from the Company’s management and Board unless disclosure is required by law and in other limited circumstances. The policy further provides that employees may confidentially vote their shares of Company stock held by employee savings plans and requires the appointment of an independent tabulator and Inspectors of Election for the 2020 Meeting.

Dividend Reinvestment Plan Shares and Employee Savings Plan Shares

If you are enrolled in the direct stock purchase and dividend reinvestment plan administered by Computershare Trust Company, N.A. (the “Computershare CIP”), the DuPont common stock owned on the record date by you directly in registered form, plus all shares of common stock held for you in the Computershare CIP, will appear together on a single proxy voting form. If no instructions are provided by you on an executed proxy voting form, your Computershare CIP shares will be voted as recommended by the Board.

Participants in various employee savings plans will receive a voting instruction form. Your executed form will provide voting instructions to the respective plan trustee. If no instructions are provided, the plan trustees and/or administrators for the relevant employee savings plan will vote the shares according to the provisions of the relevant employee savings plan. To allow sufficient time for voting, your voting instructions must be received by 11:59 P.M. Eastern Time on May 21, 2020. You may not vote your shares held in an employee savings plan virtually at the 2020 Meeting.

DuPont Shares Outstanding and Quorum

At the close of business on the record date, April 6, 2020, there were 733,794,951 shares of DuPont common stock outstanding and entitled to vote. Each share of common stock is entitled to one vote. The holders of at least 50% of the issued and outstanding shares of common stock entitled to vote that are present in person or represented by proxy constitute a quorum for the transaction of business at the 2020 Meeting.

1

VOTING AND ATTENDANCE PROCEDURES (continued)

For Agenda Item 1: Election of Directors, each nominee must receive more FOR votes than AGAINST votes in order to be elected. For all other Agenda Items to be presented for a vote at the 2020 Meeting (2 through 6), each such item must receive more FOR votes than AGAINST votes in order to be approved. Abstentions and broker non-votes will be included in determining the presence of a quorum at the 2020 Meeting, but will not be counted or have an effect on the outcome of any matter except as specified below with respect to Agenda Item 4.

Broker non-votes occur when a person holding shares through a bank or broker, meaning that their shares are held in a nominee name or beneficially through such bank or broker, does not provide instructions as to how to vote their shares and the bank or broker is not permitted to exercise voting discretion. Under New York Stock Exchange (“NYSE”) rules, your bank or broker may vote shares held in beneficial name only on Agenda Item 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm, without instruction from you, but may not vote on any other matter to be voted on at the 2020 Meeting.

Proxy Solicitation on Behalf of the Board

The Board is soliciting proxies to provide an opportunity for all stockholders to vote, whether or not the stockholders are able to attend the 2020 Meeting or an adjournment or postponement thereof. Directors, officers and employees may solicit proxies on behalf of the Board in person, by mail, by telephone or by electronic communication. The proxy representatives of the Board will not be specially compensated for their services in this regard.

DuPont has retained Innisfree M&A Incorporated to aid in the solicitation of stockholders (primarily brokers, banks and other institutional investors) for an estimated fee of $25,000, plus reasonable expenses. Arrangements have been made with brokerage houses, nominees and other custodians and fiduciaries to send materials to their principals, and their reasonable expenses will be reimbursed by DuPont on request. The cost of solicitation will be borne by DuPont.

Attending the 2020 Meeting

The 2020 Meeting will be online and a completely virtual meeting of stockholders due to the ongoing public health impact of the coronavirus (COVID-19) pandemic. This decision was made in light of the protocols that federal, state, and local governments have imposed or may impose in the near future and taking into account the health and safety of our stockholders, directors and members of management and is consistent with the Company’s safety and health core values. Conducting a virtual meeting will also allow stockholders whose travel may be restricted due to COVID-19 to partake in the meeting.

To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/DD2020 and enter the 16-digit control number included on your notice of Internet availability of the proxy materials, on your proxy card, or on the voting instructions that accompanied your proxy materials. You may begin to log into the meeting platform beginning at 8:30 a.m. EDT on May 27, 2020. The meeting will begin promptly at 9:00 a.m. EDT on May 27, 2020. A list of stockholders of record entitled to vote shall be open to any stockholder for any purpose relevant to the 2020 Meeting for ten days before the 2020 Meeting, during normal business hours, at the Office of the Corporate Secretary. A list of stockholders as of the close of business on the record date will also be available for examination by the stockholders during the whole time of the meeting at www.virtualshareholdermeeting.com/DD2020.

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

We are committed to ensuring our stockholders have the same rights and opportunities to participate in the 2020 Meeting as if it been held in a physical location. If you wish to submit a question before the meeting, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on “Question for Management,” type in your question, and click “Submit.” Alternatively, if you want to submit your question during the meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/DD2020, type your question into the “Ask a Question” field, and click “Submit.”

2

VOTING AND ATTENDANCE PROCEDURES (continued)

Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Questions regarding personal matters, including those related to employment or product or service issues, are not pertinent to meeting matters and therefore will not be answered.

If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page. Technical support will be available starting at 8:30 a.m. EDT on May 27, 2020 and through the conclusion of the meeting.

Other Matters

The Board does not intend to present any business at the 2020 Meeting that is not described in this Proxy Statement. The enclosed proxy or other voting instruction form confers upon the designated persons the discretion to vote the shares represented in accordance with their best judgment. Such discretionary authority extends to any other properly presented matter. The Board is not aware of any other matter that may properly be presented for action at the 2020 Meeting.

3

CORPORATE GOVERNANCE

Strong corporate governance is an integral part of DuPont’s core values. Within this section, you will find information about the Board and its governance structure and processes.

DuPont Board Corporate Governance Guidelines

The Corporate Governance Guidelines form an important framework for the Board’s corporate governance practices and assist the Board in carrying out its responsibilities. The Board reviews these guidelines periodically to consider the need for amendments or enhancements. Among other things, these guidelines delineate the Board’s responsibilities, leadership structure, independence, qualifications, election, annual self-evaluation, and access to management and advisors.

We invite you to visit the Company’s website at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx to review the following governance documents:

•	Director Code of Conduct

•	Employee Code of Conduct

•	Amended and Restated Certificate of Incorporation

•	Fourth Amended and Restated Bylaws

•	Corporate Governance Guidelines

•	Code of Financial Ethics

•	Board Committee Charters and Membership

•	Conflict Minerals and Human Rights Reports and Policies

Director Independence

The Board has assessed the independence of each director who is currently on the Board or who served on the Board during the last fiscal year in accordance with the standards of independence of the NYSE, SEC rules and as described in the Corporate Governance Guidelines. Based upon these standards, the Board has determined that all of the directors who are currently on the Board or who served on the Board during the last fiscal year other than Messrs. Breen and Doyle are independent. The current independent directors constitute a “substantial majority” of the Board, consistent with Board policy. In addition, the Board has determined that each of the nominees for director other than Mr. Breen is independent. The Nomination and Governance Committee, as well as the Board, will annually review relationships that directors may have with the Company and members of management to make a determination as to whether there are any material relationships that would preclude a director from being independent.

All members of the Audit, People and Compensation, and Nomination and Governance Committees are independent directors under the Corporate Governance Guidelines and applicable regulatory and listing standards.

Board Leadership Structure

The Board is responsible for broad corporate policy and overall performance of the Company through oversight of management and stewardship of the Company. Among other duties, the Board appoints the Company’s officers, assigns to them responsibility for management of the Company’s operations, and reviews their performance.

Mr. Breen served as the Chief Executive Officer of the Company from the closing of the Merger Transaction until the completion of the Corteva Spin-off. Following the Corteva Spin-off, Mr. Breen was appointed as the Executive Chair of the Company and C. Marc Doyle was appointed Chief Executive Officer of the Company. Upon the departure of Mr. Doyle effective February 17, 2020, Mr. Breen was appointed to also serve as the Chief Executive Officer. The Board believes that Mr. Breen’s service as both Executive Chair and Chief Executive Officer is appropriate because of Mr. Breen’s role in orchestrating the Merger Transaction, the Dow Spin-off and the Corteva Spin-off, as well as his proven track record of generating significant stockholder value. Because Mr. Breen serves in both the roles of

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Executive Chair and Chief Executive Officer, the Board has established a robust Lead Independent Director role and appointed Mr. Cutler to serve as Lead Independent Director. As Lead Independent Director, Mr. Cutler’s responsibilities include:

•	presiding at all meetings of the Board at which the Executive Chair is not present, including executive sessions of the Board’s independent directors;

•	serving as liaison between any non-independent directors (including the Executive Chair), on the one hand, and the independent directors, on the other hand;

•	reviewing and approving information sent to the Board;

•	reviewing meeting agendas and schedules and consult with the Executive Chair regarding the same;

•	if requested by major stockholders, ensuring that he is available for consultation and direct communication;

•	serving as focal point for stockholder communications and requests for consultation that are, in each case, addressed to independent members of the Board;

•	reviewing and approving meeting schedules to assure that there is sufficient time for discussion of all agenda items;

•	calling meetings of the Board’s independent directors; and

•

seeking to promote a strong Board culture, including the participation of all directors in an environment of open dialogue, constructive feedback and effective communication across the Board’s committees and among the Executive Chair, the Board as a whole, the Board’s committees and with regard to senior management.

Committees

Committees perform many important functions. The responsibilities of each Committee are stated in their respective Committee charters which are available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx. The Board, upon the recommendation of the Nomination and Governance Committee, elects members to each Committee and has the authority to change Committee chairs, memberships and the responsibilities of any Committee as set forth in the Bylaws.

The Board currently has four Committees: (i) Audit Committee; (ii) Nomination and Governance Committee; (iii) People and Compensation Committee; and the (iv) Environment, Health, Safety and Sustainability Committee (“EHS&S Committee”).

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A brief description of the responsibilities of the Committees are as follows:

Committees

Audit Committee

All members of the Audit Committee are independent directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held seven meetings during 2019.

•  Nominates, engages and replaces, as appropriate, the Company’s independent registered public accounting firm, subject to stockholder ratification, to audit the Company’s Consolidated Financial Statements.

•  Reviews and approves the Audit Committee Pre-Approval Policy of audit and non-audit services provided by the Company’s independent registered public accounting firm (the “Pre-Approval Policy”).

•  Provides oversight on the external reporting process and the adequacy of the Company’s internal controls.

•  Reviews effectiveness of the Company’s systems, procedures and programs designed to promote and monitor compliance with applicable laws and regulations and receives prompt reports on compliance matters that could adversely impact the Company’s external reporting process or adequacy of internal controls.

•  Reviews the scope of the audit activities of the independent registered public accounting firm and the Company’s internal auditors and appraises audit efforts of both.

•  Reviews services provided by the Company’s independent registered public accounting firm and other disclosed relationships as they bear on the independence of the Company’s independent registered public accounting firm.

•  Establishes procedures for the receipt, retention and resolution of complaints regarding accounting, internal controls or auditing matters.

A Summary of the Pre-Approval Policy is included as part of Agenda Item 4: Ratification of the Appointment of the Independent Registered Public Accounting Firm in this Proxy Statement.

Nomination and Governance Committee

All members of the Nomination and Governance Committee are independent directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held five meetings during 2019.

•  Develops and recommends to the Board a set of corporate governance guidelines for the Company.

•  Establishes the process for identifying and evaluating director nominees, determines the qualifications, qualities, skills and other expertise required to be a director, and recommends to the Board nominees for election to the Board.

•  Monitors the functioning of Board Committees.

•  Oversees the Board’s new director orientation program.

•  Oversees the annual assessment of the Board and its Committees.

•  Oversees the Company’s corporate governance practices, including reviewing and recommending to the Board for approval any changes to the Company’s Code of Conduct and Code of Financial Ethics, Certificate of Incorporation, Bylaws and Committee charters.

•  Oversees the Company’s compliance programs, including the Code of Conduct and Code of Financial Ethics.

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People and Compensation Committee

All members of the People and Compensation Committee are independent directors under the Board’s Corporate Governance Guidelines and applicable regulatory and listing standards.

Held eight meetings during 2019.

•    Retains any compensation consultants that the Committee, in its sole discretion, deems appropriate to fulfill its duties and responsibilities; the Committee sets the compensation and oversees the work of the consultants, including approval of an applicable executive compensation peer group.

•    Assesses current and future senior leadership talent for Company officers.

•    Assists the Board in the CEO succession planning process.

•    Reviews and approves the Company’s programs for executive development, performance and skills evaluations.

•    Conducts an annual review of the Company’s diversity talent and diversity representation on the slate for key positions.

•    Oversees the Company’s human capital management.

•    Reviews and approves the goals and objectives relevant to the CEO’s compensation, oversees the performance evaluation of the CEO based on such goals and objectives and, together with the other independent members of the Board, determines and approves the CEO’s compensation based on this evaluation.

•    Reviews and approves all compensation and employment arrangements, including severance agreements, of the Company’s executive officers and named executive officers other than the CEO.

•    Reviews the Company’s incentive compensation arrangements to determine whether they encourage excessive risk-taking, and evaluates compensation policies and practices that could mitigate any such risk.

•    Works with management to develop the Compensation Discussion and Analysis and other compensation disclosures for inclusion in the Company’s Annual Report on Form 10-K, annual meeting Proxy Statement or any other filings with the SEC.

•    Considers the voting results of any say-on-pay or related stockholder proposals.

•    Recommends non-employee directors’ compensation to the Board.

Environment, Health, Safety & Sustainability Committee Held five meetings during 2019.

•    Assesses the effectiveness of, and advises the Board on, corporate responsibility programs and initiatives, including the Company’s public policy, environment, health, safety and sustainability (“EHS&S”) policies and programs and matters impacting the Company’s public reputation.

•    Oversees and advises the Board on the Company’s corporate citizenship and corporate social responsibility programs and activities, including public policy management, advocacy priorities, philanthropic contributions, and corporate reputation management.

•    Reviews the Company’s public policy positions, strategy regarding political engagement and corporate social responsibility initiatives.

•    Assesses the Company’s EHS&S policies and performance and makes recommendations to the Board and the management of DuPont with regard to the same.

•    Reviews and provides input to management regarding the management of current and emerging EHS&S issues and reports periodically to the Board on EHS&S matters affecting DuPont.

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Committee Membership

The following chart shows the current Committee membership:

Committees
Director	Audit	Nomination and Governance	People and Compensation	EHS&S Committee

Amy G. Brady*	X			X

Edward D. Breen

Ruby R. Chandy*	X			CH

Franklin K. Clyburn, Jr.*		X	X

Terrence R. Curtin*	X	X

Alexander M. Cutler*		CH	X

Eleuthère I. du Pont*	X	X

Rajiv L. Gupta*			CH	X

Luther C. Kissam*	X	X

Frederick M. Lowery*			X	X

Raymond J. Milchovich*			X	X

Steven M. Sterin*	CH			X

* = Independent    CH = Chair

Board’s Role in the Oversight of Risk Management

The Board is responsible for overseeing the overall risk management process for the Company. Risk management is considered a strategic activity within the Company and responsibility for managing risk rests with executive management while the Committees and the Board as a whole participate in the oversight of the process. Specifically, the Board as a whole has responsibility for overseeing the strategic planning process and reviewing and monitoring management’s execution of the corporate and business plan, and each Committee is responsible for oversight of specific risk areas relevant to their respective charters. This process includes an assessment of potential cyber-attacks and the ongoing review of the Company’s comprehensive cyber security program.

The Board, acting through its committee structure, is responsible for overseeing that management implements and follows this risk management process and for coordinating the outcome of reviews by Committees in their respective risk areas.

Committee	Area(s) of Risk Management Oversight Responsibility

Audit Committee	Management and effectiveness of accounting, auditing, external reporting, compliance and internal controls, and cyber security as it relates to financial reporting

Nomination and Governance Committee	Director independence, potential conflicts of interest and other ethics and compliance

People and Compensation Committee	The Company’s executive compensation practices, human capital management and leadership succession planning

Environment, Health, Safety & Sustainability Committee	Emerging regulatory developments related to safety, health and environment and public policy management matters

Although each Committee is responsible for overseeing the management of certain risks as described above, the full Board is regularly informed by the Committees about these risks. This enables the Board and the Committees to coordinate risk oversight and the relationships among the various risks faced by the Company.

Succession Planning

The Board believes that one of its primary responsibilities is to oversee the development and retention of senior talent and to ensure that an appropriate succession plan is in place for the Chief Executive Officer and other

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members of senior management. The People and Compensation Committee, together with the Chief Executive Officer, regularly reviews senior management talent, including readiness to take on additional leadership roles and developmental opportunities needed to prepare senior leaders for greater responsibilities. In addition, the People and Compensation Committee regularly discusses recommendations and evaluations from the Chief Executive Officer as to potential successors to fill senior positions. The Chief Executive Officer also provides a regular review to the People and Compensation Committee assessing the members of the executive leadership team and his or her potential to succeed him. This review includes a discussion about development plans for senior leaders to help prepare them for future succession and contingency plans in the event the Chief Executive Officer is unable to serve for any reason (including death or disability). While the People and Compensation Committee has the primary responsibility to develop succession plans for the Chief Executive Officer position, it regularly reports to the Board and decisions are made at the Board level.

Stockholder Engagement

Throughout the year, the independent directors and members of the management team continued extensive outreach to stockholders. Through this outreach, the management team updated investors on a range of topics such as the Distributions following the Merger Transaction, the overall business strategy, current business conditions, corporate citizenship and sustainability, corporate governance practices and executive compensation, as well as gained an understanding of the perspectives and concerns of each investor. The Board and management team carefully consider the feedback from these meetings, as well as stockholder support, when reviewing the business, corporate governance and executive compensation profiles of the Company.

Communications with the Board and Directors

Stockholders and other parties interested in communicating directly with the Board, the Executive Chair, the Lead Independent Director or other independent directors, may do so by writing in care of the Office of the Corporate Secretary, 974 Centre Road, CRP Building 730, Wilmington, DE 19805. Pursuant to our Corporate Governance Guidelines, our Lead Independent Director is available for consultation and direct communication if requested by major stockholders.

The Board’s independent directors have approved procedures for handling correspondence received by the Company and addressed to the Board, the Executive Chair, the Lead Independent Director or other outside directors. Communications will be distributed to any or all directors as appropriate depending upon the individual communication. However, the directors have requested that communications that do not directly relate to their duties and responsibilities as directors of the Company be excluded from distribution and deleted from email that they access directly. Such excluded items include “spam”; advertisements; mass mailings; form letters and email campaigns that involve unduly large numbers of similar communications; solicitations for goods, services, employment or contributions; surveys; and individual product inquiries or complaints. Additionally, communications that appear to be unduly hostile, intimidating, threatening, illegal or similarly inappropriate will also be screened for omission by the Office of the Corporate Secretary. Any omitted or deleted communication will be made available to any director upon such director’s request. Concerns relating to accounting, internal controls, auditing or ethical matters are brought to the attention of the internal audit function and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Board, Committees and Annual Meeting Attendance

During 2019, DuPont held 13 Board meetings and 25 Committee meetings. All of the incumbent directors attended more than 75% of the sum of the total number of Board meetings and the total number of meetings of the Committees on which the director served during the past year. All directors are encouraged to attend the Annual Meetings of Stockholders, and in 2019, ten directors then serving on the DuPont Board attended the Annual Meeting of Stockholders held on June 25, 2019.

Executive Sessions of Directors

The non-employee directors meet in executive session in connection with each regularly scheduled meeting of the Board, and at other times as they may determine appropriate. During 2019, there were thirteen executive sessions of the Board chaired by the Co-Lead Directors and/or the Lead Independent Director for the Board. The Committees typically meet in executive session in connection with every Committee meeting.

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Director Qualifications and Diversity

The Nomination and Governance Committee has adopted guidelines to be used in evaluating candidates for Board membership in order to ensure a diverse and highly qualified Board. Directors are selected for their integrity and character; sound, independent judgment; breadth of experience, insight and knowledge; and business acumen. Leadership skills, scientific or technology expertise, familiarity with issues affecting global businesses in diverse industries, prior government service, diversity, time availability in light of other commitments, dedication and conflicts of interest are among the relevant criteria, which will vary depending on the needs of the Board. In addition, the Board limits the number of other public company boards on which a director may serve. No director who is an executive officer of a public company may serve as a director of the Company if he or she serves on more than a total of three public company boards, including the Board and the board of the company with which the director is employed. If a director is not an executive officer of a public company, he or she may serve on a maximum of four public company boards, including the Board. Directors are required to advise the Executive Chair in advance of serving on another company’s board.

Guidelines for director qualifications are included in the Corporate Governance Guidelines. The guidelines for director qualifications provide that a commitment to diversity is a consideration in the identification and nomination of director candidates, and that candidates are evaluated to provide for a diverse and highly qualified Board. The Nomination and Governance Committee and the full Board implement and assess the effectiveness of these guidelines and the commitment to diversity by referring to these guidelines in the review and discussion of Board candidates when assessing the composition of the Board and by including questions regarding the diversity of the Board membership in the Board’s annual self-evaluations.

Identifying Director Candidates

Among the Nomination and Governance Committee’s most important functions is the selection of directors who are recommended to the Board as candidates for election. The Nomination and Governance Committee has adopted a process for identifying new director candidates. Recommendations may be received by the Nomination and Governance Committee from various sources, including current or former directors, a search firm retained by the Nomination and Governance Committee to assist in identifying and evaluating potential candidates, stockholders, Company executives, and by self-nomination. The Nomination and Governance Committee is open to accepting stockholders’ suggestions of candidates to consider as potential Board members as part of the Nomination and Governance Committee’s periodic review of the size and composition of the Board and its Committees. Such recommendations should be sent to the Nomination and Governance Committee through the Office of the Corporate Secretary. The Nomination and Governance Committee uses the same process to evaluate director nominees recommended by stockholders as it does to evaluate nominees identified by other sources.

Director Candidate Nominations through Proxy Access

The Bylaws set forth procedural and content requirements for director candidate nominations through proxy access. As more specifically provided in the Bylaws, a stockholder or group of up to twenty stockholders owning 3% or more of the Company’s outstanding shares of common stock continuously for at least three years, may nominate and include in the Company’s proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements detailed in the Bylaws. Nominations should be sent to the Office of the Corporate Secretary in accordance with the procedural and content requirements set forth in the Bylaws, the full text of which is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx.

Board Term and Director Retirement Policy

The Certificate of Incorporation provides that all directors stand for election at each Annual Meeting of Stockholders.

The Corporate Governance Guidelines provide that directors should not be nominated for election to the Board after reaching age 75, unless it is determined that it is in the best interests of the Company to extend the retirement date.

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Code of Conduct

The Board has adopted a Code of Conduct for all directors of the Company and a Code of Financial Ethics applicable to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. In addition, the Company has a code of conduct applicable to all employees. The full text of Director Code of Conduct, Code of Financial Ethics and the Employee Code of Conduct are available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx. In addition, DuPont discloses on its website any waiver of or amendment to the Director Code of Conduct and the Code of Financial Ethics requiring disclosure under applicable rules.

Related Person Transactions

The Board adopted written policies and procedures relating to the approval or ratification of each “Related Person Transaction.” Under the policies and procedures, the Nomination and Governance Committee (or any other committee comprised of independent directors designated by the Board) reviews the relevant facts of all proposed Related Person Transactions and either approves, disapproves or ratifies the entry into a particular Related Person Transaction, by taking into account, among other factors it deems appropriate:

(i)	the commercial reasonableness of the transaction;

(ii)	the materiality of the Related Person’s direct or indirect interest in the transaction;

(iii)	whether the transaction may involve a conflict of interest, or the appearance of one;

(iv)	whether the transaction was in the ordinary course of business; and

(v)	the impact of the transaction on the Related Person’s independence under the Corporate Governance Guidelines and applicable regulatory and listing standards.

No director may participate in any discussion or approval of a Related Person Transaction for which he/she or any of his/her immediate family members is the Related Person. Related Person Transactions are approved or ratified only if they are determined to be in the best interests of DuPont and its stockholders.

If a Related Person Transaction that has not been previously approved or previously ratified is discovered, the Related Person Transaction will be presented to the Nomination and Governance Committee for ratification. If the Nomination and Corporate Committee does not ratify the Related Person Transaction, then the Company either ensures all appropriate disclosures regarding the transaction are made or, if appropriate, takes all reasonable actions to attempt to terminate the Company’s participation in the transaction.

Under DuPont’s policies and procedures, a “Related Person Transaction” is generally any financial transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) or any series of similar transactions, arrangements or relationships in which:

(i)	DuPont was, is or will be a participant;

(ii)	the aggregate amount involved exceeds $120,000 in any fiscal year; and

(iii)	any Related Person had, has or will have a direct or indirect material interest.

A “Related Person” is generally any person who is, or at any time since the beginning of DuPont’s last fiscal year was:

(i)	a director or an executive officer of DuPont or a nominee to become a director of DuPont;

(ii)	any person who is known to be the beneficial owner of more than 5% of any class of DuPont’s outstanding common stock; or

(iii)	any immediate family member of any of the persons mentioned above.

Certain Relationships and Related Transactions

DuPont and its subsidiaries purchase products and services from and/or sell products and services to companies of which certain of the directors and executive officers of DuPont, or their immediate family members, are employees. The Nomination and Governance Committee and the Board have reviewed such transactions and relationships and do not consider the amounts involved in such transactions material. Such purchases from and sales to each

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company involve less than either $1,000,000 or 2% of the consolidated gross revenues of each of the purchaser and the seller, and all such transactions are in the ordinary course of business. Some such transactions are continuing, and it is anticipated that similar transactions will occur from time to time.

Agreements with Dow and Corteva

In connection with the Dow Spin-off and the Corteva Spin-off, we entered into certain agreements to effect the separations, provide for the allocation of assets, employees, liabilities and obligations (including investments, property and employee benefits and tax-related assets and liabilities) among the Company, Dow, and Corteva, and provide a framework for our relationship with Dow and Corteva following the Distributions. Descriptions of these agreements are incorporated by reference to Item 1.01 of the Company’s Current Reports on Form 8-K filed with the SEC on April 2, 2019 and June 3, 2019. All descriptions therein and below are qualified in their entirety by the full text of such final, executed agreements filed therewith.

Separation and Distribution Agreement

The Company entered into a Separation and Distribution Agreement, effective as of April 1, 2019, with Dow and Corteva (collectively with the Company, the “Parties”) that sets forth, among other things, the agreements among the Parties regarding the principal transactions necessary to effect the distributions. It also sets forth other agreements that govern certain aspects of the Parties’ ongoing relationships after the completion of the distributions.

Tax Matters Agreement

The Parties entered into a Tax Matters Agreement, effective as of April 1, 2019, as amended on June 1, 2019, that governs their respective rights, responsibilities and obligations with respect to tax liabilities and benefits, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and other matters regarding taxes.

Employee Matters Agreement

The Parties entered into an Employee Matters Agreement, effective as of April 1, 2019. The Employee Matters Agreement identifies employees and employee-related liabilities (and attributable assets) to be allocated (either retained, transferred and accepted, or assigned and assumed, as applicable) to the Parties as part of the Distributions and describes when and how the relevant transfers and assignments would occur.

Intellectual Property Cross-License Agreements

The Company entered into an Intellectual Property Cross-License Agreement with Dow, effective as of April 1, 2019 (the “DowDuPont-Dow IP Cross-License Agreement”). In addition, Dow and Corteva entered into an Intellectual Property Cross-License Agreement, effective as of April 1, 2019 (the “Dow-Corteva IP Cross-License Agreement”). The Intellectual Property Cross-License Agreements set forth the terms and conditions under which the applicable Parties may use in their respective businesses, following each of the Distributions, certain know-how (including trade secrets), copyrights, and software, and certain patents and standards, allocated to another Party pursuant to the Separation and Distribution Agreement.

The Company entered into an Intellectual Property Cross-License Agreement with Corteva, effective as of June 1, 2019 (the “Dupont-Corteva IP Cross-License Agreement”). The Dupont-Corteva IP Cross-License Agreement sets forth the terms and conditions under which the applicable parties may use in their respective businesses, following the Corteva Spin-off, certain know-how (including trade secrets), copyrights, and software, and certain patents and standards, allocated to another Party pursuant to the Separation and Distribution Agreement.

Letter Agreement

The Company entered into a letter agreement with Corteva effective as of June 1, 2019 (the “Letter Agreement”). The Letter Agreement sets forth certain additional terms and conditions related to the Corteva Spin-off that are

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effective on the Company and Corteva, including certain limitations on each party’s ability to transfer certain businesses and assets to third parties without assigning certain of such party’s indemnification obligations under the Separation Agreement to the other party to the transferee of such businesses and assets or meeting certain other alternative conditions.

Other Agreements

The Parties entered into several other licensing, services, support, software, supply and lease agreements in connection with the Dow Spin-off and the Corteva Spin-off.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers and persons who own more than 10% of a registered class of the Company’s equity securities (“Reporting Persons”) to file with the SEC reports on Forms 3, 4 and 5 concerning their ownership of and transactions in the common stock and other equity securities of the Company, generally within two business days of a reportable transaction. As a practical matter, the Company seeks to assist its directors and executives by monitoring transactions and completing and filing reports on their behalf.

Based solely upon a review of SEC filings, all Reporting Persons complied with these reporting requirements during 2019, except for (i) a Form 4 for Lamberto Andreotti which was filed delinquently to reflect shares acquired and disposed of by his investment manager in a managed account without his knowledge and (ii) an amended Form 3 for each of Jacqueline K. Barton and Richard K. Davis, reflecting additional shares of DowDuPont stock not previously reported.

Sustainability Initiatives

A Purpose-Driven Company

Our purpose — to empower the world with the essential innovations to thrive — describes how we use our passion and proven expertise in science and innovation to create sustainable solutions for the complex challenges facing our world. Over the course of DuPont’s history, we have proven repeatedly that the most valuable and enduring business outcomes are the ones that are beneficial to society and keep the planet thriving. The Board believes that a continued focus on sustainability will help the Company deliver long-term stockholder value.

Guided by Our Core Values

Our core values reflect the longstanding commitments of our heritage companies, demonstrate our steadfast commitment to our people and the planet, and exemplify the way we operate.

Safety and health	Respect for people	Highest ethical behavior	Protecting the planet
We’re committed to protecting the safety and health of our employees, our contractors, our customers, and the people in the communities where we operate.	We treat our employees and all our partners with professionalism, dignity, and respect, fostering and environment where people can contribute, innovate, and excel.	We conduct ourselves in accordance with the highest ethical standards, and in compliance with all applicable laws, always striving to be a respected corporate citizen worldwide.	We find science-enabled, sustainable solutions for our customers, always managing our businesses to protect the environment and preserve the earth’s natural resources-for today and for future generations.

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Our Commitment to Sustainability

As a founding member of the World Business Council for Sustainable Development, DuPont has been a sustainability leader for decades and is committed to using a science-based approach to develop our innovations and achieving our goals. It is how we contribute to solving the world’s biggest challenges.

DuPont 2030 Sustainability Goals

In October 2019, DuPont announced its fifth-generation sustainability strategy — nine ambitious priorities that reflect our best opportunity to make a positive impact in the world. Over the course of the next decade, we pledge to work earnestly to make progress against these ambitions which we believe will have a meaningful impact on the sustainability of our business, our communities and our planet.

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Delivering solutions for global challenges	Align 100% of the DuPont innovation portfolio to meaningfully advance the UN Sustainable Development Goals and create value for our customers

Enabling a circular economy	Integrate circular economy principles into our business models considering lifecycle impacts in the markets we serve

Innovating safer by design	Design 100% of our products and processes using sustainability criteria including the principles of green chemistry

Acting on climate	Reduce Green House Gas (GHGs) emissions 30% including sourcing 60% of electricity from renewable energy

Deliver carbon neutral operations by 2050

Implement holistic water strategies across all facilities
Leading water stewardship	Enable millions of people access to clean water by advancing water technology and enacting strategic partnerships

Delivering world-class health & safety performance	Further our commitment to zero injuries, occupational illnesses and incidents

Accelerating diversity & inclusion	Become one of the world’s most inclusive companies, with diversity well ahead of industry benchmarks

Cultivating well-being & fulfillment	Create a workplace where employees report high levels of well-being and fulfillment

Building thriving communities	Improve over 100 million lives through targeted social impact programs

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Sustainability Governance

Each DuPont business has a dedicated sustainability leader responsible for overseeing business and product-level sustainability efforts. These business sustainability leaders are part of a cross-business, cross-functional Sustainability Leadership Council, chaired by the VP of Corporate Sustainability. Executive responsibility for sustainability performance sits with the Chief Technology & Sustainability Officer (CTSO). The CTSO role was created specifically for DuPont to capitalize on the intrinsic link between sustainability and innovation in our operating model.

To ensure robust governance, the CTSO reports directly to the CEO and routinely engages the EHS&S Committee of the Board on matters of sustainability, product stewardship and community impact.

Communicating Our Progress

We will publish our progress against our goals in our annual sustainability report, available at www.dupont.com/sustainability. DuPont’s positions on Environmental, Social and Governance (ESG) topics such as Product Safety and Transparency, Climate Change, Human Rights, PFAS, and Environment, Health & Safety can be found at www.dupont.com/position-statements.html.

Human Capital Management

The Board understands that human capital management, including diversity and inclusion initiatives, are key to the Company’s success. Our employees drive innovation, and we rely on their talent to help the Company achieve its short and long-term objectives. The Company is an equal opportunity employer, and the Board is committed to making employment decisions without regard to race, color, religion, national or ethnic origin, sex, sexual orientation, gender identity or expression, age, disability, protected veteran status or other characteristics protected by law.

Our Board, through the Compensation Committee, prioritizes attraction and retention of employee talent. The Company seeks to attract and retain employees by offering competitive compensation and benefits structures, rewarding work, and opportunities for advancement. The Board regularly assesses talent within the Company, promotes accountability at all levels, and seeks to help management establish competitive compensation policies with the goal of empowering our employees and preserving job satisfaction.

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AGENDA ITEM 1: ELECTION OF DIRECTORS

Board Composition

The Board currently consists of twelve members, with Mr. Breen serving as Executive Chair and Chief Executive Officer and Mr. Cutler serving as Lead Independent Director.

Recommendations and Nominations for Director

In accordance with the recommendation of the Nomination and Governance Committee, the Board has nominated the individuals listed in the following table for election as directors, to serve for a one-year term that expires at the Annual Meeting in 2021 or until their successors are elected and qualified.

(As of the date of the Proxy Statement) Name Age Current Position	Independent	Audit Committee	Nomination and Governance Committee	People and Compensation Committee	Environment, Health, Safety & Sustainability Committee	Other Current Public Boards

Amy G. Brady
Age 53 Chief Information Officer & Executive Vice President, KeyCorp	X	X			X

Edward D. Breen
Age 64 Executive Chair and Chief Executive Officer, DuPont de Nemours, Inc.						2*

Ruby R. Chandy
Age 58 Former President, Industrial Division Pall Corporation	X	X			CH	2

Franklin K. Clyburn, Jr.
Age 55 Executive Vice President, Chief Commercial Officer, Merck	X		X	X

Terrence R. Curtin
Age 51 Chief Executive Officer, TE Connectivity	X	X	X			1

Alexander M. Cutler
Age 68 Retired Chair and Chief Executive Officer, Eaton	X		CH	X		1

Eleuthère I. du Pont
Age 53 President, Longwood Foundation	X	X	X			1

Rajiv L. Gupta
Age 74 Chairman of Aptiv, PLC	X			CH	X	3

Luther C. Kissam
Age 55 Chair, President & Chief Executive Officer, Albemarle Corp.	X	X	X			1

Frederick M. Lowery
Age 49 Senior Vice President, Thermo Fisher, President Life Sciences and Laboratory Products Groups	X			X	X

Raymond J. Milchovich
Age 70 Former Chair and Chief Executive Officer, Foster Wheeler AG	X			X	X

Steven M. Sterin
Age 48 Former Executive Vice President & Chief Financial Officer, Andeavor	X	CH			X	1

CH = Chair

* Mr. Breen currently serves as a director of Comcast Corporation and Corteva. Mr. Breen will not stand for re-election to the Corteva board of directors and his term as a director of Corteva will expire immediately following Corteva’s annual meeting of stockholders which is expected to occur on April 28, 2020.

17

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

The Board unanimously recommends a vote FOR the election of ALL of these nominees as directors.

The Company’s Bylaws prescribe the voting standard for election of directors as a majority of the votes cast in an uncontested election, such as this one, where the number of nominees does not exceed the number of directors to be elected. Under the Corporate Governance Guidelines, if a nominee who already serves as a director is not elected, that nominee shall offer to tender his or her resignation to the Board. The Nomination and Governance Committee will then recommend to the Board whether to accept or reject the resignation, or whether other action should be taken. Within ninety days of the certification of election results, the Board will publicly disclose its decision regarding whether to accept or reject the resignation. As explained on the accompanying proxy card or voting information, it is the intention of the persons named as proxies to vote executed proxies FOR the candidates nominated by the Board unless contrary voting instructions are provided. If something unanticipated should occur prior to the 2020 Meeting making it impossible for one or more of the candidates to serve as a director, votes will be cast in the best judgment of the persons authorized as proxies.

The NYSE rules do not permit brokers with discretionary authority to vote in the election of directors. Therefore, if you hold your shares beneficially and do not provide voting instructions to your bank or broker, your bank or broker will abstain from voting on your behalf and your shares will not be voted in the election of directors. We urge you to promptly provide voting instructions to your broker to ensure that your shares are voted on this matter. Please follow the instructions set forth in the voting information provided by your bank or broker.

18

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

DIRECTOR NOMINEES

Information in the biographies summarizes key qualifications and diversity attributes as they apply to the individual directors to support the conclusion that these individuals are highly qualified to serve on the Board. The information is current as of the date of this Proxy Statement. Each nominee has consented to serve if elected.

AMY G. BRADY	Executive Vice President and Chief Information Officer, KeyCorp
Age 53

Ms. Brady is Chief Information Officer (CIO), Executive Vice President at KeyCorp, a bank-based financial services company. In this role, Ms. Brady leads the company’s shared services for technology, operations, data, client and account servicing, security services (including cybersecurity), and procurement. Prior to joining KeyCorp in 2012, Ms. Brady spent 25 years with Bank of America, including as CIO, Enterprise Technology and Operations, where she was responsible for technology and operations delivery for critical enterprise functions including Finance, Risk, Human Resources, Marketing, Legal and Audit. Ms. Brady joined the DuPont Board of Directors in October 2019. Ms. Brady was recommended for nomination to our Board by one of our non-employee directors.

Skills and Expertise Ms. Brady’s technology, operations and cybersecurity expertise is a strong asset to the Board. Ms. Brady also has extensive management experience.

EDWARD D. BREEN	Executive Chair and Chief Executive Officer, DuPont de Nemours, Inc.
Age 64

Mr. Breen has served as the Executive Chair of the Board of Directors of DuPont since June 1, 2019 and as Chief Executive Officer since February 18, 2020. Prior to his current role, Mr. Breen served as the Chief Executive Officer of DowDuPont from September 1, 2017 to May 31, 2019. Mr. Breen was named Interim Chairman of the Historical EID Board and Chief Executive Officer on October 16, 2015, and assumed those roles permanently on November 9, 2015. He served as Chairman, from July 2002 to March 2016, and Chief Executive Officer, from July 2002 to September 2012, of Tyco International, plc, a leading global provider of security products and services, fire detection and suppression products and services and life safety products. Prior to joining Tyco, Mr. Breen held senior management positions at Motorola, including as President and Chief Operating Officer, and General Instrument Corporation, including as Chairman, President and Chief Executive Officer. Mr. Breen is a director of Comcast Corporation (since 2014 and 2005 to 2011). Mr. Breen has also served as a director of Corteva since June 1, 2019 but will not stand for re-election in 2020. Mr. Breen is a member of the Advisory Board of New Mountain Capital LLC, a private equity firm. Mr. Breen served as a director of Historical EID from February 2015 to September 2017, a director of DowDuPont from September 2017 to June 2019, and a director of DuPont since June 2019.

Skills and Expertise

Mr. Breen’s experience leading numerous global companies makes him well suited to lead DuPont during this transformative time and to help enhance the Board’s ability to consider, evaluate and maintain oversight over business strategies and risk management efforts.

19

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

RUBY R. CHANDY	Former President of the Industrial Division of Pall Corporation
Age 58

Ms. Chandy was the President of the Industrial Division of Pall Corporation, a leading supplier of filtration, separation, and purification technologies, from April 2012 to November 2015. Prior to her time at Pall, Ms. Chandy held leadership positions with several major, global companies including The Dow Chemical Company, Rohm and Haas Corporation, Thermo Fisher Scientific Corporation and Boston Scientific Corporation. Ms. Chandy currently serves on the boards of Ametek Inc. and Flowserve Corporation. She also sits on the Executive Advisory Board of Gryphon Investors, a private equity investment firm and is an executive board member of MIT Sloan. Ms. Chandy joined the Specialty Products Advisory Committee in April 2018 and served as an ex-officio member of the DowDuPont Board from April 2018 to June 2019. Ms. Chandy joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Ms. Chandy has experience in industrial, medical, life science, specialty materials and microelectronics companies. She is a proven executive with experience in international growth and innovation. Her financial, management, environmental and global expertise brings value to the Board.

FRANKLIN K. CLYBURN, JR.	Executive Vice President and Chief Commercial Officer, Merck
Age 55

Mr. Clyburn has served as the Executive Vice President and Chief Commercial Officer of Merck since 2019. Mr. Clyburn also serves as a member of Merck’s Executive Committee. In his roles at Merck, a publicly traded global pharmaceutical company, Mr. Clyburn is responsible for all operations and P&L across the human health commercial portfolio globally. He previously held various senior leadership positions within the company, most recently serving as President of Global Oncology from 2013 to 2018. He joined Merck in 2008 following eight years as Vice President of various business units at Sanofi-Aventis S. A. (now Sanofi). Earlier in his career, Mr. Clyburn served in a wide range of commercial roles of increasing responsibility at Hoechst Marion Roussel Inc. (now part of Sanofi) from 1994 to 2000. Mr. Clyburn serves as a member of the Executive Leadership Council and is on the board of Trustees of Thomas Edison State University. Mr. Clyburn joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Clyburn’s tenure at Merck has provided him with vast experience in research and development operations, the regulatory environment, and marketing and sales. He is globally focused and has great depth in sales and marketing of complex, science-based products. Mr. Clyburn also has extensive management experience.

20

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

TERRENCE R. CURTIN	Chief Executive Officer and Board Member, TE Connectivity
Age 51

Mr. Curtin assumed the role of CEO at TE Connectivity, a global technology leader in connectivity and sensor solutions, in March 2017. Prior to the CEO role, Mr. Curtin served as TE’s President, where he was responsible for all of the company’s businesses and mergers and acquisitions activities. Mr. Curtin previously led TE’s Industrial Solutions business segment and also served as TE’s Chief Financial Officer. Prior to his time with TE Connectivity, Mr. Curtin spent eleven years at Arthur Andersen LLP in positions of increasing responsibility. Mr. Curtin has served on the board of directors of TE Connectivity since March 2016. He is also a member of the board of directors of the US-China Business Council. Mr. Curtin joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Curtin’s experience as the Chief Executive Officer of a global technology company provides him with expertise as a global-minded leader with strong corporate governance skills, M&A experience and technology. He also brings a depth of experience in finance and accounting.

ALEXANDER M. CUTLER	Former Chairman and Chief Executive Officer, Eaton
Age 68

Mr. Cutler served as the Chairman and Chief Executive Officer of Eaton, a global, diversified industrial manufacturer, from 2000 to 2016. Mr. Cutler formerly served as Eaton’s President and Chief Operating Officer, Executive Vice President and Chief Operating Officer-Controls and Executive Vice President-Operations. He serves on the boards of KeyCorp, United Way Services of Greater Cleveland, and the Musical Arts Association. Mr. Cutler served as a director of Historical EID from 2008 until September 2017, he served as a director of DowDuPont from September 2017 to June 2019, and joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Cutler has a wealth of global business management, finance, investor relations, marketing and supply chain and logistics experience as former Chairman and Chief Executive Officer of Eaton. As Lead Independent Director and Chair of the Nomination and Governance Committee, he provides the Board with important insights in the areas of corporate governance and government relations based on his past position as Chair of The Business Roundtable Corporate Governance Committee as well as his various board positions.

21

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

ELEUTHÈRE I. DU PONT	President, Longwood Foundation
Age 53

Mr. du Pont has served as President of the Longwood Foundation, a private foundation principally supporting charitable organizations, since 2008. He previously served as senior vice president, operations and chief financial officer of drugstore.com from 2007 to 2008. Prior to that time, Mr. du Pont served as president and chief financial officer of Wawa, Inc. Mr. du Pont serves on the boards of WSFS Financial Corporation and Burris Logistics. Mr. du Pont served on the Historical EID board of directors from 2006 until the effective date of the Merger Transaction. In September 2017, Mr. du Pont joined the Specialty Products Advisory Committee and served as an ex-officio member of the DowDuPont Board until June 2019. Mr. du Pont joined the DuPont Board of Directors in June 2019.

Skills and Expertise

From his experiences as president, chief financial officer and corporate director, Mr. du Pont brings to the Board expertise on corporate governance, accounting, finance, human resources, information technology, investment management, investor relations and procurement. He also brings a unique perspective from his roles leading safety, supply chain and operations.

RAJIV L. GUPTA	Chairman of Aptiv, PLC
Age 74

Mr. Gupta has served as Chairman of Aptiv, a global technology company that develops safer, greener and more connected solutions enabling the future of mobility, since March of 2015. Prior to Aptiv, Mr. Gupta spent the majority of his career at Rohm and Haas. He served as its Chairman and Chief Executive Officer from 1999 to 2009. He joined Rohm and Haas in 1971 and held numerous leadership roles throughout his tenure. Mr. Gupta also serves on the board of directors of Arconic Inc. and Avantor Inc., where he is also the Chairman of the board of directors. Mr. Gupta is a Senior Advisor to New Mountain Capital LLC, a private equity firm. Mr. Gupta is a past chairman of the American Chemistry Council and the Society of Chemical Industry, America Section. Mr. Gupta joined the Specialty Products Advisory Committee in June 2018 and served as an ex-officio member of the DowDuPont Board from June 2018 to June 2019. Mr. Gupta joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Gupta’s professional experience, including as Chairman and CEO of a global public company and other board positions, enables him to contribute his expertise in corporate leadership, public company governance, strategic analysis, operations, and executive compensation matters.

22

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

LUTHER C. KISSAM	Chair, President and Chief Executive Officer, Albemarle Corporation
Age 55

Mr. Kissam was elected Chief Executive Officer of Albemarle Corporation, a global specialty chemicals company with leading positions in lithium, bromine and refining catalysts, effective September 2011. He was elected to Albermarle’s board of directors in 2011 and named Chairman of the board in 2016. Mr. Kissam joined Albermarle in 2003 as Vice President, General Counsel and Corporate Secretary and served as Senior Vice President, Manufacturing and Law, and Corporate Secretary from January 2008 until his promotion to President in March 2010. Prior to joining Albermarle, Mr. Kissam served as President, General Counsel and Secretary of Merisant company, a manufacturer of artificial sweeteners. Mr. Kissam is a current director of the Citadel Foundation, serves as a director for the Albemarle Foundation, and serves on the board of the Charlotte Sports Foundation. Mr. Kissam joined the Specialty Products Advisory Committee in April 2018 and served as an ex-officio member of the DowDuPont Board from April 2018 to June 2019. Mr. Kissam joined the DuPont Board of Directors in June 2019.

Skills and Expertise

As the CEO of a global company, Mr. Kissam has developed extensive knowledge in the areas of leadership, global business, corporate finance, safety, risk oversight, mergers and acquisitions, management and corporate governance.

FREDERICK M. LOWERY	Senior Vice President and President, Life Sciences Solutions and Laboratory Products, Thermo Fisher Scientific Inc.
Age 49

Mr. Lowery has served as Senior Vice President and President, Life Sciences Solutions and Laboratory Products of Thermo Fisher Scientific Inc., a publicly traded provider of products and services for life sciences, healthcare and applied markets since 2017. In his role, Mr. Lowery leads the BioProduction, Laboratory Products and Laboratory Chemicals businesses, as well as several functions within Life Sciences Solutions. Since joining Thermo Fisher in 2005, he has held a number of senior leadership positions across businesses. Prior to his time at Thermo Fisher, Mr. Lowery was with Maytag Corporation from 1999 to 2005 and began his career as an engineer at General Motors Company. Mr. Lowery is a member of the Boston Renaissance Charter Public School Board of Trustees and a member of the Tennessee Tech University Foundation Board. Mr. Lowery joined the DuPont Board of Directors in June 2019.

Skills and Expertise

With his engineering and science backgrounds, Mr. Lowery brings science and technology perspective combined with senior management capabilities to the Board. Mr. Lowery has a wealth of global experience and has developed operating teams, launched innovative new products and acquired businesses. Additionally, he brings strong manufacturing knowledge and experience.

23

AGENDA ITEM 1: ELECTION OF DIRECTORS (continued)

RAYMOND J. MILCHOVICH	Former Chairman and Chief Executive Officer, Foster Wheeler AG
Age 70

Mr. Milchovich served as Chief Executive Officer from 2001 to 2010 and Non-Executive Chairman of the Board and Consultant from 2010 to November 2011 of Foster Wheeler AG, a company that engineered and constructed facilities for oil and gas, liquid natural gas, refining, chemical, pharmaceutical and power industries. He also served as a director of Nucor Corporation from 2002 to 2007 and 2012 to May 2017 and Lead Director from September 2013 to February 2017. Mr. Milchovich served as a director of Historical Dow from 2015 until the effective date of the Merger Transaction when he became a director of DowDuPont. Mr. Milchovich resigned from the DowDuPont board of directors as of June 30, 2018, at which time he joined the Specialty Products Advisory Committee and then served as an ex-officio member of the DowDuPont board of directors. Mr. Milchovich joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Milchovich brings global business and leadership experience as former Lead Director of Nucor Corporation and former Chief Executive Officer of Foster Wheeler AG. He also possesses finance and accounting expertise including experience with, and direct involvement in and supervision of, the preparation of financial statements and risk management. His additional public company board experience provides additional corporate governance and compensation experience and financial expertise.

STEVEN M. STERIN	Former Executive Vice President and Chief Financial Officer, Andeavor
Age 48

Mr. Sterin served as an executive with Andeavor from 2014 until the merger of Andeavor with Marathon Petroleum Company in October 2018. He also served as President, Chief Financial Officer and a member of the board of directors for Andeavor Logistics GP, LLC from 2014 to 2018. From 2007 to 2014, Mr. Sterin was the Senior Vice President and Chief Financial Officer of Celanese Corporation, a global technology and specialty material company. He previously served as Corporate Controller and Principal Accounting Officer of Celanese. Mr. Sterin also spent six years with Reichhold, Inc., a global chemical company, in a variety of financial positions, including director of tax and treasury in the Netherlands, Global Treasurer and Vice President of Finance. Mr. Sterin’s career started with Price Waterhouse. Mr. Sterin currently serves as a Senior External Advisor to McKinsey & Company. He has served on the board of directors of Kosmos Energy since July 2019. Mr. Sterin joined the Specialty Products Advisory Committee in December 2017 and served as an ex-officio member of the DowDuPont Board until June 2019. Mr. Sterin joined the DuPont Board of Directors in June 2019.

Skills and Expertise

Mr. Sterin has over 10 years of large public company CFO experience and has led financial functions including investor relations, business planning and analysis, capital markets and treasury, accounting and controlling, customer credit, internal audit, enterprise risk management, and tax. Mr. Sterin also has experience with information technology and cyber security services.

✓	AGENDA ITEM 1: ELECTION OF DIRECTORS The Board of Directors recommends that you vote FOR all 12 director nominees.

24

DIRECTOR COMPENSATION

DuPont compares its non-employee director compensation programs, designs and compensation elements to the same peer group used for executive compensation, as described in the “Peer Group and Benchmarking” section of the Compensation Discussion and Analysis. DuPont targets the median compensation of the peer group for all director compensation elements. The following tables provide information concerning the compensation provided to DuPont’s non-employee directors in 2019. For a description of compensation paid to Mr. Breen as Executive Chair, see the Compensation Discussion & Analysis and Summary Compensation Table in this Proxy Statement.

Non-Employee Directors’ Fees

2019 directors’ fees as stated below are paid only to directors who are not employees of the Company. An overview of the 2019 compensation elements for non-employee directors is below.

Compensation Element		($)
Cash Retainer		115,000
Equity Retainer		170,000
Total Retainer		285,000

	Audit	35,000
Annual Committee Chair Fees	Compensation	25,000
	All Other	20,000
Lead Independent Director Fees		50,000

Director Compensation for 2019

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)(b)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(c)	All Other Compensation ($)(d)	Total ($)
Lamberto Andreotti	38,333	-	-	125	38,458
Ajay Banga	28,750	-	-	-	28,750
Jacqueline Barton	33,750	-	-	-	33,750
James A. Bell	37,500	-	-	-	37,500
Amy G. Brady	38,333	99,159	-	75	137,568
Robert A. Brown	38,333	-	-	125	38,458
Ruby R. Chandy	105,833	170,464	-	300	276,597
Franklin K. Clyburn, Jr.	57,500	170,464	-	175	228,139
Terrence R. Curtin	57,500	170,464	-	175	228,139
Alexander M. Cutler	154,167	170,464	-	20,784	345,415
Richard Davis	28,750	-	-	-	28,750
Eleuthère I. du Pont	95,833	170,464	-	13,007	279,304
Jeff M. Fettig	108,750	-	-	-	108,750
Rajiv L. Gupta	108,333	170,464	-	1,157	279,954
Marillyn A. Hewson	28,750	-	-	125	28,875
Lois D. Juliber	46,667	-	-	125	46,792
Luther C. Kissam IV	95,833	170,464	-	300	266,597
Frederick M. Lowery	57,500	170,464	-	175	228,139
Raymond J. Milchovich	95,833	170,464	-	300	266,597
Paul Polman	28,750	-	-	-	28,750
James M. Ringler	28,750	-	-	-	28,750
Ruth G. Shaw	35,000	-	-	-	35,000
Steven M. Sterin	113,333	170,464	-	300	284,097
Lee M. Thomas	38,333	-	-	125	38,458
Patrick J. Ward	50,000	-	-	125	50,125

25

DIRECTOR COMPENSATION (continued)

(a)

For Messrs. Banga, Bell, Davis, Fettig, Polman, and Ringler and Mses. Barton and Shaw, who no longer serve on the Board, these figures represent fees paid prior to the Dow Spin-off on April 1, 2019. For Ms. Hewson, who no longer serves on the Board, these figures represent fees paid prior to her retirement on March 31, 2019. For Messrs. Andreotti, Brown, Thomas and Ward and Ms. Juliber, who no longer serve on the Board, these figures represent fees paid prior to the Corteva Spin-off on May 31, 2019. For Messrs. Clyburn, Curtin, and Lowery, these figures represent fees paid for the period from June 1, 2019 through December 31, 2019. For Ms. Brady, these figures represent fees paid for the period from October 9, 2019 through December 31, 2019. In addition to the annual retainer, the amount in this column includes lead independent director and committee chair fees.

(b)

The full grant date fair value of Restricted Stock Units granted on June 3, 2019 is based on $76.10 per share with a total value of $170,464 in accordance with the same standard applied for financial accounting purposes, Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. For Ms. Brady, the full grant date fair value of Restricted Stock Units granted on October 9, 2019 is based on $64.81 per share with a total value of $99,159 in accordance with the same standard applied for financial accounting purposes, FASB ASC Topic 718.

(c)

Historical EID maintained a discontinued Retirement Income Plan for Non-Employee Directors. This plan was assumed by Corteva at the time of the Corteva Spin-off and no new pension plan was implemented at DuPont. No above-market earnings were accrued under the Non-Qualified Deferred Compensation plan maintained for non-employee directors.

(d)

Includes Historical EID and DuPont-paid accidental death and disability insurance premiums, along with Imputed income for Mr. Gupta’s spouse’s travel, and accruals made in 2019 for non-employee directors under Historical EID and DuPont’s discontinued directors’ charitable gift plans.

Non-Employee Directors Stock Grant

In June 2019, each acting non-employee director received a grant of 2,240 Restricted Stock Units (“RSUs”), with provisions limiting transfer until retirement or termination of service to the Company.

In October 2019, Ms. Brady, upon being named to the Board, received a prorated grant of 1,530 RSUs, with provisions limiting transfer until retirement or termination of service to the Company.

Non-Employee Directors’ Stock Ownership Guidelines

Equity, in the form of Restricted Stock, RSUs or Deferred Stock, is a key component of director compensation. Directors are generally required to hold all equity awards until retirement. This requirement applies with respect to equity awards granted since 2011 in the case of Messrs. Cutler and du Pont, who were directors of Historical EID. Legacy Historical Dow directors who left the Board on March 31, 2019 were subject to a Stock Ownership Guideline rather than a mandatory holding requirement.

Non-Employee Directors Deferred Compensation Plan

Non-employee directors may choose, prior to the beginning of each year, to have all or part of their fees credited to deferred compensation accounts.

For legacy Historical Dow directors, at the election of the director, fees are deferred into one of several hypothetical investment accounts that accrue investment returns according to the account selected. Investment choices include a fund with an interest rate equal to the sum of the 60-month rolling average of ten-year U.S. Treasury Note yield plus the current five-year Historical Dow credit spread, a phantom Historical Dow stock account tracking the market value of DowDuPont common stock with market dividends paid and reinvested, as well as funds tracking the performance of several mutual funds. These funds are identical to funds offered as part of the Elective Deferral Plan for management level employees. Such deferred amounts will be paid in installments as elected by the Director at the time of deferral commencing in July following the director’s retirement or termination of service to the Company, in the following July or in July of the calendar year following the director’s 72nd birthday. If the director elects to receive payment in July following his or her 72nd birthday and if he or she remains on the Board beyond his or her 72nd birthday, payments shall start in the July following retirement or termination of service to the Company.

A director may defer all or part of the Board retainer and Committee Chair fees in cash or stock units until retirement as a director or until a specified year after retirement. Interest accrues on deferred cash payments and dividend equivalents accrue on deferred stock units. As part of the retention requirements, equity grants will be held until retirement. However, a director may defer payments beyond retirement.

Business Travel Accident Insurance for Non-Employee Directors

DuPont maintains a rider on its Business Travel Accident insurance policies covering each non-employee director, which will cover accidental death and dismemberment if the director is traveling on DuPont business.

26

DIRECTOR COMPENSATION (continued)

Directors’ Charitable Gift Plan

In October 2008, DuPont discontinued its legacy DuPont charitable gift plan with respect to future directors. After the death of a director, DuPont donated five consecutive annual installments of up to $200,000 each to tax-exempt educational institutions or charitable organizations recommended by the director and approved by DuPont.

A director was fully vested in the plan after five years of service as a director or upon death or disability. The plan is unfunded. DuPont does not purchase insurance policies to satisfy its obligations under the plan. The directors do not receive any personal financial or tax benefit from this program because any charitable, tax-deductible donations accrue solely to the benefit of DuPont. Employee directors were able to participate in the plan if they made a required annual contribution.

Equity Compensation Plan Information

The tables below show the Equity Compensation Plan Information as of December 31, 2019.

	(1)	(2)	(3)

Plan Category	# of securities to be issued upon exercise of outstanding options, warrants, rights	Weighted-average exercise price of outstanding options, warrants, rights ($)	# of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (1))
Equity Compensation Plans Approved by Security Holders	10,314,986	66.49	13,507,005

27

EXECUTIVE OFFICERS

The following table provides information regarding our executive officers as of March 31, 2020:

Name	Age	Position

Edward D. Breen	64	Executive Chair and Chief Executive Officer

Lori D. Koch	45	Executive Vice President and Chief Financial Officer

Darrell Ford	55	Senior Vice President and Chief Human Resources Officer

Erik T. Hoover	46	Senior Vice President and General Counsel

Steve Larrabee	58	Senior Vice President and Chief Information Officer

Raj Ratnakar	52	Senior Vice President and Chief Strategy Officer

Matthias Heinzel	53	President, Nutrition & Biosciences

Jon Kemp	44	President, Electronics & Imaging

Rose Lee	54	President, Safety & Construction

Randy Stone	53	President, Transportation & Industrial

Edward D. Breen has served as our Chief Executive Officer since February 2020 and has been Executive Chair of our Board of Directors since 2019. Mr. Breen’s biographical details are contained under “Agenda Item 1: Election of Directors”.

Lori D. Koch has served as our Executive Vice President and Chief Financial Officer since February 2020. Prior to that Ms. Koch served as the Company’s Vice President, Investor Relations and Corporate Financial Planning & Analysis since June 2019. Ms. Koch previously served as the Director of Investor Relations of Historical EID from July 2016 to May 2019; Global Finance Director of Historical EID’s Performance Materials business from November 2015 to July 2016; and the Global Finance Manager for various Historical EID businesses from April 2008 to November 2015. Ms. Koch currently serves as a director of Aceto Corporation, a leading global virtual manufacturer of life sciences materials and technology. Ms. Koch holds an M.S. in Accounting from Babson College and a B.S. in Finance and International Business from Pennsylvania State University.

Darrell Ford has served as our Senior Vice President and Chief Human Resources Officer since June 2019. From November 2018 to June 2019, Mr. Ford served as Chief Human Resources Officer to the Specialty Products Division of DowDuPont. Prior to joining DowDuPont, Mr. Ford served as the Executive Vice President and Chief Human Resources Officer of Xerox Corporation from 2015 to 2018. Mr. Ford holds an M.B.A. from Rutgers University’s Graduate School of Management, a J.D. from Rutgers University School of Law, and a B.S. in psychology from Rutgers University.

Erik T. Hoover has served as our Senior Vice President and General Counsel since June 2019. From June 2019 to October 2019, he also served as Corporate Secretary. In his previous role as General Counsel for the Specialty Products Division of DowDuPont, Mr. Hoover oversaw all legal matters for that division. From 2017 to 2019, he also served as Assistant Corporate Secretary for DowDuPont and Chief Compliance Officer for Historical EID. Prior to the Merger Transaction in 2017, Mr. Hoover was Secretary and Associate General Counsel for Historical EID. Before joining Historical EID, he was an associate at Blank Rome LLP in Philadelphia. Mr. Hoover earned a B.S. in accounting from Lehigh University and a J.D. degree from Rutgers School of Law at Camden.

Steve Larrabee has served as our Senior Vice President and Chief Information Officer since June 2019. Prior to that role, Mr. Larrabee served as Chief Information Officer for the Specialty Products Division of DowDuPont from June 2017 to June 2019. From March 2016 to May 2017, Mr. Larrabee consulted through At Last Business Solutions. Mr. Larrabee held the role of CIO for Mars, Incorporated from 2009, extending it in 2011 to become the President, Mars Global Services until 2016. Mr. Larrabee earned an MBA from Seton Hall University and a B.S. in Computer Science & Applied Mathematics from the State University of New York at Albany.

Raj Ratnakar has served as our Senior Vice President and Chief Strategy Officer since June 2019. Mr. Ratnakar joined DuPont in May 2019 immediately prior to the Corteva Spin-off. Prior to joining DuPont, Mr. Ratnakar served as Chief Strategy Officer for Fortive, a publicly traded spin-off of Danaher from 2015 to June 2019. Mr. Ratnakar’s previous experience also includes senior strategy roles at both Danaher and TE Connectivity. He holds an M.B.A. from The Wharton School, University of Pennsylvania, an M.S. in Mechanical Engineering from the University of Maryland and a B. Eng., Manufacturing Engineering from Bangalore University.

28

EXECUTIVE OFFICERS (continued)

Matthias Heinzel has served as the President of Nutrition and Biosciences since June 2019. Mr. Heinzel previously served as the President of the Nutrition and Health business. Since joining Historical EID in 2003, Mr. Heinzel has held a variety of roles within the organization. Prior to joining Historical EID, Mr. Heinzel was a Senior Management Consultant with McKinsey where he served international clients in the technology, telecommunications and process industry. He then held several leadership roles in marketing, strategy and business development in the telecommunications industry. Mr. Heinzel holds a master degree in electrical engineering and business administration (Dipl.-Wirtschaftsing.) and a Ph.D. in business administration.

Jon Kemp has served as President, Non-Core segment since June 2019. Mr. Kemp was also named President, Electronics & Imaging in August 2019. Prior to the President role, he served as Head of Strategy for the Specialty Products Division of DowDuPont from October 2017 to June 2019. Mr. Kemp served as President, DuPont Electronics & Communications from 2015 through 2017. Prior to that, Mr. Kemp held various roles at Historical EID. Prior to joining Historical EID, he was an economist and business development manager for the Utah Department of Community and Economic Development. Mr. Kemp earned a B.A. in economics from the University of Utah and a M.B.A. from the Darden School of Business at the University of Virginia.

Rose Lee has served as President, Safety & Construction since June 2019. Prior to such role, Ms. Lee served as President, Safety & Construction for the Specialty Products Division of DowDuPont from September 2017 to June 2019. Ms. Lee joined Historical EID in January 2015 as Global Business Director, DuPont™ Kevlar® and Aramid Intermediates. In 2016, she assumed the role of President, DuPont Protection Solutions. Prior to joining Historical EID, Ms. Lee served in a series of roles with increasing responsibility at Saint-Gobain, Booz-Allen consultancy and United Technologies. Ms. Lee is a board member of Crown Holdings, Inc. Ms. Lee earned a B.S. in aerospace engineering from Cornell University, a M.S. in mechanical engineering from Rensselaer Polytechnic Institute, and an M.B.A. from Massachusetts Institute of Technology.

Randy Stone has served as President, Transportation and Industrial since June 2019. Prior to this role, he served as President, Transportation and Advanced Polymers for the Specialty Products Division of DowDuPont from 2017 to June 2019. From 2016 to 2017, Mr. Stone served as President, DuPont Performance Materials. Mr. Stone began his career at Historical EID in 2007, serving in progressive leadership roles for the DuPont Dow Elastomers joint venture and the DuPont Performance Elastomers business, the latter while located in Shanghai, China. Prior to joining Historical EID, Mr. Stone served as a business director at Arkema and in various commercial roles at The Dow Chemical Company. Mr. Stone earned a Bachelor’s of Science degree in economics from South Dakota State University and an M.B.A. from Lehigh University.

29

BENEFICIAL OWNERSHIP OF COMPANY STOCK

The following table presents the beneficial ownership of DuPont’s Common Stock as of March 31, 2020, except as noted, for (i) each director of the Company, (ii) each nominee for director (iii) each of our named executive officers listed in the Summary Compensation Table, (iv) all directors and executive officers as a group, and (v) each person beneficially owning more than 5% of the outstanding shares of DuPont’s Common Stock. As of March 31, 2020, there were 733,793,781 shares of DuPont’s Common Stock outstanding.

Name	Current Shares Beneficially Owned(a)		Rights to Acquire Beneficial Ownership of Shares(b)	Total	Percent of Shares Beneficially Owned(c)
Amy G. Brady	50.0		15,551.0	15,601.0	*
Edward D. Breen	143,790.0		492,703.0	636,493.0	*
Ruby R. Chandy	0.0		3,216.0	3,216.0	*
Franklin K. Clyburn, Jr.	0.0		2,279.0	2,279.0	*
Terrence R. Curtin	0.0		2,950.0	2,950.0	*
Alexander M. Cutler	2,136.7		34,611.0	36,747.7	*
Jeanmarie F. Desmond	21,126.2		35,429.0	56,555.2	*
C. Marc Doyle	104,383.0		151,409.0	255,792.0	*
Eleuthère I. du Pont	909.7		18,142.0	19,051.7	*
Rajiv L. Gupta	12,302.0		3,030.0	15,332.0	*
Matthias Heinzel	22,598.0		30,331.0	52,929.0	*
Luther C. Kissam	0.0		3,216.0	3,216.0	*
Rose Lee	17,904.0		47,621.0	65,525.0	*
Frederick M. Lowery	0.0		3,828.0	3,828.0	*
Raymond J. Milchovich	5,724.2		2,279.0	8,003.2	*
Raj Ratnakar	0.0		48,404.0	48,404.0	*
Steven M. Sterin	0.0		3,572.0	3,572.0	*
Howard I. Ungerleider	52,327.9		59,652.0	111,979.9	*

All Directors and Executive Officers as a Group (21 persons)	253,064.8		809,091.0	1,062,155.8	*

Certain Other Owners:
The Vanguard Group	60,008,218.0	(d)			8.18%
BlackRock, Inc.	50,765,002.0	(e)			6.92%
State Street Corporation	38,665,435.0	(f)			5.27%

(a)

Except as otherwise noted and for shares held by a spouse and other members of the person’s immediate family who share a household with the named person, the named persons have or share voting and investment power over the indicated number of shares. This column also includes all shares held in a trust over which the person has or shares voting or investment power and shares, or shares held in trust for the benefit of the named party in The Dow Chemical Company Employees’ Savings Plan or the DuPont Retirement Savings Plan. Beneficial ownership of some or all of the shares listed may be disclaimed.

(b)

This column includes any shares that the person could acquire through May 30, 2020, by (1) exercise of an option granted by Historical Dow or Historical EID; or (2) performance shares granted by Historical Dow or Historical EID to be delivered prior to May 30, 2020. To the extent that these shares have not been issued as of the record date, they cannot be voted at the 2020 Meeting.

(c)	The percentage of shares beneficially owned is calculated based on the number of shares of common stock outstanding as of March 31, 2020.

(d)

Based on an Amendment No. 2 to Schedule 13G filed by The Vanguard Group on February 12, 2020 with the SEC reporting beneficial ownership as of December 31, 2019. The Vanguard Group has sole voting power over 1,102,203 shares, shared voting power over 202,934 shares, sole dispositive power over 58,769,695 shares and shared dispositive power over 1,238,523 shares. The Vanguard Group‘s address is 100 Vanguard Boulevard, Malvern, PA 19355.

(e)

Based on a Schedule 13G filed by BlackRock, Inc. on February 5, 2020 with the SEC reporting beneficial ownership as of December 31, 2019. BlackRock, Inc. has sole voting power over 43,780,738 shares, shared voting power over 0 shares, sole dispositive power over 50,765,002 shares and shared dispositive power over 0 shares. BlackRock, Inc.’s address is 55 East 52nd Street, New York, NY 10055.

(f)

Based on a Schedule 13G filed by State Street Corporation on February 14, 2020 with the SEC reporting beneficial ownership as of December 31, 2019. State Street Corporation has shared voting power over 27,004,812 shares and shared dispositive power over 38,658,703 shares. State Street Corporation’s address is State Street Financial Center, One Lincoln Street, Boston, MA 02111.

*	Less than 1% of the total shares of DuPont common stock outstanding.

30

COMPENSATION DISCUSSION & ANALYSIS

In the Compensation Discussion and Analysis, the details of the executive compensation programs applicable to the Named Executive Officers are described.

CD&A Table of Contents

31

COMPENSATION DISCUSSION & ANALYSIS (continued)

Defined Terms

CD&A – Compensation Discussion & Analysis

CEO – Chief Executive Officer

EPS – Earnings Per Share

GAAP – Generally Accepted Accounting Principles

IRC – U.S. Internal Revenue Code, as amended

LTI – Long-Term Incentive

NEO – Named Executive Officer

PSU – Performance Share Unit

RSU – Restricted Stock Unit

SEC – U.S. Securities & Exchange Commission

STIP – Short-Term Incentive Program

Adjusted Corporate Net Income – Net (loss) income from continuing operations available for DuPont common stockholders excluding after-tax significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the Merger Transaction and the after-tax impact of non-operating pension/other post-employment benefits/(“OPEB”)/charges. The Business Units that make up the Non-Core segment will be excluded.

Adjusted Operating EBITDA – Earnings (“income from continuing operations before income taxes”) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges and foreign exchange gains (losses), adjusted to exclude significant items and earnings associated with the Non-Core business.

Adjusted EPS – Earnings per common share from continuing operations-diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the Merger Transaction and the after-tax impact of non-operating pension/ OPEB benefits/charges.

Pro Forma Adjusted EPS – Earnings per common share from continuing operations – diluted excluding the after-tax impact of significant items, the after-tax impact of amortization expense associated with intangibles acquired as part of the Merger Transaction, the after-tax impact of non-operating pension / OPEB benefits / charges and the after-tax impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations.

Adjusted ROIC – Adjusted Net Operating Profit After Tax (“NOPAT”), defined as income from continuing operations after taxes, excluding after-tax significant items, after-tax amortization expense and after-tax interest expense / (debt + equity – goodwill – intangibles). The Business Units that make up the Non-Core segment will be excluded.

Net Trade Working Capital: Accounts and Notes Receivable – Trade plus Inventory less Accounts Payable – Trade.

Operating EBITDA – Earnings (“Income from continuing operations before income taxes”) before Interest, Depreciation, Amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, adjusted to exclude significant items.

Pro forma Operating EBITDA – Earnings (i.e. pro forma income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, excluding the impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations and adjusted to exclude significant items.

Organic Revenue – Net sales excluding the impacts of currency and portfolio.

Pro Forma – Prepared in accordance with Article 11 of Regulation S-X. See Appendix A for further information.

Total Shareholder Return – Total return on a company’s stock to an investor defined as the adjusted close price at the end of the performance period divided by the adjusted close price at the beginning of the performance period. Adjusted close price incorporates re-invested dividends, stock splits and new offerings. Beginning close price is based on average closing price over 20 trading days immediately prior to the first day of the performance period. Ending close price is based on average closing price over the last 20 trading days of the performance period.

See Appendix A for further information, including a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

32

COMPENSATION DISCUSSION & ANALYSIS (continued)

EXECUTIVE SUMMARY

Effective August 31, 2017, The Dow Chemical Company and its consolidated subsidiaries (“Historical Dow”) and E. I. du Pont de Nemours and Company and its consolidated subsidiaries (“Historical EID”) completed the previously announced merger of equals transaction contemplated by the Agreement and Plan of Merger dated as of December 11, 2015, as amended on March 31, 2017 (the “Merger Transaction”). The Merger Transaction resulted in each of Historical Dow and Historical DuPont surviving as subsidiaries of DowDuPont Inc. (“DowDuPont”).

In 2019, DowDuPont separated into three independent, publicly traded companies: Corteva Inc. (“Corteva”), Dow Inc. (“Dow”), and DuPont de Nemours, Inc. (formerly known as DowDuPont Inc., “DuPont” or the “Company”). The separation of Dow was completed on April 1, 2019 (the “Dow Spin-off”) and the separation of Corteva was completed on June 1, 2019 (the “Corteva Spin-off”).

On December 15, 2019, DuPont entered into a definitive agreement for the merger of International Flavors & Fragrances Inc. (“IFF”) and DuPont’s Nutrition & Biosciences (“N&B”) business in a Reverse Morris Trust transaction (the “Proposed N&B Transaction”). The Proposed N&B Transaction is expected to close by the end of the first quarter of 2021, subject to approval by IFF stockholders and other customary closing conditions, including regulatory approvals and receipt by DuPont of an opinion of tax counsel.

In anticipation of the completion of the separation of DowDuPont into three separate publicly traded companies during 2019, the DowDuPont Board of Directors decided not to develop separate executive compensation programs at the DowDuPont level. Rather, the executive officers of DowDuPont continued to be employees of, and participants in, the compensation and benefit programs of Historical Dow and Historical EID, as applicable. Additionally, in light of the complexities associated with introducing long-term performance-based awards for a period in which the separations would occur, the DowDuPont Board of Directors determined that long-term incentive plan awards for 2019 would be made in the form of RSUs. The decision was also made that payouts under the 2019 STIP would be tied solely to the achievement of DuPont pro forma Operating EBITDA to focus executive officers on promoting the delivery of earnings in a year of significant transition.

In anticipation and following completion of the separations in 2019, the DuPont People and Compensation Committee (the “Compensation Committee”) reviewed compensation for the Company’s executive officers to ensure competitiveness with market, focus on performance and alignment with stockholder interests. As a result, the Compensation Committee made the following changes for 2019:

•

Certain NEOs received increases to base salary and incentive target opportunities. The Compensation Committee considered these changes appropriate after careful review of the market data and the expectations of performance for newly appointed executive officers.

•	Target annual compensation for Mr. Breen was decreased to reflect his new role as Executive Chairman.
•	Adjustments were made to outstanding equity awards to reflect the conversion into awards denominated in DuPont, Corteva, or Dow common stock.
•

The Compensation Committee strongly believes that executive pay should be performance based and aligned with stockholder interests. In August 2019, certain NEOs were granted Transformation Awards in the form of PSUs and Stock Options to align the new executive team to the achievement of key financial performance measures of Adjusted ROIC and Adjusted EBITDA, and to motivate for stock price improvement.

Building on the Company’s performance-based philosophy, the Compensation Committee approved changes to the Company’s 2020 short- and long-term incentive programs to continue to emphasize pay for performance:

•

The 2020 STIP will include a portfolio of metrics which the Company believes are critical indicators of performance: Adjusted EPS, Organic Revenue, Operating EBITDA, and Net Trade Working Capital. Additionally, the STIP opportunity for Business Unit Presidents will be aligned more closely to the results of their individual Business Units.

•	The 2020 Long-Term Incentive program for executives will be delivered through PSUs (weighted at 60%), Stock Options (weighted at 20%) and RSUs (weighted at 20%). The 2020 PSUs includes Adjusted ROIC

33

COMPENSATION DISCUSSION & ANALYSIS (continued)

and Adjusted Corporate Net Income as equally weighted performance measures. The 2020 PSU design also incorporates relative Total Shareholder Return as a modifier of overall performance results.

2019 Performance Highlights

•	Full year 2019 pro forma GAAP EPS from continuing operations of $(0.74); pro forma adjusted EPS* of $3.80.
•	Full year 2019 pro forma operating EBITDA* margins up 10 bps more than offsetting 50 bps headwind from lower equity affiliate income.
•	More than $1.3 billion returned to shareholders during the second half of 2019, including $750 million of share repurchases.
•

Advanced active portfolio management strategy announcing the Proposed N&B Transaction to create a global leader in high-value ingredients and solutions in Food & Beverage, Home & Personal Care and Health & Wellness markets.

*	See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

Named Executive Officers

This CD&A discusses the compensation of the 2019 DuPont NEOs listed in the table below.

Named Executive Officer	Title
Edward D. Breen(a)	Executive Chairman
C. Marc Doyle(b)	Former Chief Executive Officer
Jeanmarie F. Desmond(c)	Former Chief Financial Officer
Matthias Heinzel	President, Nutrition and Biosciences
Rose Lee	President, Safety and Construction
Raj Ratnakar(d)	Senior Vice President, Chief Strategy Officer
Howard I. Ungerleider(e)	Former Chief Financial Officer

(a)

Mr. Breen served as Chief Executive Officer through March 31, 2019, and Chairman and Chief Executive Officer through May 31, 2019. Mr. Breen became Executive Chairman on June 1, 2019. Mr. Breen also became Chief Executive Officer of the Company on February 17, 2020.

(b)	Mr. Doyle became Chief Executive Officer on June 1, 2019 and left the Company on February 17, 2020.

(c)	Ms. Desmond became Chief Financial Officer on April 1, 2019 and left the Company on February 17, 2020.

(d)	Mr. Ratnakar joined the Company on May 1, 2019.

(e)	Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow.

Program Structure and Alignment with Core Principles

DuPont’s executive compensation programs are designed to attract, motivate, reward and retain the high-quality executives necessary to successfully execute the strategy of the Company and to deliver both short- and long-term business results that are aligned with the stockholder interests.

The DuPont compensation programs are designed and administered to follow these core principles:

•	Establish a strong link between pay and performance.
•	Align executives’ interests with stockholders’ interests, particularly over the longer term.
•	Reinforce business strategies and drive long-term sustained stockholder value.

Executive Compensation Governance Practices

Compensation of the executive officers of DuPont, including that of the NEOs, is overseen by the Compensation Committee (or, in the case of both the Executive Chairman and the CEO, by the Compensation Committee and the independent members of the Board). The Board and the Compensation Committee were assisted in performance of their oversight duties by an independent compensation consultant.

34

COMPENSATION DISCUSSION & ANALYSIS (continued)

The following table summarizes key governance characteristics related to the executive compensation programs in which the NEOs participate:

Key Executive Compensation Practices

What We Do	What We Don’t Do

   ✓   Active stockholder engagement

   ✓   Strong links between executive compensation outcomes and company financial and market performance

   ✓   Each component of target pay benchmarked with respect to the peer group or the general market, as applicable

   ✓   Carefully structured peer group with annual Compensation Committee review

   ✓   Significant focus on performance-based pay

   ✓   Stock ownership requirements of six times base salary for the CEO and Executive Chairman and three times base salary for the other NEOs

   ✓   100% independent Compensation Committee

   ✓   Clawback policy covering both cash and equity

   ✓   Use of executive compensation statements (“tally sheets”)

   ✓   Independent compensation consultant reporting to the Compensation Committee

   ✗   No single-trigger change in control agreements

   ✗   No option repricing, reloads, exchanges or options granted below market value without stockholder approval

   ✗   No excise tax gross ups

   ✗   No plans that encourage excess risk taking

   ✗   No hedging or pledging of Company’s securities

   ✗   No liberal share counting

   ✗   No excess dilution through careful monitoring of burn rate and overhang

   ✗   No minimum payouts under the Long-Term Incentive Plan

35

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPONENTS OF EXECUTIVE COMPENSATION AND BENEFITS

Executives receive a mix of variable and fixed components of compensation which are aligned with the core principles as highlighted in the chart below:

Component	Purpose
Base Salary	Provides a regular source of income for NEOs and acts as a foundation for other pay components (e.g., annual incentive targets for NEOs are expressed as a percentage of base salary).

Annual Incentive	Rewards employees for achieving critical financial and operational goals.

Long-Term Incentive

Aligns the interests of executives with stockholders by linking pay and performance with the goal of accelerating growth, profitability and stockholder value.

Aids the Company in retaining its NEOs and other key employees.

Benefits and Perquisites	Executives participate in the same benefit programs that are offered to other salaried employees.
Limited perquisites are provided to executives to facilitate strong performance on the job and enhanced productivity.

2019 NEO Targeted Total Direct Compensation Summary

In addition to the Summary Compensation Table, the following table is provided to aid with understanding the target annual compensation of the NEOs. The table below lists the targeted annual total direct compensation for each NEO other than Mr. Ungerleider who left the Company in connection with the Dow Spin-off on April 1, 2019. Mr. Ungerleider’s salary was paid at the 2018 level through March 31, 2019. DuPont did not make any determinations with respect to Mr. Ungerleider’s 2019 annual incentive target nor did he receive any grants in 2019 prior to the Dow Spin-off on April 1, 2019.

Name	2019 Base Salary ($)	2019 Target Annual Incentive ($)	2019 Target Long-Term Incentive ($)	Targeted Total Direct Compensation ($)
Edward D. Breen	1,000,000	3,185,820(a)	9,000,000(b)	13,185,820
C. Marc Doyle	1,200,000	1,800,000	8,000,000(b)	11,000,000
Jeanmarie F. Desmond	700,000	700,000	2,500,000(b)	3,900,000
Matthias Heinzel(c)	816,104	816,104	1,400,000(b)	3,032,208
Rose Lee	625,000	625,000	1,250,000(b)	2,500,000
Raj Ratnakar	475,000	332,500	700,000	1,507,500

(a)	Mr. Breen’s employment agreement provides that the 2019 STIP target dollar amount be maintained at the value it was when he was CEO ($3,185,820).

(b)

Reflects adjustments to target made subsequent to the February 2019 annual grant that the Committee made as they reviewed executive officers’ compensation in anticipation and following completion of the Distributions.

(c)

Mr. Heinzel is a German employee and his salary and bonus are paid in Euros. U.S. Dollar amounts in this Proxy Statement with respect to Mr. Heinzel have been converted from Euros at a rate of 1.11 Dollars to one Euro. The exchange rate used was calculated by averaging exchange rates for each day in December 2019.

Pay Mix

Executive compensation is linked strongly to the financial and operational performance of the business. On average, approximately 91% of the Executive Chairman’s and the CEO’s target annual total compensation for 2019 was at risk, while over 76% of the other NEOs’ target compensation, on average, for 2019 was at risk.

36

COMPENSATION DISCUSSION & ANALYSIS (continued)

Executive Chairman and CEO Target Annual Total Compensation for 2019 (Average)	Other NEO Target Annual Total Compensation for 2019 (Average)

2019 Compensation Decisions

Certain NEOs received increases to base salary and incentive target opportunities. The Compensation Committee considered these changes appropriate after careful review of the market data and the expectations of performance for newly appointed executive officers.

Base Salary

Base salary is a fixed portion of compensation based primarily on an individual’s skills, job responsibilities and experience, as well as more subjective factors such as the assessment by the Compensation Committee of individual NEO performance. Base salaries for executives are benchmarked against similar jobs at other companies, and as appropriate versus the respective peer group and general industry information.

Base salaries for the NEOs as of December 31, 2019 and December 31, 2018, respectively, are shown in the table below. The decrease for Mr. Breen represents his change in role from CEO to Executive Chairman.

Name	2018 Base Salary ($)	2019 Base Salary ($)	Percent/ Change in Base Salary
Edward D. Breen	1,930,800	1,000,000	-48%
C. Marc Doyle	800,000	1,200,000	50%
Jeanmarie F. Desmond	640,000	700,000	9%
Matthias Heinzel	732,600	816,104	11%
Rose Lee	510,000	625,000	23%
Raj Ratnakar	—	475,000	—
Howard I. Ungerleider(a)	1,110,261	—	—

(a)

Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow. DuPont did not make any determinations with respect to Mr. Ungerleider’s 2019 compensation prior to his departure. Mr. Ungerleider’s salary was paid at the 2018 level through March 31, 2019.

Annual Incentive Compensation

Annual incentives are designed to reward executives for the achievement of annual financial and performance goals and are an important component of the Company’s overall compensation program. The Compensation Committee reviews the target annual cash incentive award opportunities (which are expressed as a percentage of annual base salary) for executive officers each year as part of its annual executive compensation review.

37

COMPENSATION DISCUSSION & ANALYSIS (continued)

Annual incentive opportunity for the NEOs as of December 31, 2019 and December 31, 2018, respectively, are shown in the table below.

Name	2018 Target STIP ($)	2019 Target STIP ($)	Percent/ Change in Target
Edward D. Breen(a)	3,185,820	3,185,820	0%
C. Marc Doyle	800,000	1,800,000	125%
Jeanmarie F. Desmond	384,000	700,000	82%
Matthias Heinzel	512,820	816,104	59%
Rose Lee	357,000	625,000	75%
Raj Ratnakar	—	332,500	—
Howard I. Ungerleider(b)	1,332,313	—	—

(a)	Mr. Breen’s employment agreement provides that 2019 STIP target dollar amount be maintained at the value it was when he was CEO ($3,185,820).

(b)

Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow. DuPont did not make any determinations with respect to Mr. Ungerleider’s 2019 annual incentive target prior to his departure.

Payouts under the 2019 STIP were tied solely to the achievement of pro forma Operating EBITDA for the Company to focus executive officers on promoting the delivery of earnings in a year of significant transition. Additionally, the Committee can modify an executive’s STIP award using an individual performance factor ranging from 0% to 150% to reflect personal performance and contributions to the Company’s success. All awards are capped at a maximum payout of 200%. The following targets and payout calculations apply to all NEOs with the exception of Mr. Ungerleider. Mr. Ungerleider’s short-term incentive target for 2019 was set by the Dow Compensation Committee after the Dow Spin-off on April 1, 2019 and was aligned to performance of Dow.

For 2019, the Compensation Committee set threshold, target and maximum performance at the following levels:

Metric	Threshold ($mm)	Target ($mm)	Maximum ($mm)
Pro Forma Operating EBITDA*	5,035	5,923	6,811

* See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

Performance threshold and maximum were set at 85% and 115% of target, respectively. The Compensation Committee believed the target level of performance was a challenging goal for 2019.

Based on performance, payouts can range as follows: 0% for below threshold performance, 50% for performance at threshold, and 200% for maximum performance. Payouts for performance between, respectively, threshold and target performance and target and maximum performance will be interpolated on a linear basis. As such, participants have 3.3 percentage points in payout deducted for each one percent change in performance below target, and receive 6.6 percentage points in payout for each percent change above target. Performance threshold was set at 85% for all metrics and 115% for maximum.

The table below highlights the 2019 results relative to the business performance:

Metric	Target ($mm) (100%)	2019 Actual ($mm)	Payout Percentage
Pro Forma Operating EBITDA*	5,923	5,640	84.4%

* See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

38

COMPENSATION DISCUSSION & ANALYSIS (continued)

The Compensation Committee exercised discretion to exclude income, related directly and indirectly to the settlement of certain contract obligations, attributable to the Hemlock Semi-Conductor (“HSC”) joint venture and the Company’s trichlorosilane business (“TCS”) from the target and actual results due to non-operating performance. The table below highlights the adjusted 2019 results and the payout percentage for each NEO:

Metric	Adjusted Target ($mm) (100%)	Adjusted 2019 Actual ($mm)	Adjusted Payout Percentage
Pro Forma Operating EBITDA*	5,585	5,268	81.1%

* See Appendix A for a reconciliation of non-GAAP measures to the most directly comparable U.S. GAAP financial measures.

The 2019 STIP payment for all NEOs, excluding Mr. Ungerleider, was based solely on the financial payout result of 81.1%. The Compensation Committee did not use the individual performance factor to modify payout results. Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow. DuPont did not make any determinations with respect to Mr. Ungerleider’s 2019 annual incentive target prior to his departure. Mr. Ungerleider’s short-term incentive target for 2019 was set by the Dow Compensation Committee after the Dow Spin-off and was aligned to performance of Dow.

Name	Year End Base Salary ($)	STIP Target Percent	STIP Target Amount ($)	Payout Percentage	Total STIP Payout Amount ($)
Edward D. Breen	1,000,000	100%	3,185,820(a)		81.1%	2,583,700
C. Marc Doyle	1,200,000	150%	1,800,000		81.1%	1,459,800
Jeanmarie F. Desmond	700,000	100%	700,000		81.1%	567,700
Matthias Heinzel	816,104	100%	816,104		81.1%	661,860
Rose Lee	625,000	100%	625,000		81.1%	506,875
Raj Ratnakar	475,000	70%	332,500(b)		81.1%	269,658

(a)	Mr. Breen’s employment agreement provides that 2019 STIP target dollar amount be maintained at the value it was when he was CEO ($3,185,820).

(b)	Mr. Ratnakar’s offer letter provides that he receive a non-prorated STIP payout for 2019.

Long-Term Incentive Compensation

The Compensation Committee views long-term compensation as a critical executive compensation program element that aligns executives’ interests with those of stockholders. Long-term incentives represent a significant portion of an executives’ overall compensation package. The Compensation Committee reviews the target LTI award opportunities for executive officers each year as part of its annual executive compensation review.

39

COMPENSATION DISCUSSION & ANALYSIS (continued)

The table below details the LTI awards granted to NEOs in 2019:

Named Executive Officer	2019 Annual Awards Grant Date Value ($)(a)	Transformation Awards Grant Date Value ($)(a)(b)	Special Awards Grant Date Value ($)(a)	Total Awards Grant Date Value ($)(a)
Edward D. Breen	12,700,000	3,000,000	—	15,700,000
C. Marc Doyle	5,500,000(c)	3,000,000	—	8,500,000
Jeanmarie Desmond	2,000,000	2,000,000	—	4,000,000
Matthias Heinzel	1,000,000	1,500,000	3,500,000(d)	6,000,000
Rose Lee	1,000,000	1,500,000	—	2,500,000
Raj Ratnakar	—	1,500,000	3,800,000(e)	5,300,000
Howard I. Ungerleider(f)	—	—	—	—

(a)	Actual values shown in the Grants of Plan Based Awards table will vary slightly from the amount shown above as DuPont only issues awards in whole shares.

(b)

Messrs. Breen and Doyle received 100% of their Transformation Award in PSUs. Mr. Heinzel and Mses. Desmond and Lee received 60% of their Transformation Award in PSUs and 40% of their value in Stock Options.

(c)	2019 annual grant value for Mr. Doyle was increased in line with the market for his role.

(d)	Mr. Heinzel’s special one-time RSU grant is described in further detail in the “M. Heinzel Special Compensation” section.

(e)	Mr. Ratnakar received a new hire grant.

(f)	Mr. Ungerleider did not receive any grants in 2019 prior to the Dow Spin-off on April 1, 2019, at which time he left the Company and became the President and CFO of Dow.

Considering the timing of DowDuPont’s separation into three independent, publicly-traded companies, the Compensation Committee determined that PSUs were not an appropriate form of award for the annual grant, particularly given the three-year measurement convention utilized previously at Historical EID. As a result, in February 2019, the Compensation Committee determined that the 2019 annual grant for all DuPont executive officers would be made in the form of RSUs.

After the separation of Dow and Corteva, DuPont granted Transformation Awards in the form of 100% PSUs for the Executive Chairman and CEO and a split of 60% PSUs and 40% Stock Options for other NEOs and key leaders vital to the transformation of DuPont. The Transformation Awards align the new executive team to the achievement of key financial performance measures, Adjusted ROIC and Adjusted Operating EBITDA, and incentivize stock price appreciation.

Transformation PSUs

Transformation PSUs are earned and vest based on the achievement of Adjusted ROIC and Adjusted Operating EBITDA goals. Each measure is weighted equally at 50%.

		Performance and Payout Range
Metric	Weighting	Threshold 50% Payout	Target 100% Payout	Maximum 200% Payout
Adjusted ROIC Growth(a)	50%	50 Basis Points	250 Basis Points	500 Basis Points
Adjusted Operating EBITDA Growth(b)	50%	3%	6%	9%

(a)

Threshold, Target, and Maximum amounts reflected above are the basis point increases in Adjusted ROIC Growth measured as a point-to-point comparison between July 1, 2019 and December 31, 2021 to achieve the corresponding payout.

(b)

Adjusted Operating EBITDA Growth is measured on the basis of growth over the prior period with three discrete periods: (1) Adjusted and re-stated 2nd half 2018 versus 2nd half 2019 (20%), (2) Year-end 2019 versus Year-end 2020 (40%), (3) Year-end 2020 versus Year-end 2021 (40%). The resulting two-and-a-half-year performance percentage is the weighted average percent growth for the three discreet periods.

Transformation Stock Options

Stock Options closely align to stockholder interests as they only have value if the stock price increases after the grant date. The exercise price for the Transformation Stock Options equals the closing price on the grant date. Transformation Stock Options cliff vest on December 31, 2021 and expire after ten years.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

DowDuPont Synergy and Speed to Spin Incentives

In December 2017 following the Merger Transaction, DowDuPont awarded PSUs (the “Synergy Grants”) to certain senior management, including Messrs. Breen and Doyle, as well as cash-based performance awards in 2018 to other leaders, including Mr. Heinzel and Mses. Desmond and Lee, (the “Incentive Awards”) to incentivize:

•	Targeted cost synergies of $3 billion on a run-rate basis; and

•	The completion of the spin-offs of Dow and Corteva.

The parameters of the DowDuPont Synergy Grants and Incentive Awards and the final results are outlined below. The Synergy Grants reflect a determination of the DowDuPont Compensation Committee following the Merger Transaction and prior to the Distributions. The Incentive Awards for Mr. Heinzel and Ms. Lee were fully aligned to the Specialty Products Division (“SpecCo”) Synergy Capture metric while Ms. Desmond was aligned to a combination of SpecCo Synergy Capture (66%) and completion of the Distributions (34%).

Metric	Weighting	Business Performance and Payout Ranges (a)(b)			Actual		Payout
		Threshold	Target	Maximum
		(Synergy: 50% Payout Spin: 25% Payout)	(100% Payout)	(200% Payout)
Synergy Capture	66%	$2.94 B	$3.0 B	$3.45 B	>$	3.45 B	200%
Dow Spin-off	17%	22 months	19 months	16 months		19 months	100%
Corteva Spin-off	17%	24 months	21 months	18 months		21 months	100%
						Total	166%
SpecCo Synergy Capture		$784MM	$800MM	$920MM	>$	920MM	200%

(a)	Payouts were interpolated on a linear basis for performance between, respectively, threshold and target performance and target and maximum performance.

(b)	All dates measured from August 31, 2017, the closing date of the Merger Transaction.

M. Heinzel Special Compensation

As President of the N&B business, Mr. Heinzel played an important leadership role throughout 2019. During the first half of the year, Mr. Heinzel oversaw the successful integration of DuPont’s Nutrition & Health and Industrial Biosciences businesses into the combined N&B business segment. On December 15, 2019, the Company then entered into an agreement to enter into the Proposed N&B Transaction. Mr. Heinzel was critical in the negotiation of this transaction and continues to play an essential role in managing the N&B business while preparing for the closing of the Proposed N&B Transaction, which is expected to occur in the first quarter of 2021, subject to approval by IFF stockholders and other customary closing conditions. Considering these factors, the Compensation Committee made a series of cash- and equity-based retention payments to Mr. Heinzel in 2019.

Mr. Heinzel was awarded retention bonuses in the amount of $1,665,000 payable in equal parts in May 2020 and May 2021, $1,632,208 payable in April 2021, and a cash incentive in the amount of $816,104 payable at the successful closing of the Proposed N&B Transaction. He also received an RSU award on December 17, 2019 in the amount of $3,500,000 which vests 75% in March 2021 and 25% on the third anniversary of the grant, December 17, 2022.

Treatment of Equity Awards Outstanding at the Time of the Dow and Corteva Spin-offs

Employer Method

DowDuPont stock options and restricted stock units, other than those granted to employees on February 15, 2018 and awards granted to certain non-Dow executives, were generally adjusted using the “employer method” as follows:

•

At the time of the Dow Spin-off, all DowDuPont equity awards held by individuals who remained with DowDuPont remained awards of DowDuPont, with an appropriate adjustment to account for the spin-off of Dow.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

•

At the time of the Corteva Spin-off, all DowDuPont equity awards held by employees who remained with DuPont remained awards of DuPont (except that awards held by certain employees with no defined future role were converted into awards covering both Corteva and DuPont), with appropriate adjustments to account for the spin-off of Corteva and the Reverse Stock Split (as defined below).

Shareholder Method

DowDuPont (i) stock options and restricted stock units granted on February 15, 2018, (ii) outstanding performance stock unit awards and restricted stock awards and (iii) awards held by non-employee directors of DowDuPont were generally adjusted using the “shareholder method” as follows:

•

At the time of the Dow Spin-off, all such equity awards were converted into awards of each of Dow and DowDuPont and adjusted based on the Dow Spin-off ratio and the relative closing share prices of Dow and DowDuPont common stock upon the spin-off.

•

At the time of the Corteva Spin-off, the DowDuPont awards were converted into awards of each of DuPont and Corteva and adjusted based on the Corteva Spin-off ratio and the relative closing share prices of Corteva and DuPont common stock upon such spin-off, as well as the Reverse Stock Split.

Reverse Stock Split

Immediately following the distribution of Corteva common stock on June 1, 2019, the Company completed a 1-for-3 reverse stock split (the “Reverse Stock Split”) and, as a result, DuPont stockholders held one share of common stock of DuPont for every three shares of DowDuPont common stock held prior to the Reverse Stock Split. All outstanding Company equity awards were adjusted to give effect to the Reverse Stock Split.

Benefits and Perquisites

Benefits

DuPont provides benefits (including retirement benefits) to eligible employees, including the eligible NEOs, through a combination of qualified and non-qualified plans. The majority of these plans were assumed by Corteva at the time of the Corteva Spin-off, with DuPont creating mirror plans in which employees, including eligible NEOs, continued to participate. For details on each of the following retirement plans, see “Benefits” in the “Compensation Tables and Narratives” section of the Proxy Statement.

•	Defined-Benefit Retirement Plans (if applicable)
•	Supplemental Retirement Plans
•	401(k) Plans
•	Supplemental Savings Plans
•	Other Retirement Benefits

Perquisites

DuPont offers perquisites that the Compensation Committee believes are reasonable, yet competitive, in attracting and retaining the executive team. Perquisites provided to NEOs are regularly reviewed by the Compensation Committee as part of their overall review of executive compensation. Additional information on perquisites can be found in footnote (o) to the All Other Compensation column of the Summary Compensation Table in this Proxy Statement. The following outlines the limited perquisites provided to executives:

•	Financial planning support
•	Personal travel on corporate aircraft and related travel expenses for the Executive Chairman and the CEO
•	Company car for Mr. Heinzel
•	Commuter benefits for Mr. Heinzel

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COMPENSATION DISCUSSION & ANALYSIS (continued)

THE COMPENSATION PROCESS

The Compensation Committee, with the support of an independent compensation consultant and Company management, develops and executes the executive compensation program. The Compensation Committee is responsible for recommending for approval by the independent directors the compensation of the Executive Chairman and CEO, and for approving the compensation of all other NEOs and executive officers. The Compensation Committee annually reviews and evaluates the executive compensation program to ensure that the program is aligned with the Company’s compensation philosophy and appropriately rewards performance.

The Compensation Committee reviews the following factors to determine executive compensation:

•	Competitive analysis: Median levels of compensation for similar jobs and job levels in the market, taking into account revenue relative to the peer group.
•	Company performance: Measured against financial metrics and operational targets approved by the Compensation Committee.
•	Market landscape: Business climate, economic conditions and other factors.
•	Individual roles: Each executive’s experience, knowledge, skills and personal contributions.

Role of Company Management

In 2019, the Executive Chairman and CEO made recommendations to the Compensation Committee regarding compensation for senior executives after reviewing the Company’s overall performance, each executive’s personal contributions and relevant compensation market data from the peer group for similar jobs and job levels.

Role of the Compensation Committee

The Compensation Committee is responsible for establishing DuPont’s executive compensation philosophy and for approving NEO compensation, other than for the Executive Chairman and CEO, and has broad discretion when setting compensation types and amounts for such NEOs. As part of the process, Company management and the Compensation Committee also review summary total compensation scenarios for such NEOs. Additionally, the Compensation Committee annually reviews the corporate goals and objectives relevant to the compensation of the Executive Chairman and CEO. The Compensation Committee evaluates the Executive Chairman’s and the CEO’s performance against their respective objectives and makes recommendations to the independent directors regarding each of their compensation levels based on that evaluation.

Role of Independent Board Members

The independent members of the Board of Directors are responsible for assessing the performance of the Executive Chairman and CEO based on the recommendation of the Compensation Committee. They are also responsible for approving the compensation types and amounts for the Executive Chairman and CEO.

Role of the Independent Compensation Consultant

The Compensation Committee has retained Frederic W. Cook & Co., Inc. (“F.W. Cook”) as the independent compensation consultant on executive and director compensation matters. F.W. Cook reported directly to the Compensation Committee and did not provide services to DuPont other than those provided to the Compensation Committee.

F.W. Cook’s responsibilities included:

•	Advising the Compensation Committee on trends and issues in executive compensation.
•	Reviewing and advising on the group of companies in the peer group.
•	Consulting on the competitiveness of the compensation structure and levels of DuPont’s executive officers and non-employee directors.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

•	Providing advice and recommendations related to the compensation and design of DuPont’s compensation programs.
•	Reviewing and advising on materials provided to the Compensation Committee for discussion and approval.
•	Participating in Compensation Committee meetings as requested and communicating with the Chair of the Compensation Committee between meetings.

F.W. Cook has multiple safeguards and procedures in place to maintain the independence of the consultants in their executive compensation consulting practice, and the Compensation Committee has determined that the compensation consultant’s work has not raised any conflicts of interest. The Compensation Committee has considered factors relevant to F.W. Cook’s independence from management under SEC rules and has determined that F.W. Cook is independent from management.

Peer Group and Benchmarking

The Compensation Committee, with the support of the management team and F.W. Cook, created a DuPont peer group that has been utilized throughout the year, including when making 2019 compensation decisions. The criteria reviewed when setting the peer group, that became the basis of the DuPont peer group, were as follows:

•	Revenues (1/3 to 3 times DuPont FY 2018 revenues)
•	Market Capitalization (1/3 to 3 times DuPont market capitalization as of 6/10/2019)
•	Industry (Industrials, Specialty Chemicals, Agriculture, Construction and Materials)
•	Global presence
•	Capital Intensity
•	Profit Margin
•	Competitor for talent

Following the Dow and Corteva Spin-offs, the Committee re-evaluated the peer group and concluded that several peers no longer fit the criteria for inclusion; these include AbbVie Inc., Archer-Daniels-Midland Company, Bunge Limited, Gilead Sciences, Inc. and LyondellBasell Industries N.V. Additionally, the Committee added Lockheed Martin Corporation, Medtronic plc, The Sherwin-Williams Corporation and United Technologies Corporation. The following companies comprise the peer group that was used for market comparisons, benchmarking, and setting executive compensation:

3M Company	Ecolab Inc.	Johnson Controls International plc
Air Products and Chemicals, Inc.	Emerson Electric Co.	Lockheed Martin Corporation
Caterpillar, Inc.	Honeywell International Inc.	Medtronic plc
Celanese Corporation	Illinois Tool Works Inc.	PPG Industries, Inc.
Corning Incorporated	Ingredion Incorporated	The Sherwin-Williams Company
Danaher Corporation	International Paper Company	United Technologies Corporation

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COMPENSATION DISCUSSION & ANALYSIS (continued)

OTHER CONSIDERATIONS

Consideration of Say on Pay Vote

The Company conducts an annual “say on pay” vote to approve executive compensation. At the 2019 annual meeting of stockholders, approximately 93.6% of shares voted were in support of the compensation provided to our NEOs. Although the vote is advisory and non-binding on the Board, the Compensation Committee regularly considers the results of the “say on pay” vote in evaluating the Company’s executive compensation programs, including for 2019 executive compensation. In light of the feedback from our stockholders and the Compensation Committee’s evaluation, the Compensation Committee concluded that the Company provides competitive executive compensation programs that effectively attract, motivate, reward and retain executives in a manner aligned with stockholder interests.

Stock Ownership Guidelines

The Company requires that NEOs accumulate and hold shares of DuPont common stock with a value equal to a specified multiple of base pay.

Stock ownership guidelines include a retention ratio requirement. Under the policy, until the required ownership is reached, executives are required to retain 75% of net shares acquired upon any future vesting of stock units or exercise of stock options, after deducting shares used to pay applicable taxes and/or exercise price.

The multiples for specific executive levels are shown below. As of December 31, 2019, each NEO either met or exceeded their ownership goal or was a new officer and has five years to meet the guidelines.

Multiple of Salary	Target	Actual
Executive Chairman	6x	10x
CEO	6x	9x
Other NEOs average(a)	3x	4x

(a)	Includes only NEOs who were employed on December 31, 2019.

For purposes of meeting the stock ownership guidelines, direct ownership of shares, unvested RSUs, and stock units owned via qualified and non-qualified employee plans are included in actual ownership totals. Stock Options and PSUs are not included in determining whether an executive has achieved the ownership levels.

Anti-Hedging and Anti-Pledging Policies

Our directors and officers are prohibited from engaging in hedging transactions (such as prepaid variable forwards, equity swaps, collars and exchange funds) with respect to the Company’s securities. They also are prohibited from holding the Company’s securities in a margin account or otherwise pledging the Company’s securities as collateral for a loan. Employees, other than officers, are generally permitted to, but discouraged from, engaging in transactions designed to hedge or offset market risk.

Clawback Policy

Under the DuPont de Nemours, Inc. Incentive Compensation Clawback Policy, the Company may recover incentive compensation that was based on achievement of quantitative performance targets if an executive officer engaged in grossly negligent conduct or intentional misconduct that resulted in a financial restatement or in any increase in his or her incentive income. Incentive income includes income related to annual bonuses and long-term incentives.

Compensation and Risk Management

The Compensation Committee periodically reviews the Company’s compensation policies and practices and has determined that the incentive compensation programs do not create risks that are reasonably likely to have a

45

COMPENSATION DISCUSSION & ANALYSIS (continued)

material adverse effect on the Company. In conducting the review in 2019, the Company completed an inventory of its incentive compensation plans and policies. The evaluation covered a wide range of practices and policies including: the balanced mix between pay elements, the balanced mix between short-term and long-term programs, caps on incentive payouts, governance controls in place to establish, review and approve goals, use of multiple performance measures, discretion on individual awards, use of stock ownership guidelines, provisions in severance/change in control policies, use of a clawback policy, and Compensation Committee oversight of compensation programs.

2019 Tax Considerations

The Internal Revenue Code generally imposes a $1 million limit on the amount that a public company may deduct for compensation paid to the Company’s applicable executives. Prior to the Tax Cuts and Jobs Act of 2017 (the “Tax Act”) this limitation generally did not apply to compensation that met the tax code requirements for “qualifying performance-based” compensation. Following enactment of the Tax Act, the Company generally expects that compensation paid to applicable NEOs in excess of $1 million will not be deductible, subject to an exception for compensation provided pursuant to a binding written contract in effect as of November 2, 2017.

46

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPENSATION TABLES AND NARRATIVES

Summary Compensation Table

The following table summarizes the compensation of the NEOs for the fiscal year ended December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(a)	Option Awards ($)(b)	Non Equity Incentive Plan Compensation ($)(c)	Change in Pension Value & Nonqualified Deferred Compensation Earnings ($)(d)	All Other Compensation ($)(e)(o)	Total ($)
Edward D. Breen(f) Executive Chairman	2019	1,387,833	—	15,700,061	—	2,583,700	—	601,156	20,272,750
	2018	1,930,800	—	—	12,700,004	3,300,510	—	743,988	18,675,301
	2017	643,600(g)	—	10,000,044	1,600,006	1,472,686	—	75,666	13,792,002
C. Marc Doyle(h) Former Chief Executive Officer	2019	1,116,667	—	8,500,070	—	1,459,800	415,677	168,420	11,660,634
	2018	787,500	—	—	3,500,005	868,000	713,290	168,750	6,037,545

Jeanmarie Desmond(i) Former Chief Financial Officer	2019	680,000	—	3,200,073	800,005	1,729,700	164,939	87,880	6,662,597

Matthias Heinzel(j) President, Nutrition and Biosciences	2019	727,632	62,777(k)	5,400,004	600,001	2,008,798	286,864	48,121	9,134,197

Rose Lee President, Safety and Construction	2019	586,667	—	1,900,014	600,001	1,906,875	—	86,206	5,079,763

Raj Ratnakar(l) Senior Vice President, Chief Strategy Officer	2019	316,667	200,000(m)	2,800,013	2,500,008	269,658	—	27,225	6,113,570

Howard l. Ungerleider(n) Former Chief Financial Officer	2019	253,225	—	—	—	—	—	54,523	307,747
	2018	1,103,144	—	5,000,007	4,150,005	1,310,996	330,919	99,625	11,994,697
	2017	1,062,377	—	6,964,140	1,245,017	1,675,641	—	18,842,394	29,789,568

Totals in the above table might not equal the summation of the columns due to rounding amounts to the nearest dollar.

(a)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes, FASB ASC Topic 718. Value of the Performance Share program, shown at Target, if valued assuming a maximum payout, the value of the awards would be: Mr. Breen, $18,700,110; Mr. Doyle, $11,500,119; Ms. Desmond, $4,400,119; Mr. Heinzel, $6,300,005; Ms. Lee, $2,800,015 and Mr. Ratnakar, $3,700,014. A discussion of the assumptions used in calculating these values can be found in Note 21 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

(b)

DuPont’s valuation for financial accounting purposes uses the widely accepted Black-Scholes option valuation model. Options awarded on May 1, 2019 had a grant date fair value of $7.29 per option and an exercise price of $37.31, and options awarded on August 5, 2019 had a grant date fair value of $11.85 per option and an exercise price of $66.06. A discussion of the assumptions used in calculating these values can be found in Note 21 to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

(c)

Individual Annual Incentive Compensation results are detailed in the “Annual Incentive Compensation” section of the CD&A and reflect income paid in 2020 for performance achieved in 2019. In addition, Non-Equity Incentive Plan Compensation for Mr. Heinzel, Mses. Desmond and Lee include the Synergy award described in the “DowDuPont Synergy and Speed to Spin Incentives” section of the CD&A.

(d)

The Change in Pension Value for 2019 is shown as zero for Mr. Ungerleider as no defined benefit pension will be payable by DuPont. Messrs. Breen and Ratnakar and Ms. Lee were not participants in the Historical EID pension or DuPont’s Pension Restoration Plan. Amounts shown for Messrs. Doyle and Heinzel and Ms. Desmond represent the change in pension value. DuPont does not credit participants in the non-qualified plans with above-market earnings; therefore, no such amounts are reflected here.

(e)

Amounts shown for 2017 All Other Compensation for Mr. Ungerleider include the Executives’ Supplemental Retirement Plan (“ESRP”) and Elective Deferral Plan (“EDP”) distributions of previously earned but deferred compensation and non-qualified benefit payments were triggered by a change in control as a result of the Merger Transaction. Detailed information regarding the obligation to make distributions due to change in control provisions under the terms of these non-qualified plans were provided on pages 60 and 61 of the 2018 Proxy Statement, the joint proxy statement/prospectus, included in the registration statement on Form S-4 filed by DowDuPont with the SEC on March 1, 2016 (File No. 333-209869), as last amended on June 7, 2016, and declared effective by the SEC on June 9, 2016 (the “Registration Statement”). In addition to the Registration Statement, such change in control distributions were also described on the Form 8K-12B filed by DowDuPont with the SEC on September 1, 2017, as well as the Company’s 2018 report on Form 10-K.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

Upon closing of the Merger Transaction, participants could elect to (i) receive a lump-sum payment or (ii) direct Historical Dow to purchase an annuity on their behalf using the after-tax proceeds of the lump sum (the “ESRP Choice Annuity”). The ESRP Choice Annuity option was designed and offered to allow participants to select an annuity option identical to what they would have received in the absence of a change in control an accelerated lump sum payment. The ESRP Choice Annuity was not intended to confer any additional benefit beyond the original annuity option. Structuring requirements resulted in a distribution and tax reimbursement in order to provide this equivalent option consistent with the intended ESRP design.

The distributions triggered by the Merger Transaction are separate and distinct from change in control and severance arrangements. Post-merger, Mr. Ungerleider continued to accrue these non-qualified benefits.

i. Mr. Ungerleider: ESRP ($14,995,603), ESRP Choice Annuity program tax reimbursement ($2,646,883), and EDP ($1,141,503)

(f)

Mr. Breen served as Chief Executive Officer through March 31, 2019, and Chairman and Chief Executive Officer through May 31, 2019. Mr. Breen became Executive Chairman on June 1, 2019. Mr. Breen also became Chief Executive Officer of the Company on February 17, 2020.

(g)

Amount shown for 2017 compensation for Mr. Breen only represents salary earned from September 1, 2017 through December 31, 2017. As Historical Dow was determined to be the accounting acquirer, 2017 compensation for Mr. Breen is only shown for the portion of the year reflecting service to the Company post-merger.

(h)	Mr. Doyle became Chief Executive Officer on June 1, 2019 and left the Company on February 17, 2020.

(i)	Ms. Desmond became Chief Financial Officer on April 1, 2019 and left the Company on February 17, 2020.

(j)

Mr. Heinzel is a German employee and his salary, bonus, and other non-equity related compensation items are paid in Euros. U.S. Dollar amounts in this Proxy statement with respect to Mr. Heinzel have been converted from Euros at a rate of 1.11 Dollars to one Euro. The exchange rate used was calculated by averaging exchange rates for each day in December 2019.

(k)	Mr. Heinzel received a “13th Month” Payment equal to one month of his base salary.

(l)	Mr. Ratnakar joined the Company on May 1, 2019.

(m)	Mr. Ratnakar’s offer letter provided a sign-on bonus in the amount of $200,000.

(n)	Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow.

(o)	All Other Compensation includes; perquisites and other personal benefits; and employer contributions; to both qualified and non-qualified defined contribution plans, as applicable.

The following table details these amounts:

Name	Perquisites and Other Personal Benefits ($)(1)	Contributions to Defined Contribution Plans ($)
Edward D. Breen	188,905	412,251
C. Marc Doyle	—	168,420
Jeanmarie Desmond	41	87,839
Matthias Heinzel(2)	45,622	2,499
Rose Lee	9,265	76,941
Raj Ratnakar	—	27,225
Howard I. Ungerleider	10,249	44,274

(1)	The following other compensation items exceeded $10,000 in value:

i. Mr. Breen: Personal use of company aircraft ($188,905) as required by Company policy for security and immediate availability purposes

ii. Mr. Ungerleider: Financial and tax planning

iii. Mr. Heinzel: Company provided automobile, financial and tax planning, hotel expenses related to his commuter assignment

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COMPENSATION DISCUSSION & ANALYSIS (continued)

Perquisites and other personal benefits include: personal use of aircraft (as required by the Company for security and immediate availability reasons) and related travel expenses, company car, tax reimbursements, financial planning support, and expenses related to Mr. Heinzel’s commuter assignment: hotel expenses and tax equalization (no reportable equalization for 2019). Personal use of aircraft includes use of corporate aircraft for travel to outside board meetings. The incremental cost to the Company of personal use of Company aircraft is calculated based on published industry rates by Conklin & de Decker Associates, Inc. for the variable operating costs to the Company including fuel, landing, catering, handling, aircraft maintenance and pilot travel costs. Fixed costs, which do not change based upon usage, such as pilot salaries or depreciation of the aircraft or maintenance costs not related to personal travel, are excluded. NEOs also are provided a tax reimbursement for taxes incurred when a spouse travels for business purposes as it is sometimes necessary for spouses to accompany NEOs to business functions. These taxes are incurred because of the Internal Revenue Service’s rules governing business travel by spouses and the Company reimburses the associated taxes. No NEO is provided a tax reimbursement for personal use of aircraft. Tax reimbursements may also be provided for certain Company provided or reimbursed relocation expenses, if applicable.

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COMPENSATION DISCUSSION & ANALYSIS (continued)

Grants of Plan-Based Awards

The following table provides additional information about plan-based compensation disclosed in the Summary Compensation Table. This table includes both equity and non-equity awards. All equity awards are based on the actual units and values on the original grant date and have not been converted to reflect the Dow or Corteva Spin-off adjustments or Reverse Stock Split as described in the “Treatment of Equity Awards Outstanding at the Time of the Dow and Corteva Spin-offs” section of the CD&A.

Name	Grant Date	Date of Action by the Compensation Committee	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(a)	All Other Option Awards: Number of Securities Underlying Options (#)(b)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards (#)(c)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Edward D. Breen	2/14/2019	2/14/2019	—	3,185,820(d)	6,371,640
	2/14/2019	2/14/2019							241,170			12,700,012
	8/5/2019	8/5/2019				22,707	45,414	90,828				3,000,049
C. Marc Doyle	2/14/2019	2/14/2019	—	1,800,000	3,600,000
	2/14/2019	2/14/2019							104,444			5,500,021
	8/5/2019	8/5/2019				22,707	45,414	90,828				3,000,049
Jeanmarie Desmond	2/14/2019	2/14/2019	—	700,000	1,400,000
	2/14/2019	2/14/2019							37,980			2,000,027
	8/5/2019	8/5/2019				9,083	18,166	36,332				1,200,046
	8/5/2019	8/5/2019								67,511	66.06	800,005
Matthias Heinzel	2/14/2019	2/14/2019	—	816,104	1,632,208
	2/14/2019	2/14/2019							18,990			1,000,013
	8/5/2019	8/5/2019				6,812	13,624	27,248				900,001
	8/5/2019	8/5/2019								50,633	66.06	600,001
	12/17/2019	10/25/2019							54,500			3,499,990
Rose Lee	2/14/2019	2/14/2019	—	625,000	1,250,000
	2/14/2019	2/14/2019							18,990			1,000,013
	8/5/2019	8/5/2019				6,812	13,624	27,248				900,001
	8/5/2019	8/5/2019								50,633	66.06	600,001
Raj Ratnakar	5/1/2019	5/1/2019	—	332,500	665,000
	5/1/2019	—(e)							50,925			1,900,012
	5/1/2019	—(e)								260,632	37.31	1,900,007
	8/5/2019	8/5/2019				6,812	13,624	27,248				900,001
	8/5/2019	8/5/2019								50,633	66.06	600,001
Howard I. Ungerleider(f)			—	—	—

(a)	Restricted Stock Unit awards as described in the “Long-Term Incentive Compensation” section of the CD&A.

(b)	Stock Option awards as described in the “Long-Term Incentive Compensation” section of the CD&A.

(c)

Amounts represent the aggregate grant date fair value of awards in the year of grant in accordance with the same standard applied for financial accounting purposes consistent with the values shown in the Summary Compensation Table, FASB ASC Topic 178.

(d)	Amounts include the full, contractually agreed upon values for 2019 as noted in the tables in the “Annual Incentive Compensation” section of the CD&A.

(e)	Grant was issued under delegation from the Compensation Committee in relation to his hire. Mr. Ratnakar became an executive officer of the Company on June 1, 2019 following the Corteva Spin-off.

(f)

Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow. DuPont did not make any determinations with respect to Mr. Ungerleider’s 2019 compensation prior to his departure.

50

COMPENSATION DISCUSSION & ANALYSIS (continued)

Outstanding Equity Awards

The following table lists outstanding equity grants for each NEO as of December 31, 2019. The table includes outstanding equity grants from past years as well as the current year and include awards denominated in Dow or Corteva common stock as described in the “Treatment of Equity Awards Outstanding at the Time of the Dow and Corteva Spin-offs” section of the CD&A and have been adjusted to reflect the Reverse Stock Split.

			Option Awards				Stock Awards

Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Edward D. Breen	05/13/2015	DD					928	59,578
	06/05/2015	DD					142	9,116
	11/06/2015	DD	170,933	—	74.48	11/05/2022
	02/02/2017	DD	75,970	37,985	85.81	02/01/2027
	11/06/2017	DD	23,926	11,964	101.44	11/05/2027
	02/15/2018	DD	91,275	182,550	103.76	02/14/2028
	02/14/2019	DD					82,022	5,265,812
	08/05/2019	DD							45,414	2,915,579
	05/13/2015	CTVA					928	27,432
	06/05/2015	CTVA					142	4,198
	11/06/2015	CTVA	170,933	—	30.10	11/05/2022
	02/02/2017	CTVA	75,970	37,985	34.68	02/01/2027
	11/06/2017	CTVA	23,926	11,964	41.00	11/05/2027
	02/15/2018	CTVA	91,275	182,550	41.94	02/14/2028
	02/14/2019	CTVA					82,044	2,425,221
	05/13/2015	DOW					954	52,212
	06/05/2015	DOW					146	7,991
	11/06/2015	DOW	170,933	—	52.24	11/05/2022
	02/02/2017	DOW	75,970	37,985	60.19	02/01/2027
	11/06/2017	DOW	23,927	11,963	71.15	11/05/2027
	02/15/2018	DOW	91,275	182,550	72.78	02/14/2028
	02/14/2019	DOW					84,337	4,615,764
C. Marc Doyle	02/05/2014	DD	2,806	—	67.22	02/04/2021
	02/04/2015	DD	15,883	—	80.07	02/03/2022
	07/29/2015	DD					53,008	3,403,144
	02/03/2016	DD	39,754	—	66.21	02/02/2026
	02/02/2017	DD	28,438	14,220	85.81	02/01/2027
	02/15/2018	DD	25,154	50,309	103.76	02/14/2028
	02/14/2019	DD					73,799	4,737,904
	08/05/2019	DD							45,414	2,915,579
	02/15/2018	CTVA	25,154	50,309	41.94	02/14/2028
	02/15/2018	DOW	25,155	50,308	72.78	02/14/2028
Jeanmarie Desmond	02/04/2015	DD	9,529	—	80.07	02/03/2022
	02/03/2016	DD	8,745	—	66.21	02/02/2026
	02/02/2017	DD	5,687	2,844	85.81	02/01/2027
	02/15/2018	DD	4,312	8,624	103.76	02/14/2028
	02/14/2019	DD					26,837	1,722,904
	08/05/2019	DD	—	67,511	66.06	08/04/2029			18,166	1,166,257
	02/15/2018	CTVA	4,312	8,624	41.94	02/14/2028
	02/15/2018	DOW	4,312	8,624	72.78	02/14/2028
Matthias Heinzel	02/04/2015	DD	1,984	—	80.07	02/03/2022
	02/03/2016	DD	6,183	—	66.21	02/02/2026
	02/02/2017	DD	7,110	3,555	85.81	02/01/2027
	02/15/2018	DD	5,749	11,499	103.76	02/14/2028
	07/27/2018	DD					20,935	1,344,033
	02/14/2019	DD					13,419	861,484
	08/05/2019	DD	—	50,633	66.06	08/04/2029			13,624	874,661
	12/17/2019	DD					54,500	3,498,900
	02/15/2018	CTVA	5,749	11,500	41.94	02/14/2028
	02/15/2018	DOW	5,750	11,499	72.78	02/14/2028

51

COMPENSATION DISCUSSION & ANALYSIS (continued)

			Option Awards				Stock Awards

Name	Grant Date	Stock Ticker	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(a)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(b)	Market Value of Shares or Units of Stock That Have Not Vested ($)(b)(c)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(d)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(c)(d)
Rose Lee	02/04/2015	DD	7,941	—	80.07	02/03/2022
	02/03/2016	DD	13,251	—	66.21	02/02/2026
	02/02/2017	DD	9,953	4,977	85.81	02/01/2027
	02/15/2018	DD	5,749	11,500	103.76	02/14/2028
	02/14/2019	DD					13,419	861,484
	08/05/2019	DD	—	50,633	66.06	08/04/2029			13,624	874,661
	02/15/2018	CTVA	5,749	11,500	41.94	02/14/2028
	02/15/2018	DOW	5,750	11,500	72.78	02/14/2028
Raj Ratnakar	05/01/2019	DD	—	121,128	80.29	04/30/2029	23,875	1,532,748
	08/05/2019	DD	—	50,633	66.06	08/04/2029			13,624	874,661
Howard l. Ungerleider(e)	02/15/2018	DD	29,826	59,652	103.73	02/14/2028	—	—	—	—

(a)

Stock Option award grants vest in three equal installments on the first, second and third anniversaries of the grant date shown in the table. Awards granted in August 2019 to Messrs. Heinzel and Ratnakar and Mses. Desmond and Lee fully vest on December 31, 2021.

(b)

RSU award grants vest in three equal installments on the first, second, and third anniversaries of the grant date shown in the table. Awards granted to Mr. Breen in 2015 in his capacity as a non-employee director (prior to his being named CEO of Historical EID) must be held until his retirement from service on the Board. Award granted to Mr. Heinzel in July 2018 will fully vest on the third anniversary of the grant date shown in the table. Award granted to Mr. Heinzel in December 2019 will have 75% of units vest March 31, 2021 and the remaining units vest December 17, 2022. Award granted to Mr. Doyle in July 2015 will fully vest in 2020.

(c)	Market values based on the December 31, 2019 closing stock price of $64.20 per share of DuPont common stock, $29.56 per share of Corteva common stock, and $54.73 per share of Dow common stock.

(d)	PSUs granted August 5, 2019 are shown at the target level of performance. The total actual number of shares to be delivered will be determined at the end of the performance period.

(e)	Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow.

52

COMPENSATION DISCUSSION & ANALYSIS (continued)

Option Exercises and Stock Vested

The following table summarizes the value received from stock option exercises and stock grants vested during 2019.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(a)(b)	Value Realized on Vesting ($)
Edward D. Breen	—	—	414,600	25,533,996
C. Marc Doyle	—	—	94,601	5,466,612
Jeanmarie Desmond	—	—	4,518	434,298
Matthias Heinzel	—	—	36,177	3,646,231
Rose Lee	—	—	18,656	2,492,803
Raj Ratnakar	—	—	—	—
Howard I. Ungerleider	2,753	121,585	66,130	3,689,418

(a)	Reflects delivery of shares from the 2017 Performance Share program, the 2017 Synergy PSU grants, and Mr. Heinzel’s 2016 Restricted Stock Units grant.
(b)	Reflects vesting in DuPont, Corteva, and Dow shares. Shares acquired prior to June 1, 2019 have been adjusted to reflect the Reverse Stock Split on June 1, 2019.

BENEFITS

Pension Benefits

The following table lists the pension program participation and actuarial present value of each NEO’s defined benefit pension, if any, as of December 31, 2019.

Name	Plan Name	Number of Years of Credited Service (#)	Present Value of Accumulated Benefit ($)(a)	Payment During Last Fiscal Year ($)
Edward D. Breen(b)	Historical EID DuPont Pension Plan	—	—	—
	DuPont Pension Restoration Plan	—	—	—
C. Marc Doyle	Historical EID DuPont Pension Plan	—	—	—
	DuPont Pension Restoration Plan	23.23	3,604,775	—
Jeanmarie Desmond	Historical EID DuPont Pension Plan	—	—	—
	DuPont Pension Restoration Plan	29.54	1,753,996	—
Matthias Heinzel(b)	DuPont Alters—und Risikovorsorge II Plan	17.00	1,089,602	—
	Versorgungslohn	15.00	624,312	—
Rose Lee(b)	Historical EID DuPont Pension Plan	—	—	—
	DuPont Pension Restoration Plan	—	—	—
Raj Ratnakar(b)	Historical EID DuPont Pension Plan	—	—	—
	DuPont Pension Restoration Plan	—	—	—
Howard I. Ungerleider(c)		—	—	—

(a)	The form of payment, interest rate, and mortality are based on assumptions noted in the description below.

(b)	Messrs. Breen, Heinzel and Ratnakar and Ms. Lee are not eligible to, and do not, participate in either of DuPont’s Pension or Pension Restoration Plans.

(c)

Mr. Ungerleider participated in the Historical Dow Employees’ Pension Plan and Historical Dow’s Executives’ Supplemental Retirement Plan. Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow. See the proxy statement for Dow’s 2020 annual meeting of stockholders filed with the SEC on February 28, 2020 for information regarding Mr. Ungerleider’s service and accumulated benefit under these plans as well as descriptions of the plans.

Defined-Benefit Retirement Plans

In 2019, the Company’s executive officers continued to be employees of, and participants in the benefit programs of Historical Dow and Historical EID, respectively until the Dow Spin-off, and then the remaining active executive officers were participants in the Historical EID benefit programs until the Corteva Spin-off, at which time the

53

COMPENSATION DISCUSSION & ANALYSIS (continued)

Company adopted new benefit plans as noted below. A description of the Historical Dow plans can be found in the proxy statement for Dow’s 2020 annual meeting of stockholders filed with the SEC on February 28, 2020.

Historical EID DuPont Pension Plan

Prior to June 1, 2019, DuPont provided the Historical EID DuPont Pension Plan, a tax-qualified defined benefit pension plan that covered a majority of U.S. employees, except those hired or rehired after December 31, 2006. The Historical EID DuPont Pension Plan provided employees with a lifetime retirement income based on years of service and their final average pay near retirement. In November 2016, Historical EID announced changes to the U.S. pension plans. Historical EID froze the pay and service amounts used to calculate pension benefits for active employees who participated in the U.S. pension plans on November 30, 2018 (the “Benefit Freeze Date”). Therefore, as of the Benefit Freeze Date, employees participating in the U.S. pension plans no longer accrued additional benefits for future service and eligible compensation received. Effective June 1, 2019, the pension plan and all future liabilities were assumed by Corteva. The Company did not adopt a new qualified defined benefit plan at the time of the Corteva Spin-off.

The normal form of benefit for married individuals was a 50% qualified joint and survivor annuity. The normal form of benefit for unmarried individuals was a single life annuity, which was actuarially equivalent to the normal form for married individuals. Normal retirement age under the Historical EID DuPont Pension Plan was generally age 65, and benefits were vested after five years of service. Under the provisions of the Historical EID DuPont Pension Plan, employees were eligible for unreduced pensions when they meet one of the following conditions:

•	Age 65 or older with at least five years of service
•	Age 58 with age plus service equal to or greater than 85

An employee who was not eligible for retirement with an unreduced pension was eligible for retirement with a reduced pension if he was at least age 50 with at least 15 years of service. His pension would have been reduced by the greater of 5% for every year that his age plus service was less than 85 or 5% for every year that his age was less than 58. In no event would the reduction exceed 50%. Messrs. Breen and Ratnakar and Ms. Lee were hired after December 31, 2006, and are not eligible to participate in the Historical EID DuPont Pension Plan or DuPont Pension Restoration Plan.

The primary pension formula that applies to the NEOs provides a monthly retirement benefit equal to:

Average monthly compensation was based on the employee’s three highest-paid years or, if greater, the 36 consecutive highest-paid months. Compensation for a given month included regular compensation plus one-twelfth of an individual’s annual incentive award for the relevant year. Other bonuses were not included in the calculation of average monthly compensation. Compensation for service after the Benefit Freeze Date was disregarded in determining the average monthly compensation. Monthly Primary Social Security benefit was determined at Benefit Freeze Date.

For the purpose of retirement eligibility, an employee’s age and service post Benefit Freeze Date until May 31, 2019 was counted in determining the retirement eligibility.

54

COMPENSATION DISCUSSION & ANALYSIS (continued)

DuPont Alters- und Risikovorsorge II Plan

Mr. Heinzel is the only NEO who is eligible to participate in the “DuPont Alters- und Risikovorsorge II” plan (the DuPont Old age and risk pension II plan) (“DAUR II Plan”), which is a defined benefit pension plan for accounting purposes. Under the DAUR II Plan, participants are credited with annual contributions equal to 18% of their eligible income, which, in the case of Mr. Heinzel consists of his annual base salary and the “13th month salary,” in excess of the annual social ceiling in Germany (EUR 80,400, in 2019 ($89,244)). Accounts under the DAUR II Plan are credited with interest equal to at least 2.75%. The pension benefit under the DAUR II Plan is payable in a lump sum upon retirement (or, if earlier, upon a disability termination or death). Alternatively, upon application of the participant and consent of the company, the retirement benefit may be paid in five installments over five years.

Versorgungslohn Plan

Mr. Heinzel is the only NEO who is eligible to participate in the Versorgungslohn Plan, a defined benefit pension plan for accounting purposes. This pension plan is financed via deferred compensation and Mr. Heinzel may decide to contribute part of his bonus under the Short-Term Incentive Plan (STIP). Under the Versorgungslohn Plan, the company makes annual contributions pursuant to a reinsurance policy equal to EUR 5,124 ($5,688). Mr. Heinzel’s account is credited with interest equal to at least 3.5%. The pension benefit under the Versorgungslohn Plan is payable in a lump sum upon retirement. Alternatively, upon application of the participant and if the total pension benefit amount exceeds EUR 50,000, the retirement benefit may be paid in five installments over five years.

Supplemental Retirement Plans

The Historical EID and the DuPont Pension Restoration Plan

If benefits provided under the Historical EID DuPont Pension Plan exceeded the applicable IRC compensation or benefit limits, the excess benefit is paid under the Historical EID DuPont Pension Restoration Plan, an unfunded non-qualified plan. Effective January 1, 2007, the form of benefit under the Historical EID DuPont Pension Restoration Plan for participants not already in pay status is a lump sum. The mortality tables and interest rates used to determine lump sum payments are the Applicable Mortality Table and the Applicable Interest Rate prescribed by the Secretary of the Treasury in IRC Section 417(e)(3).

Effective at the time of the Corteva Spin-off, the Company adopted the DuPont Pension Restoration Plan to mirror the payout provisions of the Historical EID DuPont Pension Restoration Plan utilizing the annuity value and years of credited service frozen as of the spin-off.

Messrs. Breen and Ratnakar and Ms. Lee were hired after December 31, 2006 and are not eligible to participate in the DuPont Pension Restoration Plan.

55

COMPENSATION DISCUSSION & ANALYSIS (continued)

Non-Qualified Deferred Compensation

The following table provides information on compensation the NEOs have elected to defer as described in the narrative that follows.

Name	Executive Contributions in Last Fiscal Year ($)(a)	Company Contributions in Last Fiscal Year ($)(b)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Edward D. Breen	254,701	379,551	414,293	—	2,754,692
C. Marc Doyle	92,480	135,720	135,830	—	924,974
Jeanmarie Desmond	39,659	57,739	107,446	—	684,038
Matthias Heinzel(c)	—	—	—	—	—
Rose Lee	32,269	46,841	5,901	—	267,858
Raj Ratnakar	6,825	9,050	34	—	17,096
Howard I. Ungerleider(d)	10,462	30,592	18,538	—	152,976

(a)	Executive contributions are included in salary for 2019 in the Summary Compensation Table.

(b)	Company contributions are included in All Other Compensation for 2019 in the Summary Compensation Table.

(c)	All plans under which Mr. Heinzel participates are considered tax qualified.

(d)	For Mr. Ungerleider, reflects amounts as of April 1, 2019. Mr. Ungerleider left the Company in connection with the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow.

Historical EID and DuPont Non-Qualified Deferred Compensation Programs

Historical EID offered non-qualified deferred compensation programs under which eligible participants could voluntarily elect to defer some portion of base salary, STIP, or LTI awards until a future date. Deferrals were credited to an account, and earnings were calculated thereon in accordance with the applicable investment option or interest rate. With the exception of the Historical EID Retirement Savings Restoration Plan, there were no company contributions or matches. The Historical EID Retirement Savings Restoration Plan was adopted to restore company contributions that would be lost due to IRC limits on compensation that can be contributed under Historical EID’s tax-qualified savings plan. Effective with the Corteva Spin-off, the Company adopted new deferred compensation programs that mirrored those provided by Historical EID.

The following provides an overview of the various deferral options as of December 31, 2019.

DuPont Retirement Savings Restoration Plan (“RSRP”):

Under the RSRP, NEOs can elect to defer their eligible compensation (generally, base salary plus STIP) that exceeds the regulatory limits ($280,000 in 2019) in increments of 1% up to 6%. DuPont matches participant contributions on a dollar-for-dollar basis up to 6% of eligible pay. DuPont also makes an additional contribution of 3% of eligible compensation. Participant investment options under the RSRP mirror the options available under the tax-qualified 401(k) plan. Distributions may be made in the form of a lump sum or annual installments after separation from service.

Management Deferred Compensation Plan (“MDCP”):

Under the MDCP, NEOs can elect to defer the receipt of up to 60% of their base salary and/or STIP award. The Company does not match deferrals under the MDCP. Participants may select from among seven core investment options under the MDCP for amounts deferred, including DuPont Common Stock units with dividend equivalents credited as additional stock units. In general, distributions may be made in the form of a lump sum at a specified future date if prior to separation from service, or a lump sum or annual installments after separation from service.

56

COMPENSATION DISCUSSION & ANALYSIS (continued)

Other Retirement Benefits

Mr. Ungerleider left the Company at the time of the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow, and, therefore, as of such date is not eligible for any Retirement Benefits from DuPont. For more information on the benefits due to Mr. Ungerleider from Dow, see the proxy statement for Dow’s 2020 annual meeting of stockholders filed with the SEC on February 28, 2020. Of the remaining NEOs, only Mr. Breen is currently retirement eligible and entitled to benefits similar to most other salaried employees upon separation from the Company. All of the NEOs active on December 31, 2019 are also entitled to additional benefits in the case of an involuntary termination without cause or a change in control event. The summary below shows the impact of various types of separation events on the different compensation elements the NEOs receive.

Base Salary, Annual Incentive and Other Benefits – Retirement, Death, or Disability

•	Base Salary: Paid through date of separation on the normal schedule.
•	Annual Incentive: Prorated for the portion of the year worked and paid on the normal schedule.
•	Benefits: All NEOs are eligible for life insurance coverage similar to most other salaried U.S. employees.
•	Retirement Plans: Participants have access, in accordance with elections and plan features, to the following retirement plan benefits:
•	Non-qualified deferred compensation programs as shown in the Non-Qualified Deferred Compensation Table and accompanying narrative.
•	Pension benefits, as applicable, as shown in the Pension Benefits Table and described in the accompanying narrative.
•	Defined contribution 401(k) and German tax-qualified plans

Outstanding LTI Awards

The following LTI treatment applies if the executive meets the age 55 and 10 years of service requirement:

•	Options continue vesting in accordance with the three-year vesting schedule.
•	Restrictions on the regular annual RSUs lapse on the original schedule. Special or one-time RSU awards are forfeited.
•	PSUs are subject to the original performance period, prorated for the number of months of service completed during the performance period.
•	Regardless of the above, any retirement within six months of the grant date results in forfeiture of the award.

Voluntary Separation or Termination for Cause

DuPont’s various plans and programs provide for forfeiture of all unvested stock options, RSUs and PSUs when associated with voluntary separation or termination for cause.

Death

•	Options are fully vested and exercisable and expire two years following death or at the end of the original term, whichever is shorter.
•	All RSUs are automatically vested and paid out.
•	PSUs remain subject to the original performance period, prorated for the number of months of service completed during the performance period.

Involuntary Termination without Cause

•

Vested options may be exercised during the one-year period following termination. During the one-year period, options continue to become exercisable in accordance with the three-year vesting schedule, as if the employee had not separated from service.

•	RSUs are automatically vested and paid out.
•	PSUs remain subject to original performance period, prorated for the number of months of service completed during the performance period.

57

COMPENSATION DISCUSSION & ANALYSIS (continued)

Potential Payments upon Termination or Change in Control

DuPont has put provisions in place to ensure continuity of management in a potential change in control environment. This Plan is structured to protect the interests of stockholders by including a “double-trigger” mechanism that results in a severance payout only when:

•	A change of control is consummated, and
•	The executive’s employment is terminated by the company without cause, or by the executive for good reason within a specified period following the change in control.

Senior Executive Severance Plan (“SESP”)

To ensure that executives remain focused on company business during a period of uncertainty, in 2019, DuPont adopted the SESP. All NEOs, other than Mr. Ungerleider and Mr. Breen, are participants in the SESP. The plan provides benefits in the event of an involuntary termination without cause and enhanced benefits in the event of an involuntary termination without cause by the Company or voluntary termination by the executive for good reason if the termination occurs within 24 months following a change in control event.

Benefits provided in the event of a termination without cause not in connection with a change in control include:

•

Lump sum cash payment equal to one and a half times (two times for the CEO) the sum of the executive’s base salary and target annual bonus. An annual bonus amount for the year of termination which is equal to the greater of the actual or target bonus amount.

•	Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for one and a half years (two years for the CEO) following the date of termination.

For any benefits to be earned under the plan in connection with a change in control, the change in control must occur and the executive’s employment must be terminated within two years following the change in control, either by the Company without cause or the executive for good reason (a “double trigger”). Benefits include:

•

Lump sum cash payment equal to two times (three times for the CEO) the sum of the executive’s base salary and target annual bonus. An annual bonus amount for the year of termination which is equal to the greater of the actual or target bonus amount.

•	Continued health and dental benefits, financial counseling, tax preparation services and outplacement services for two years (three years for the CEO) following the date of termination.

The plan requires a release of claims as a condition to the payment of benefits and includes twelve-month non-competition and non-solicitation provisions (eighteen months for the CEO) and additional non-disparagement and confidentiality provisions.

58

COMPENSATION DISCUSSION & ANALYSIS (continued)

The following table summarizes the value of the incremental benefits to be received due to an involuntary termination without cause or a change in control event as of December 31, 2019.

INVOLUNTARY TERMINATION OR CHANGE IN CONTROL VALUES

Name	Type of Benefit	Involuntary Termination Without Cause ($)	Change in Control ($)(a)
Edward D. Breen	Severance(b)	13,000,000	13,000,000
	LTI Acceleration(c)	—	16,408,883
	Increase in Present Value of Pension	N/A	N/A
	Health & Welfare Benefits	36,567	36,567
	Outplacement & Financial Planning	9,900	9,900
	Tax Reimbursement	—	—
C. Marc Doyle(d)	Severance	6,256,066	—
	LTI Acceleration	5,427,270	—
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	37,819	—
	Outplacement & Financial Planning	9,900	—
	Tax Reimbursement	—	—
Jeanmarie Desmond(e)	Severance	2,201,553	—
	LTI Acceleration	950,065	—
	Increase in Present Value of Pension	331,641	—
	Health & Welfare Benefits	—	—
	Outplacement & Financial Planning	25,980	—
	Tax Reimbursement	—	—
Matthias Heinzel	Severance(f)	7,377,728	8,193,832
	LTI Acceleration	5,991,471	5,991,471
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	—	—
	Outplacement & Financial Planning	25,800	33,800
	Tax Reimbursement	—	—
Rose Lee	Severance	2,500,000	3,125,000
	LTI Acceleration	1,148,538	1,148,538
	Increase in Present Value of Pension	N/A	N/A
	Health & Welfare Benefits	25,883	34,511
	Outplacement & Financial Planning	15,300	19,520
	Tax Reimbursement	—	—
Raj Ratnakar	Severance	1,543,750	1,947,500
	LTI Acceleration	1,532,748	1,532,748
	Increase in Present Value of Pension	N/A	N/A
	Health & Welfare Benefits	24,345	32,460
	Outplacement & Financial Planning	2,640	2,640
	Tax Reimbursement	—	—
Howard I. Ungerleider(g)	Severance	—	—
	LTI Acceleration	—	—
	Increase in Present Value of Pension	—	—
	Health & Welfare Benefits	—	—
	Outplacement & Financial Planning	—	—
	Tax Reimbursement	—	—

(a)	An executive must meet the double trigger requirement of being involuntarily terminated within two years of a change in control in order to receive benefits.

(b)

Per his employment agreement, Mr. Breen maintains the severance level he was eligible for at the time of the agreement; the product of 3 times June 1, 2019 base salary ($1,000,000) and target bonus ($1,000,000), as well as a prorated bonus at target. Additionally, Mr. Breen has a retention award equivalent to $6,000,000 that becomes payable in the case of an involuntary termination without cause or after continued employment through December 31, 2020.

(c)	Excludes LTI awards granted to Mr. Breen in his capacity as a non-employee director prior to his being named CEO of DuPont.

(d)

Amounts listed for Mr. Doyle are actual values paid upon involuntary termination without cause effective February 17, 2020. The severance value includes a pro-rated STIP at target, due to be paid in 2021. If actual STIP is greater than target, then he will receive the pro-rated actual STIP amount. Amounts listed for Mr. Doyle include reimbursement of certain attorney’s fees in connection with his separation from service.

(e)

Amounts listed for Ms. Desmond are actual values paid upon involuntary termination without cause effective February 17, 2020. The severance value includes a lump sum paid in 2020 in lieu of the Health & Welfare Benefits and a pro-rated STIP at target, due to be paid in 2021. If actual STIP is greater than target, then they will receive the pro-rated actual STIP amount.

(f)	Mr. Heinzel’s severance amount includes the retention benefits described in the “M. Heinzel Special Compensation” section.

(g)

Mr. Ungerleider left the Company at the time of the Dow Spin-off on April 1, 2019 and became the President and CFO of Dow, and, therefore, as of such date, is not eligible for any Retirement Benefits from DuPont.

59

COMPENSATION DISCUSSION & ANALYSIS (continued)

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Through March 31, 2019, the members of the Compensation Committee were Lamberto Andreotti, Ajay Banga, Lois D. Juliber (Chair), and Ruth G. Shaw. From April 1, 2019 through May 31, 2019, the members of DowDuPont’s Compensation Committee were Lamberto Andreotti and Lois D. Juliber. For the remainder of 2019, the members of the Compensation Committee were Rajiv L. Gupta (Chair), Franklin K. Clyburn, Jr. Alexander M. Cutler, Frederick M. Lowery, and Raymond J. Milchovich. None of the members of the Compensation Committee were at any time during 2019 an officer or employee of the Company. None of the executive officers serves as a member of the board of directors or a compensation committee of any entity that has one or more executive officers serving as a member of the Board or Compensation Committee.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board reviewed and discussed the Compensation Discussion and Analysis (“CD&A”) with Company management. Based on this review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 (“2019 Annual Report”), as incorporated by reference from this Proxy Statement.

The Compensation Committee operates pursuant to a charter that is available at www.investors.dupont.com/investors/dupont-investors/corporate-governance.

This report is submitted by the Compensation Committee.

Rajiv L. Gupta (Chair)

Franklin K. Clyburn, Jr.

Alexander M. Cutler

Frederick M. Lowery

Raymond J. Milchovich

CEO PAY RATIO

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, the following information is provided about the relationship of the annual total compensation of the Company’s employees (other than the CEO) and the annual total compensation for the CEO, C. Marc Doyle. For 2019:

•	The annual total compensation for the median employee was $86,294, and
•	The annual total compensation of the CEO, as reported in the Summary Compensation Table was $11,660,634.

Based upon the calculation of compensation for both the CEO and the median employee, the estimated ratio of CEO pay to median employee pay for 2019 was 135:1.

The pay ratio presented above is a reasonable estimate. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio may not be comparable to the pay ratio reported by other companies.

As a result of the population changes involved with the Dow and Corteva Spin-offs, DuPont determined that a new median employee should be selected. The median employee identified in 2019 from the population of all employees worldwide as of October 31, 2019 utilizing base pay rather than Summary Compensation Table compensation. The Company calculated annual base pay based on a reasonable estimate of hours worked during 2019 for hourly workers, and upon salary levels for the remaining employees. The Company used a valid statistical sampling methodology to identify employees who the Company expected to be paid within a 5% range of the median. The Company selected an employee from that group as the median employee for purposes of preparing the ratio of CEO pay to median employee pay.

60

AGENDA ITEM 2: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is asking stockholders to approve an advisory resolution on the Company’s executive compensation as reported in this Proxy Statement. As described in the CD&A section of this Proxy Statement, executive compensation programs are designed to attract and retain talent through the alignment of pay and financial interests of the executives with stockholder value creation.

As described in the CD&A section, the Compensation Committee believes the executive compensation programs create incentives for strong operational performance and for the long-term benefit of the Company.

Beginning in 2011, a “say on pay” advisory vote to approve executive compensation has been required for all U.S. public companies under Section 14A of the Exchange Act. Therefore, in accordance with the Exchange Act, and as a matter of good corporate governance, the Company is asking stockholders to approve the following non-binding advisory resolution at the 2020 Annual Meeting of Stockholders:

RESOLVED, that the stockholders of DuPont de Nemours, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Compensation Discussion and Analysis, the Summary Compensation Table and the related compensation tables and narrative in the Proxy Statement for the Company’s 2020 Annual Meeting of Stockholders.

This advisory resolution is non-binding on the Board. Although non-binding, the Board and the Compensation Committee will review and carefully consider the voting results when evaluating the executive compensation programs.

The next “say on pay” advisory vote will occur at the Company’s 2021 Annual Meeting of Stockholders.

The Board of Directors unanimously recommends a vote FOR the approval of the Advisory Resolution to Approve Executive Compensation.

✓	AGENDA ITEM 2: ADVISORY RESOLUTION TO APPROVE EXECUTIVE COMPENSATION The Board of Directors recommends that you vote FOR this resolution.

61

AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN

On February 12, 2020, the People and Compensation Committee (the “Committee”) of the Company’s Board of Directors (the “Board”) unanimously approved and recommended that the Board approve, and on February 13, 2020, the Board unanimously approved and adopted, subject to the approval of the Company’s stockholders, the DuPont de Nemours, Inc. 2020 Equity and Incentive Plan (the “Plan”). The purposes of the Plan are to provide an additional incentive to selected employees, directors, independent contractors and consultants of the Company or its affiliates whose contributions are essential to the growth and success of the Company, strengthen the commitment of such individuals to the Company and its affiliates, motivate those individuals to faithfully and diligently perform their responsibilities and attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. The Board believes that the Plan will attract, motivate, and retain key talent and encourage stock ownership, thereby aligning the long-term interests of Plan participants with those of the Company’s stockholders.

The Plan authorizes the Administrator (as defined below) to provide equity-based compensation in the form of stock options, share appreciation rights (“SARs”), restricted shares, restricted stock units, share bonuses, other share-based awards and cash awards for the purpose of providing the Company’s directors, employees, independent contractors and consultants incentives and rewards for superior performance.

The Company currently maintains the DuPont Omnibus Incentive Plan (the “OIP”), which comprises and incorporates the E. I. du Pont de Nemours and Company Equity Incentive Plan, as amended, and the Dow Chemical Company Amended and Restated 2012 Stock Incentive Plan, as amended. Approval of the Plan will have no effect on the Company’s ability to make future grants under the OIP in accordance with its terms, and awards that are outstanding under the OIP and any other existing plans upon approval of the Plan will not be terminated and instead will remain outstanding in accordance with their terms.

Plan Highlights and Certain Important Provisions

The Plan contains a number of provisions that the Board believes are consistent with the interests of stockholders and sound corporate governance practices, including the following:

•

Overall Share Limit. The total number of shares reserved under the Plan is 24,500,000 shares of Company common stock, subject to customary capitalization adjustments and excluding awards granted in assumption or substitution of awards previously granted by an acquired company, employment inducement awards and awards that an eligible participant purchases for fair market value or elects to receive in lieu of an equal amount of fully vested compensation that is otherwise due.

•

Participant Award Limits. Subject to the Plan’s customary capitalization adjustment provisions, no awards covering more than 500,000 shares and no cash awards in excess of $10,000,000 may be granted to any individual who is not a non-employee director during any calendar year and no awards covering more than 40,000 shares may be granted to any individual who is a non-employee director during any calendar year. The aggregate grant date fair market value of awards that may be granted during any calendar year to any non-employee director will not exceed $750,000.

•

No Liberal Recycling Provisions. The Plan provides that the following shares shall not be recycled and shall not be made available again for grant under the Plan: (1) those exchanged or withheld by the Company for the payment of an exercise price, base price or purchase price of any other award under the Plan; (2) those exchanged or withheld by the Company to satisfy the tax withholding obligations related to an award; (3) those subject to a SAR that are not issued or delivered upon the net settlement or net exercise of such SAR; and (4) those subject to a related award to the extent the number of shares of the underlying award is exercised.

•	No Repricing. The Company will not reprice underwater stock options or SARs under the Plan without shareholder approval other than as a result of certain customary capitalization adjustments.

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AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

•

No Discount Stock Options or SARs. All stock options and stock appreciation rights must have an exercise price equal to or greater than the fair market value of the underlying stock on the date of grant.

•	Awards Generally Vest over at Least One Year. With certain exceptions, awards generally vest over a period of not less than one year from the date of grant.

•

Award Clawback. All awards under the Plan are subject to recovery under any clawback or recoupment policy, award agreement, insider trading policy, or share ownership guidelines the Company may adopt from time to time.

•	Change in Control “Double Trigger” Vesting. The Plan imposes “double-trigger” change in control vesting for equity awards that are assumed by an acquirer.

•

Dividend Treatment. Dividends declared with respect to an award during the period before the award has vested shall only become payable to a participant if (and to the extent) the shares underlying the award vest.

Historical Share Usage

The Company closely manages its “run rate” of awards granted to levels it believes are reasonable while ensuring that its overall compensation program is competitive, relevant, and motivational. The Company also strives to maintain a competitive level of dilution and annual share usage.

The following chart presents additional information relevant in consideration of this Proposal:

Current Awards Outstanding

Stock Options Outstanding	7,717,350
Weighted Average Exercise Price	$66.49
Weighted Average Remaining Contractual Life of Stock Options	5.86 Years
Unvested Restricted Share Units/Performance Share Units Outstanding	2,597,636
Shares Remaining for Grant under the OIP	13,507,005

Overhang

Common shares subject to outstanding awards or available for future awards under the OIP	23,821,991
Fully Diluted Common Shares Outstanding	746,300,000
Overhang Percentage (A/B)	3.192%
Additional shares available to grant under new plan request	24,500,000
Additional Overhang Percentage	3.283%
Total Overhand Percentage	6.475%

Share Usage(a)

	2019	2018	2017	Average
Total Shares Granted During Fiscal Year(b)	5,870,000	17,289,500	13,652,032	12,270,511
Basic Weighted Average Common Shares Outstanding	746,300,000	2,301,000,000	1,579,800,000	1,542,366,667
Burn Rate (A/B)	0.79%	0.75%	0.86%	0.80%

(a)	For purposes of the Total Shares Granted, Stock Options were counted as 1 share while RSUs and PSUs were counted as 2.5 shares.

(b)	Share information shown for 2017 and 2018 is shown prior to any adjustments that would have resulted from the spin-offs or as a result of the reverse stock split.

New Plan Benefits

Future benefits under the Plan cannot be determined at this time because the grants are at the discretion of the Administrator and because their value may be dependent upon the satisfaction of vesting conditions and the future price of the Company’s common stock. No grants under the Plan have at this time been awarded or promised to any directors, employees or other eligible Plan participants.

63

AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

SUMMARY OF THE PLAN

The following brief summary of the Plan is not intended to be exhaustive and is qualified in its entirety by the terms of the Plan, a copy of which is set forth as Appendix B to this Proxy Statement.

Administration

The Plan will be administered by the Board or, if applicable, any committee or subcommittee of the Board, or a designee thereof (the “Administrator”). The Administrator by resolution may authorize one or more executive officers of the Company to designate selected employees, directors, independent contractors, or natural person consultants of the Company or the Company’s affiliates to receive awards and to determine the size and terms and conditions of any such awards, provided that the Administrator shall not delegate such responsibilities for awards to be granted to an eligible recipient who is an executive officer of the Company, a non-employee director of the Company, or a more than 10% beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, and the resolution providing for such authorization shall set forth the total number of shares the designee may grant during any period, provided that no such authorization shall authorize grants during any calendar year covering in excess of 250,000 shares for any individual or 5,000,000 shares in the aggregate. It is presently expected that the Committee will administer the Plan and that, subject to the foregoing limitations, authority in respect of grants to nonexecutive officers will be delegated to the Chief Executive Officer and Chief Human Resources Officer.

The Administrator shall, subject, in the case of the Committee or any committee or subcommittee the Board may in the future appoint to administer the Plan to any restrictions on the authority delegated to it by the Board, have the power and authority, without limitation, to:

•

determine which eligible recipients will be participants to whom awards will be granted; whether and to what extent awards will be granted; the number of shares (or amount of cash or other property) subject to each award;

•

determine the terms and conditions, not inconsistent with the terms of the Plan, of each award, including, as applicable, the restrictions applicable to restricted share awards or restricted stock units and the conditions under which such restrictions shall lapse, the other limitations, restrictions, terms and conditions applicable to the grant of awards, the performance goals and periods, if any, applicable to awards, the exercise price, base price or purchase price, if any, of an award, the fair market value of an award, and the vesting schedule applicable to each award;

•

determine any amendments to the terms and conditions of outstanding awards, including equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or the Company’s affiliates;

•	determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing awards;

•

determine the duration and purpose of leaves of absence which may be granted to a participant without constituting termination of employment or service for purposes of awards, and determine the impact of leaves of absence or other changes in the employment status or service status of a participant, on awards;

•	adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

•

to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws; and

•

interpret the terms and provisions of the Plan or any award or award agreement in the manner and to the extent the Administrator deems desirable, and exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to its principles of conflicts of law.

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AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

Eligibility and Limitation on Awards to Participants

Eligibility under the Plan is limited to directors, employees, independent contractors and natural person consultants of the Company and any other corporation or other entity that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with the Company, and who have been selected as participants by the Administrator, subject to certain restrictions necessary to avoid adverse tax consequences under Code Section 409A. With respect to an option award intended to qualify as and designated as, and that satisfies the requirements to be, an “incentive stock option” as defined in Section 422 of the Code (an “ISO”), such ISO may only be granted to an employee of the Company, its “parent corporation” as such term is defined in Section 424(e) of the Code, if any, or a Subsidiary (as defined in the Plan) of the Company.

As of February 29, 2020, the number of such eligible employees was approximately 34,859 and the number of such eligible directors was 11. The Administrator, in its sole discretion, will determine which eligible recipients are participants in the Plan. Although the Plan allows for equity awards to be made to contractors and consultants, the Company does not currently intend to grant to these groups.

Term

If approved by the shareholders, the Plan will be effective as of the date of shareholder approval. No awards shall be granted under the Plan later than 10 years following the date of its approval by the Board (February 13, 2030).

Minimum Vesting Period

In the event of the termination of employment or service with the Company and its affiliates of a participant who has been granted one or more options, SARs, restricted share awards, or restricted stock units, then such awards shall be exercisable at such time or times and subject to such terms and conditions as set forth in the respective award agreement (except that SARs granted in tandem with an option award shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related option award agreements). The Plan generally provides that, other than awards representing a maximum of five percent (5%) of the shares reserved for issuance under the Plan, all share-settled awards will have a vesting or performance period of at least one (1) year. Notwithstanding the foregoing, the Administrator may accelerate the vesting of or waive restrictions on awards at any time, for any reason.

Securities Subject to the Plan

Subject to customary capitalization adjustments, the number of shares that may be issued under the Plan may not exceed, in the aggregate, 24,500,000 shares, all of which may be issued pursuant to the exercise of ISOs. Any shares of common stock subject to an award that are forfeited, cancelled, exchanged or surrendered or if an award otherwise terminates or expires without a distribution of shares, shares with respect to such awards shall again be available for grant under the Plan. In addition, with respect to an award that is denominated in shares but paid or settled in cash, the number of shares with respect to which such payment or settlement is made shall again be available for grant under the Plan. Shares underlying awards that can only be paid in cash do not count against the overall Plan limit. Awards that do not count against the overall share limit under the Plan also include awards granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or the Company’s affiliates, or with which the Company or the Company’s affiliates combine by merger or otherwise; “employment inducement” awards as described in the NYSE listing manual; and awards purchased by any participant for an amount equal to the fair market value of the award.

The Plan provides that the following shares shall not be recycled and again made available for grant under the Plan: (1) shares exchanged by a participant or withheld as payment in connection with the exercise of an option or SAR or the payment of any purchase price with respect to any other award under the Plan; (2) shares exchanged by a participant or withheld to satisfy the tax withholding obligations related to any award under the Plan; and (3) the full number of shares underlying a SAR that is settled by the delivery of a net number of shares. Upon the exercise of any award granted in tandem with any other awards, such related awards shall be cancelled to the extent of the number of shares as to which the award is exercised.

65

AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

An equitable substitution or proportionate adjustment shall be made in the event of a change in capitalization, including any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, common stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the shares such that an adjustment is appropriate and necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be conferred under the Plan. The substitution or adjustment shall be made to: the aggregate number of shares reserved for issuance under the Plan and maximum number of shares or cash that may be subject to awards granted to any participant in any calendar year; the kind, number of securities subject to, and the exercise price or base price subject to, outstanding stock options and SARs; and the kind, number and purchase price of shares or other property (including cash) subject to outstanding restricted shares, restricted stock units, share bonuses or other share-based awards granted under the Plan. Any fractional shares resulting from the adjustment shall be eliminated. Subject to compliance with Code Section 409A, the Administrator may also make amendments to the terms and conditions of outstanding awards, including equitable adjustments to performance goals in recognition of unusual or infrequent events affecting the Company or an affiliate, or the financial statements of the Company or an affiliate, or in response to changes in applicable laws, regulations, or accounting principles. As determined by the Administrator in its sole discretion, other equitable substitutions or adjustments shall be made.

Subject to compliance with Code Section 409A, the Administrator may, in connection with any event of a change in capitalization described above, also cancel any outstanding award in exchange for (i) consideration (paid in cash or other property) having an aggregate fair market value equal to the difference between (a) the fair market value of the shares, cash or other property covered by such award, less (b) the aggregate exercise price, base price or purchase price thereof, if any, or (ii) for no consideration if the exercise price, base price or purchase price of outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such Award.

On April 6, 2020, the closing per-share price of the Company’s common stock on the NYSE was $35.39.

Types of Awards

Stock Options

The Plan authorizes awards of stock options, which includes (i) an ISO, and (ii) an option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO (“Nonqualified Stock Option”). Subject to the limits of the Plan, the Administrator may grant options for such number of shares and having such terms as the Administrator designates.

Options shall vest and be exercisable in the timeframe determined by the Administrator, which shall be set forth in the applicable option award agreement. No option shall be exercisable after ten years from the date such option is granted.

The exercise price of shares under an option is determined by the Administrator but shall not be less than the fair market value of a share of common stock on the date of grant (exclusive of any substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction of the Company or any of its Subsidiaries).

Under the Plan, to the extent permitted under applicable law and the relevant option award agreement, the Administrator in its sole discretion may make available one or more of the following alternatives for the payment in whole or in part of the option exercise price (i) payment in cash or its equivalent, (ii) payment in unrestricted shares of common stock already owned by the participant, (iii) payment through, any means of cashless exercise procedure approved by the Administrator, including the withholding of shares of common stock that would otherwise be issuable in connection with the exercise of the option, or (iv) any other form of consideration approved by the Administrator and permitted by applicable laws (or any combination of the foregoing). Options may be exercised in whole or in part by giving written notice under the Plan.

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AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

If an option is intended to qualify as and is designated as an ISO, and satisfies the requirements to be an ISO, then the fair market value, determined as of the date of grant, of ISOs that can first become exercisable in any calendar year will not exceed $100,000 without such excess amount ceasing to constitute an ISO. Any ISO granted to an owner of more than 10% of the total combined voting power of all classes of Company stock will have an exercise price that is not less than 110% of the fair market value of a share of the Company’s common stock on the grant date, and the term of the ISO shall not exceed five years after the grant date.

Share Appreciation Rights (SARs)

The Plan authorizes awards of SARs that are freestanding from an option award or granted in tandem with all or part of an option award. The terms and conditions of a SAR award will be set forth in an applicable award agreement, as determined by the Administrator, in its sole discretion; provided, however, SARs granted in tandem with options will generally be exercisable only at such time or times and to the extent that the options to which they relate are exercisable under the Plan.

A freestanding SAR generally entitles the holder, upon exercise of the SAR, to receive payment up to, but not more than, an amount determined by multiplying (i) the excess of the fair market value of a share of common stock on the date of exercise over the base price established for such SAR on its grant date, by (ii) the number of shares as to which such SAR is being exercised. A SAR granted in tandem with an option award generally entitles the holder, upon exercise, to receive payment up to, but not more than, the number of shares equal in value to the number determined by multiplying (i) the excess of the fair market value of a share as of the date of exercise over the exercise price specified in the related option, by (ii) the number of shares in respect of which the related SAR is being exercised.

The base price for each SAR shall be not less than the fair market value of a share of common stock on the grant date of the SAR (exclusive of any substitute awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction of the Company or any of its Subsidiaries). No SAR may be exercised after ten years from the date such SAR is granted.

Restricted Share Awards

The Administrator may, in its discretion, grant restricted share awards to participants, either alone or in addition to other awards granted under the Plan, providing shares of common stock subject to certain restrictions that lapse at the end of a specified period or periods of time and/or upon attainment of specified performance objectives.

Each restricted share award shall be evidenced by an award agreement that shall specify the restricted period(s), the number of shares of restricted stock to be awarded, the price (if any) to be paid by the participant to acquire such shares, the period of time prior to which restricted share awards become vested and free of restrictions on transfer, the performance goals (if any) upon whose attainment the restricted period shall lapse in part or full, and such other terms and conditions as the Administrator determines. Each participant who is granted a restricted share award may, in the Company’s sole discretion, be issued a share certificate, and the Company may require that any such share certificates be held in the Company’s possession until such time as all restrictions applicable to such shares have lapsed. A participant shall forfeit a restricted share award in accordance with the terms of the grant if the restrictions, performance goals and/or conditions established by the Administrator are not attained.

Except as otherwise provided in an award agreement relating to a restricted share award, the holder of such award shall generally have all rights as a Company shareholder during the restricted period, including, but not limited to, voting rights and the right to receive dividends applicable to all holders of common stock. Notwithstanding the preceding sentence, any dividends declared during the restricted period with respect to the restricted share award shall only become payable if (and to the extent) the underlying restricted shares vest.

Restricted Stock Units

The Administrator may, in its discretion, grant restricted stock units to participants, either alone or in addition to other awards granted under the Plan, providing the right to receive one share of common stock or, in lieu thereof and to the extent provided in the applicable award agreement, the cash equivalent of the fair market value of a share of common stock, or a combination thereof, on the date or upon the occurrence of one or more events specified in the award agreement, including the attainment of applicable performance goals.

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AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

Each restricted stock unit award shall be evidenced by an award agreement that shall specify the restricted period(s), the number of restricted stock units to be awarded, the price (if any) to be paid by the participant to acquire such restricted stock units, the period of time prior to which restricted stock units become vested and free of restrictions on transfer, the performance goals (if any) upon whose attainment the restricted period shall lapse in part or full, and such other restrictions, terms and conditions as the Administrator determines. At the expiration of the restricted period, restricted stock units may, in the Company’s sole discretion, be issued in uncertificated form. Restricted stock units are similar to restricted stock except that no shares of common stock are actually awarded to the participant on the grant date of the restricted stock units. A participant shall forfeit a restricted stock unit award in accordance with the terms of the grant if the restrictions, performance goals and/or conditions established by the Administrator are not attained.

The holder of a restricted stock unit award shall generally have no rights of a shareholder during the restricted period, including voting or dividend or other distribution rights, with respect to any restricted stock units prior to the date they are settled in shares of common stock, although, to the extent an award agreement provides for dividend-equivalent rights with respect to dividends declared during the restricted period applicable to a grant of restricted stock units, any amount payable in respect of such dividend-equivalent rights will be payable only at the time (and to the extent) the shares underlying such restricted stock units are delivered to the participant.

Other Share-Based Awards

Subject to the limits described in the Plan, and in addition to the awards described above, the Administrator may issue other share-based awards, either alone or in addition to other awards (other than in connection with options and SARs), as it determines to be in the best interests of the Company. Subject to the provisions of the Plan, the Administrator may determine the individuals to whom and the times at which such other share-based awards shall be granted, the number of shares of common stock to be granted pursuant to such other share-based awards, the manner in which such other share-based awards shall be settled (e.g., in shares of common stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such other share-based awards (which may include achievement of performance goals) and all other terms and conditions of such other share-based awards.

Any dividend or dividend equivalent awarded in connection with such other share-based award shall be subject to the same conditions, restrictions and risks of forfeiture as the underlying awards to which they relate, and shall only become payable if (and to the extent) the underlying awards vest.

Share Bonuses

The Administrator may grant bonuses payable in fully vested shares of common stock, and the shares constituting such share bonuses shall be delivered to participants as soon as practicable after the date on which such bonuses are payable.

Cash Awards

The Administrator may grant awards that are payable solely in cash and subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion. Cash awards may be granted with value and payment contingent upon the achievement of performance goals.

Transfer of Awards

Generally, no award under the Plan may be transferred, except as provided in an award agreement or with prior written consent of the Administrator.

Amendment and Termination

The Board can amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a participant without the participant’s consent. The Board will obtain approval of the Company’s stockholders as required to comply with applicable law or the rules of any stock exchange on which the Company’s common stock is listed. The Administrator may amend the terms of any award granted, provided that no such amendment shall materially impair the rights of any participant under the Plan without the participant’s consent.

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AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

Change in Control

Unless otherwise determined by the Administrator and evidenced in an award agreement, in the event that a Change in Control (as defined in the Plan) occurs and either (i) an outstanding award is not assumed or substituted in connection with the Change in Control, or (ii) an outstanding award is assumed or substituted in connection therewith but the participant’s employment is terminated by the Company (or its successor or affiliate) without Cause or by the participant for Good Reason (each as defined in the Plan) within twenty-four (24) months after the Change in Control, then: (1) any unvested or unexercisable portion of any award carrying a right to exercise shall become fully vested and exercisable, and (2) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an award granted will lapse and such awards will be deemed fully vested, and any performance conditions on the award will be deemed achieved at target performance levels.

Notwithstanding the foregoing, the Administrator may accelerate the vesting of or waive restrictions on Awards in whole or in part at any time, for any reason. If the Administrator decides to accelerate the vesting of options and/or SARs in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all options and/or SARs outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

An outstanding award shall be considered to be assumed or substituted for if, following the Change in Control, the award remains subject to the same terms and conditions that were applicable to the award immediately prior to the Change in Control except that, if the award related to shares, the award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion).

Clawback; Applicable Policies

Any award subject to recovery under any law, government regulation, stock exchange listing requirement, award agreement or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant thereto (or any award agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise). All awards issued under the Plan are also subject to the terms of the Company’s insider trading policy and/or share ownership guidelines, if any, in each case as may exist from time to time.

Federal Income Tax Effects

The federal income tax consequences applicable to the Company and grantees in connection with awards under the Plan are complex and depend, in large part, on the surrounding facts and circumstances. Under current federal income tax laws, a participant will generally recognize income, and the Company will be entitled to a deduction, with respect to awards under the Plan as follows:

•

Incentive Stock Options. The grant of an ISO will not result in any immediate tax consequences to the Company or the optionee. An optionee will not realize taxable income, and the Company will not be entitled to any deduction, upon the timely exercise of an ISO, but the excess of the fair market value of the common stock acquired over the exercise price will be an item of tax preference for purposes of the alternative minimum tax. If the optionee does not dispose of the common stock acquired within one year after its receipt (or within two years after the date the option was granted), the gain or loss realized on the subsequent disposition of the common stock will be treated as long-term capital gain or loss and the Company will not be entitled to any deduction. If the optionee disposes of the common stock acquired less than one year after its receipt (or within two years after the option was granted), the optionee will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the common stock acquired on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of any gain realized. Upon such a disqualifying disposition, the Company will be entitled to a deduction in the same amount and at the same time as the optionee realizes such ordinary income. Any amount realized by the optionee in excess of the fair market value of the common stock on the date of exercise will be taxed to the optionee as capital gain.

•

Nonqualified Stock Options and SARs. The grant of a Nonqualified Stock Option or SAR will not result in any immediate tax consequences to the Company or the grantee. Upon the exercise of a Nonqualified Stock Option

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AGENDA ITEM 3: RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN (continued)

or SAR, the grantee will generally realize ordinary income equal to the excess of the fair market value of the common stock acquired over the exercise price or base price, as the case may be. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

•

Restricted Share Awards. A grantee generally will not realize taxable income upon an award of restricted share awards. However, a grantee who receives restricted shares will realize as ordinary income at the time of the lapse of the restrictions an amount equal to the fair market value of the common stock at the time of such lapse. Alternatively, and if permitted by the Administrator, a grantee may elect to realize ordinary income on the date of receipt of the restricted shares. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

•

Restricted Stock Units. A grantee generally will not realize taxable income upon an award of restricted stock units. A grantee will recognize ordinary income in the year in which the shares or cash equivalent subject to the awards are actually issued (or the amount of cash paid) to the grantee, in an amount equal to the fair market value of the shares on the issuance date and/or the amount of any cash payable on the payment date (and subject to income tax withholding in respect of an employee).

•

Other Share-Based Awards. A grantee who receives other share-based awards will realize as ordinary income at the time of the lapse of the restrictions (or, in the case of phantom stock awards, at the time of delivery) an amount equal to the fair market value of the common stock or cash delivered of such lapse. The Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

•

Share Bonuses and Cash Awards. A grantee who receives a share bonus or a cash award will realize as ordinary income an amount equal to the fair market value of the common stock or cash delivered, and the Company will be entitled to a deduction at the same time as, and in an amount equal to, the income realized by the grantee.

•

Code Section 409A. To the extent that any award under the Plan is or may be considered to involve a nonqualified deferred compensation plan or deferral subject to Code Section 409A, the terms and administration of such award shall comply with the provisions of such section and final regulations issued thereunder.

✓	AGENDA ITEM 3 : RESOLUTION TO APPROVE THE DUPONT 2020 EQUITY AND INCENTIVE PLAN The Board of Directors recommends that you vote FOR this resolution.

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AGENDA ITEM 4: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

RESOLVED, that the appointment of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for 2020, made by the Audit Committee with the concurrence of the Board, is hereby ratified.

Appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Board concurs with, and recommends that stockholders ratify, the Audit Committee’s appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. The appointment of PricewaterhouseCoopers LLP by the Audit Committee, on December 13, 2018, as the independent registered public accounting firm for the fiscal year ended December 31, 2019, was ratified by the Company’s stockholders on June 25, 2019.

As part of the Merger Transaction, Historical Dow was determined to be the accounting acquirer and, as a result, Deloitte & Touche LLP, Historical Dow’s auditor, was appointed to serve as the independent registered public accounting firm for the years ended December 31, 2018 and December 31, 2017. In connection with the Dow Spin-Off, Deloitte & Touche LLP was retained as the independent auditor of Dow Inc. and effectively did not stand for re-election for 2019.

The audit report of Deloitte & Touche LLP on the consolidated financial statements of the Company for the fiscal years ended December 31, 2018 and December 31, 2017 appearing in the Company’s annual reports on Form 10-K for the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the Company’s fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, there were no disagreements between the Company and Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure (within the meaning of Item 304(a)(1)(iv) of Regulation S-K) and there were no reportable events (as defined by Item 304(a)(1)(v) of Regulation S-K).

PricewaterhouseCoopers LLP served as the independent registered public accounting firm for the fiscal year ended December 31, 2019. PricewaterhouseCoopers LLP, as the registered public accounting firm for the audit of Historical EID, participated in a portion of the audit of the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2018 and December 31, 2017. During the fiscal years ended December 31, 2019, December 31, 2018 and December 31, 2017, other than in the normal course of the audit, the Company did not consult with PricewaterhouseCoopers LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.

Audit Committee Process

Before making its determination on appointment, the Audit Committee carefully considers the qualifications and competence of candidates for the independent registered public accounting firm. For PricewaterhouseCoopers LLP, this has included a review of its performance in prior years, its independence and processes for maintaining independence, the results of the most recent internal quality control review or Public Company Accounting Oversight Board inspection, the key members of the audit engagement team, the firm’s approach to resolving significant accounting and auditing matters including consultation with the firm’s national office, as well as its reputation for integrity and competence in the fields of accounting and auditing. The Audit Committee is responsible for the audit fee negotiations with PricewaterhouseCoopers LLP and the Audit Committee is directly involved in the selection of the lead engagement partner in conjunction with the mandated rotation of this position. Additional information may

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AGENDA ITEM 4: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

be found in the Audit Committee Report on page 73 of the Proxy Statement and in the Audit Committee Charter available on the Company’s website at www.dupont.com/investors/corporate-governance.

Representatives of PricewaterhouseCoopers LLP will attend and be available to answer stockholder questions at the 2020 Meeting. PricewaterhouseCoopers LLP may make a statement at the 2020 Meeting if they wish.

In the event that the selection of PricewaterhouseCoopers LLP is not ratified by stockholders, the Audit Committee will take that into account in connection with any future decisions as to the selection of a firm to serve as the Company’s auditors, although by law the Audit Committee has final authority over the determination of whether to retain PricewaterhouseCoopers LLP or another firm at any time.

Audit Committee Pre-Approval Policy

To assure that the audit and non-audit services performed by the independent registered public accounting firm do not impair its independence in appearance or in fact, the Audit Committee has established policies and procedures requiring its pre-approval of all such services and associated fees.

The independent registered public accounting firm submits a report annually regarding the audit, audit-related, tax and other services it expects to render in the following year and the associated, forecasted fees to the Audit Committee for its approval. Audit services include the audit of the Company’s Consolidated Financial Statements, separate audits of its subsidiaries, services associated with regulatory filings and attestation services regarding the effectiveness of the Company’s internal controls over financial reporting. Audit-related services are assurance services that are reasonably related to the audit of the Company’s Consolidated Financial Statements or services traditionally provided by the independent registered public accounting firm. Audit-related services include employee benefit plan audits; audits of carve-out financial statements related to divestitures; due diligence services regarding potential acquisitions or dispositions, including tax-related due diligence; internal control reviews and recommendations on internal control requirements, excluding those that are part of the financial statement audit; and agreed-upon or expanded audit procedures related to regulatory requirements. Tax services include selected tax compliance services, advice and recommendation with respect to issues such as tax audits and appeals, restructurings, mergers and acquisitions, and assistance regarding appropriate handling of items on the returns, required disclosures, elections and filing positions available to the Company. Other services include non-financial attestation, assessment and advisory services. The Audit Committee may delegate to one or more members, the authority to grant specific pre-approvals under this policy provided that any pre-approvals so made shall be reported to the full Audit Committee at its next meeting.

If a service has not been included in the annual pre-approval process, it must be specifically pre-approved by the Audit Committee. In situations where the cost of services is likely to exceed the approved fees, excluding the impact of currency, specific pre-approval is required. Requests for specific pre-approvals will be considered by the full Audit Committee. If that is not practical, then the Chair may grant specific pre-approvals when the estimated cost for the service or the increase in fees for a previously pre-approved service does not exceed $500,000. Any such pre-approvals are reported to the full Audit Committee at its next meeting.

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AGENDA ITEM 4: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued)

Independent Registered Public Accounting Firm Fees

The Audit Committee pre-approved all services rendered by and associated fees paid to the Company’s independent public accounting firm which was PricewaterhouseCoopers LLP for fiscal year ended December 31, 2019, and Deloitte & Touche LLP for the fiscal year ended December 31, 2018:

Type of Fees
	PricewaterhouseCoopers LLP DuPont 2019*	Deloitte & Touche LLP DowDuPont 2018*
	$ in thousands	$ in thousands
Audit Fees (a)	$ 33,845	$ 29,614
Audit-Related Fees (b)	7,640	7,773
Tax Fees (c)	4,380	644
All Other Fees	540(d)	4,433(e)

TOTAL	$ 46,405	$ 42,464

*

PricewaterhouseCoopers LLP 2019 fees include audit, audit-related and tax fees related to the separation of the materials science business on April 1, 2019 and of the agriculture business on June 1, 2019, as well as fees billed to Historical EID and Dow prior to the Distributions. Deloitte & Touche LLP 2018 fees include audit, audit-related and tax fees billed by Deloitte & Touche LLP to Historical Dow.

(a)

The aggregate fees billed are for the integrated audit of the Company’s annual financial statements and internal control over financial reporting, the reviews of the financial statements in quarterly reports on Form 10-Q, comfort letters, consents, statutory audits, and other regulatory filings.

(b)

The aggregate fees billed are primarily for audits of carve-out financial statements, assessment of controls relating to outsourced services, services supporting divestiture activities and agreed-upon procedures engagements. In addition, fees of $347 related to employee benefit plan audits rendered to and paid for by the benefit plans and not the Company which were not subject to the pre-approval policy.

(c)

PricewaterhouseCoopers LLP 2019 aggregate tax fees billed are primarily for tax compliance, tax audit assistance, and consultation and advice on business tax matters, including preparation of expatriate tax returns for Dow employees until the separation of the materials science business on April 1, 2019. Deloitte & Touche LLP 2018 aggregate tax fees billed are primarily for the preparation of expatriate employees’ tax returns for certain employees of Historical Dow until the separation of the materials science business on April 1, 2019.

(d)	The aggregate fees billed are for miscellaneous consulting services.

(e)	The aggregate fees billed are for consulting work completed for Historical EID.

✓	AGENDA ITEM 4: RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM The Board of Directors recommends that you vote FOR this agenda item.

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AUDIT COMMITTEE REPORT

The Audit Committee operates pursuant to a charter that is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx. All references to Committee in this report refer to the Audit Committee.

The Audit Committee of the Board is comprised entirely of independent directors who meet the independence, experience and other qualification requirements of the New York Stock Exchange (“NYSE”) and the Company. The Board has determined that all of the Committee members are financially literate and that Terrence M. Curtin, Eleuthère I.du Pont, Luther C. Kissam and Steven M. Sterin are audit committee financial experts as defined by the applicable standards.

The Audit Committee held seven meetings during 2019. Four meetings were regularly scheduled meetings that included separate executive sessions of the Committee with the lead client service partner of the independent registered public accounting firm, the internal auditor, the general counsel, management and among the Committee members themselves. Three meetings were conference calls related to the Company’s earnings announcements and periodic filings. Numerous other informal meetings and communications among various Committee members, the independent registered public accounting firm, the internal auditor and/or members of the Company’s management also occurred.

On behalf of the Board, the Committee oversees the Company’s financial reporting process and its internal control over financial reporting, areas for which management has the primary responsibility. The independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States and for issuing its report on the Company’s internal control over financial reporting.

In this context, the Committee has reviewed and discussed with management and the independent registered public accounting firm the audited financial statements and the quarterly unaudited financial statements, matters relating to the Company’s internal control over financial reporting and the processes that support certifications of the financial statements by the Company’s Chief Executive Officer and Chief Financial Officer.

Among other items, the Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the standards of the Public Company Accounting Oversight Board. The Committee has received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. In addition, the Committee has received written materials addressing the independent registered public accounting firm’s internal quality control procedures and other matters as required by the NYSE listing standards.

Further, the Committee pre-approves and reviews audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm to the Company and the related fees for such services pursuant to the Pre-Approval Policy. The Committee has pre-approved all services provided and fees charged by the independent registered public accounting firm to the Company and has concluded that such services are compatible with the auditors’ independence.

Relying on the reviews and discussions referred to above, the Committee recommended to the Board, and the Board approved, that the audited financial statements and management’s report on internal control over financial reporting be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the U.S. Securities and Exchange Commission. The Committee has also selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company and its subsidiaries for 2020. The Board has concurred with that selection and has presented the matter to the stockholders of the Company for ratification.

This report is submitted by the Audit Committee.

Amy G. Brady

Ruby R. Chandy

Terrence R. Curtin

Eleuthère I. du Pont

Luther C. Kissam

Steven M. Sterin (Chair)

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AGENDA ITEM 5: STOCKHOLDER PROPOSAL — MODIFICATION OF THRESHOLD FOR CALLING SPECIAL STOCKHOLDER MEETINGS

Mr. Kenneth Steiner, 14 Stoner Avenue, 2M, Great Neck, NY, 11021, who represents that he owns no less than 300 shares of the Company’s common stock, is the proponent of the following proposal. The proponent has advised us that a representative will present the proposal and related supporting statement at the Annual Meeting.

Proposal 5—Shareholder Right to Call a Special Meeting

Resolved, Shareowners ask our board to take the steps necessary (unilaterally if possible) to amend our bylaws and each appropriate governing document to give holders in the combined total of 10% of our outstanding common stock the power to call a special shareowner meeting. This proposal does not impact our board’s current power to call a special meeting.

Special shareholder meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings. This proposal topic won more than 70%-support at Edwards Lifesciences and SunEdison. This proposal topic, sponsored by William Steiner, also won 78% support at a Sprint annual meeting with 1.7 Billion yes-votes.

Nuance Communications (NUAN) shareholders gave 94%-support to a 2018 shareholder proposal calling for 10% of shareholders to call a special meeting.

Please vote yes:

Shareholder Right to Call a Special Meeting

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this proposal.

The Company’s Bylaws currently provide that special meetings of stockholders may be called either by the Board or by the Chairman of the Board or the Secretary at the request in writing of stockholders of the Company holding at least 25% of the outstanding stock of the Company entitled to vote on the matter or matters to be brought before the proposed special meeting. The Board believes that the current threshold for calling a special stockholders’ meeting is a reasonable and meaningful threshold and that the lower threshold called for by the proponent’s one-size-fits-all approach would be detrimental to the Company’s stockholders as a whole.

Special meetings are an important protection for all stockholders, and should be used appropriately to represent the interest of many, rather than to benefit few. At 10%, as few as two stockholders could call a special meeting. Lowering the threshold would enable a small number of stockholders to call a special meeting on a subject that may be of little or no interest to most stockholders, and preparing for the special meeting would consume valuable Company resources that would be better spent elsewhere. The costs and burdens of decreasing the special meeting threshold outweigh its benefits.

More importantly, perhaps, the rationale for special stockholder meetings is not supported by lowering the threshold from 25% to 10%. Special stockholder meetings should be reserved for those matters of such importance that they cannot, and should not, wait until the next Annual Meeting of Stockholders. Matters of such utmost importance and urgency would necessarily be supported by 25% of stockholders. Lowering the threshold would not advance the purpose of special meetings, and if used improperly, would be costly, time-consuming, and disruptive to the Company.

The Board may, in furtherance of its fiduciary obligations, call special meetings of the stockholders. This provides an added measure of confidence for stockholders that special meetings, when in the best interests of stockholders as a

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AGENDA ITEM 5: STOCKHOLDER PROPOSAL — MODIFICATION OF THRESHOLD FOR CALLING SPECIAL STOCKHOLDER MEETINGS (continued)

whole, will be convened. The Board also believes that the Company’s current robust governance policies and practices provide stockholders with numerous avenues to voice their opinions and ensure Board accountability and responsiveness to stockholder feedback. These avenues include the following:

•

Stockholders and other interested parties may communicate directly with the Board, the Executive Chairman, the lead independent director or other outside directors in writing to such parties in care of the Secretary of the Company.

•	Directors are elected annually by stockholders and by a majority of votes cast. Directors not elected by a majority of votes cast are subject to the Company’s resignation policy.

•	Eligible stockholders are able to nominate directors through proxy access.

•	Stockholders have the right to submit proposals for inclusion in the Company’s proxy statement for consideration at an annual meeting (subject to the regulations of the SEC).

•	Stockholders have the opportunity to vote annually on the advisory “say on pay” vote on executive compensation.

•	There are no supermajority voting provisions in the Company’s charter or Bylaws.

The Board believes that the current Bylaws strike the proper balance between the interest of stockholders to call special meetings to address critical issues on an expedited basis and the potential for additional cost and disruption that is associated with such meetings. The Board further believes that the Company’s current corporate governance policies and practices provide stockholders with significant ability to raise important matters with the Board and management in a manner tailored to the Company’s particular ownership composition without the cost and disruption associated with special meetings.

☒	AGENDA ITEM 5: STOCKHOLDER PROPOSAL – MODIFICATION OF THRESHOLD FOR CALLING SPECIAL STOCKHOLDER MEETINGS The Board of Directors recommends that you vote AGAINST this proposal.

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AGENDA ITEM 6: STOCKHOLDER PROPOSAL — EMPLOYEE BOARD ADVISORY POSITION

The International Brotherhood of DuPont Workers, P.O. Box 10, Waynesboro, VA 22980, owner of 45 shares of the Company’s common stock, is the proponent of the following proposal. The proponent has advised us that a representative will present the proposal and related supporting statement at the Annual Meeting.

Stockholder Statement

Resolved: That the stockholders of Dupont, assembled in annual meeting in person and by proxy, hereby request that the Board of Directors give consideration to this proposal by the International Brotherhood of Dupont Workers, after taking into account the wishes of a vote of the stockholders, to the creation of an advisory position to the Board of Directors and such advisory position to be filled by a current Dupont wage roll employee who is serving as a representative of the employees at his or her plant site.

Stockholders’ Statement:

At present, the Board is primarily made up of individuals who, other than its Chief Executive Officer, serve or formerly served as high ranking corporate officers for other companies.

What they are all lacking, however, is what this proposal would offer—the experience of a Dupont wage roll employee, someone who is actually working in one of their factories and, as a representative of employees, is familiar with many of the “on the floor” issues that impact the success of the company—issues such as safety for those working at the plant, environmental concerns for the surrounding communities, worker motivation, and the like.

This employee would be able to advise the Board with knowledge and insight that is not now present on the Board, with the result that the Board could make more informed decisions that result in a substantial benefit to the Company.

Company’s Statement and Recommendation

The Board recommends a vote AGAINST this proposal.

The Board has open access to management of the Company on all issues affecting the business, its employees, and the communities in which it operates. The Board agrees that the safety and environmental impact of its operations are critical to stakeholders. As such, one of the Company’s core values focuses on protecting the safety and health of the Company’s employees, contractors and the communities in which the Company operates. In addition, recognizing the importance of increasing the sustainability profile throughout its operations, in October 2019, the Company adopted nine 2030 Sustainability Goals.

The Company’s business operations are also subject to extensive federal and state safety laws and regulations, and the Company currently has in place extensive systems and procedures designed to ensure continuous improvement in the Company’s safety performance. The Board has established a committee dedicated to corporate responsibility, safety and sustainability matters. The Environment, Health, Safety & Sustainability Committee (the “EHS&S Committee”) is charged with assisting the Board of Directors in fulfilling its oversight responsibilities in the assessment of effectiveness of programs and initiatives that support the Company’s corporate responsibility and public reputation, including the Company’s public policy, environment, health and safety and sustainability (“EHS&S”) policies and programs. The EHS&S Committee reviews and provides input to management regarding current and emerging EHS&S issues and reports to the Board of Directors on EHS&S matters affecting the Company. Our directors, both through the EHS&S Committee as well as the full Board, have access to members of management who are responsible for safety and process safety management. Executive responsibility for sustainability performance and safety sits with the Chief Technology and Sustainability Officer, who reports directly to the Chief Executive Officer and the EHS&S Committee. Members of management also assist in planning the

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AGENDA ITEM 6: STOCKHOLDER PROPOSAL — EMPLOYEE BOARD ADVISORY POSITION (continued)

EHS&S Committee meeting agendas, routinely attend EHS&S Committee meetings and present safety metrics, safety reports and critical data to the directors. The EHS&S Committee also reviews root cause learnings shared from major incidents. Members of the Board visit our plants, tour the facilities and speak to plant leaders, particularly with regard to safety practices.

Given that the Company has extensive safety and sustainability programs and initiatives in place and that the Board and the EHS&S Committee have open access to management on such topics, creating an advisory position to the Board is not necessary or efficient.

☒	AGENDA ITEM 6: STOCKHOLDER PROPOSAL – EMPLOYEE BOARD ADVISORY POSITION The Board of Directors recommends that you vote AGAINST this proposal.

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ADDITIONAL INFORMATION

Future Stockholder Proposals

If you satisfy the requirements of the rules and regulations of the SEC and wish to submit a proposal to be considered for inclusion in the Company’s proxy materials for the 2021 Annual Meeting of Stockholders of DuPont de Nemours, Inc. (“2021 Meeting”), pursuant to Rule 14a-8, please send it to the Office of the Corporate Secretary. Under SEC Exchange Act Rule 14a-8, these proposals must be received no later than the close of business on December 10, 2020.

Future Annual Meeting Business

Under the Company’s Bylaws, if you wish to raise items of proper business directly at an annual meeting, including director nominations outside of the proxy access process, other than stockholder proposals presented under Rule 14a-8 for inclusion in the Company’s proxy materials, you must give advance written notification to the Office of the Corporate Secretary. For the 2021 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on December 10, 2020, and the close of business on January 11, 2021. However, as provided in the Bylaws, different deadlines apply if the 2021 Meeting is called for a date that is not within 30 days before or after the anniversary of the 2020 Meeting; in that event, written notice must be received by the Office of the Corporate Secretary no earlier than the close of business on the 120th day prior to the 2021 Meeting and no later than the close of business on the later of the 90th day prior to the 2021 Meeting or the 10th day following the date on which public disclosure of the date of such meeting is first made by the Company. Such notices must comply with the procedural and content requirements of the Bylaws. If notice of a matter is not received within the applicable deadlines or does not comply with the Bylaws, the chair of the annual meeting may refuse to introduce such matter. If a stockholder does not meet these deadlines or, does not satisfy the requirements of Rule 14a-4 of the Exchange Act, the persons named as proxies will be allowed to use their discretionary voting authority when and if the matter is raised at the annual meeting. The full text of the Bylaws is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx.

Future Director Nominees through Proxy Access

Under the Company’s Bylaws, if you wish to nominate a director through proxy access, you must give advance written notification to the Office of the Corporate Secretary. For the 2021 Meeting, written notice must be received by the Office of the Corporate Secretary between the close of business on November 10, 2020, and the close of business on December 10, 2020. Such notices must comply with the procedural and content requirements of the Bylaws. The full text of the Bylaws is available at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx.

Multiple Stockholders with the Same Address

The SEC’s “householding” rules permit us to deliver only one notice or set of proxy materials to stockholders who share an address unless otherwise requested. This practice is designed to reduce printing and postage costs. If you are a registered stockholder and share an address with another stockholder and have received only one notice or one set of proxy materials, you may request a separate copy of these materials, and future materials, at no cost to you by writing to the Office of the Corporate Secretary. Alternatively, if you are currently receiving multiple copies of the notice or the proxy materials at the same address and wish to receive a single copy in the future, you may contact the Office of the Corporate Secretary. If you hold your stock with a bank or broker, you may revoke your consent to householding at any time by contacting Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717, or by calling 1-866-540-7095. If you are a registered stockholder receiving multiple copies at the same address or if you have a number of accounts at a single brokerage firm, you may submit a request to receive a single copy in the future by contacting the Office of the Corporate Secretary. If you hold your stock with a bank or broker, contact Broadridge Financial Solutions Inc. at the address and telephone number provided above. The Company will promptly deliver to a stockholder who received one copy of proxy materials as the result of householding, a copy of the materials upon the stockholder’s written or oral request to the Office of the Corporate Secretary.

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ADDITIONAL INFORMATION (continued)

Electronic Delivery of Proxy Materials

Stockholders may request proxy materials be delivered to them electronically in 2021 by visiting https://enroll.icsdelivery.com/dd. This results in faster delivery of the documents and significant savings to the Company by reducing printing and mailing costs.

Copies of Proxy Materials and Annual Report

The Notice and Proxy Statement and Annual Report are posted on DuPont’s website at https://www.investors.dupont.com/investors/dupont-investors/filings-and-reports/default.aspx. and at www.proxyvote.com.

Copies of Corporate Governance Documents

The Certificate of Incorporation, Bylaws, Corporate Governance Guidelines, Director Code of Conduct, Code of Financial Ethics, board committee charters and other governance documents are posted on DuPont’s website at https://www.investors.dupont.com/investors/dupont-investors/corporate-governance/default.aspx. Stockholders may receive printed copies of each of these documents without charge by contacting the Office of the Corporate Secretary, 974 Centre Road, CRP Building 730, Wilmington, DE 19805.

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APPENDIX A

NON-GAAP RECONCILIATION

Overview

Historical Dow was determined to be the accounting acquirer in the Merger Transaction and as a result, Historical EID’s assets and liabilities were reflected at fair value as of the close of the Merger Transaction. In connection with the Dow Spin-Off and Corteva Spin-Off, the historical results of Dow and Corteva for the applicable periods prior to the Dow Spin-Off and Corteva Spin-Off are reflected as discontinued operations in DuPont’s consolidated financial statements.

The unaudited pro forma financial information (discussed below) included herein include costs previously allocated to the materials science and agriculture businesses that did not meet the definition of expenses related to discontinued operations in accordance with Financial Accounting Standards Codification 205, “Presentation of Financial Statements” (“ASC 205”) and thus are reflected in the Company’s results of continuing operations. A significant portion of these costs relate to Historical Dow and consist of leveraged services provided through service centers, as well as other corporate overhead costs related to information technology, finance, manufacturing, research & development, sales & marketing, supply chain, human resources, sourcing & logistics, legal and communications, public affairs & government affairs functions. These costs are no longer incurred by the Company following the Distributions.

The historical financial information presented herein has been retroactively adjusted to reflect the Reverse Stock Split for all periods presented.

Unaudited Pro Forma Financial Information

In order to provide the most meaningful comparison of results of operations and results by segment, supplemental unaudited pro forma financial information has been prepared. The unaudited pro forma financial information (the “pro forma financial statements”) is derived from DuPont’s Consolidated Financial Statements and accompanying notes, adjusted to give effect to certain events directly attributable to the Distributions and Financings (as defined below). In contemplation of the Distributions and to achieve the respective credit profiles of each of DuPont, Dow, and Corteva, in the fourth quarter of 2018, DowDuPont consummated a public underwritten offering of eight series of senior unsecured notes (the “2018 Senior Notes”) in the aggregate principal amount of $12.7 billion and entered into a term loan agreement consisting of two term loan facilities (the “Term Loan Facilities”) in the aggregate principal amount of $3.0 billion. In May 2019, the funds from the Term Loan Facilities were drawn, along with the issuance of approximately $1.4 billion in commercial paper (the “Funding CP Issuance” together with the 2018 Senior Notes and Term Loan Facilities, the “Financings”). The net proceeds from the Financings together with cash from operations were used to fund cash contributions to Dow and Corteva, and DowDuPont’s $3.0 billion share repurchase program which was completed in the first quarter of 2019 (the “Share Repurchase Program”).

The pro forma financial statements were prepared in accordance with Article 11 of Regulation S-X. The historical consolidated financial information has been adjusted to give effect to pro forma events that are (1) directly attributable to the Distributions and the Financings (collectively the “Transactions”), (2) factually supportable and (3) with respect to the Consolidated Statements of Operations, expected to have a continuing impact on the results. The unaudited pro forma Statements of Operations for the years ended December 31, 2019 and 2018 and for three months ended December 31, 2018 give effect to the pro forma events as if they had been consummated on January 1, 2018. There were no pro forma adjustments for the three months ended December 31, 2019.

Restructuring or integration activities or other costs following the Distributions that may be incurred to achieve cost or growth synergies of DuPont are not reflected. The pro forma financial statements provide shareholders with summary financial information and historical data that is on a basis consistent with how DuPont reports current financial information.

The pro forma financial statements were prepared for informational purposes only, and do not purport to represent what DuPont’s results of operations or financial position would have been had the Transactions occurred on the dates indicated, nor do they purport to project the results of operations or financial position for any future period or as of any future date.

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The pro forma financial statements referenced are included in the Company’s Form 8-K furnished with the SEC on January 30, 2020 and in the Company’s Form 10-K filed with the SEC on February 14, 2020.

Non-GAAP Financial Measures

The below includes information that does not conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”) and are considered non-GAAP measures. Management uses these measures internally for planning, forecasting and evaluating the performance of the Company, including allocating resources. DuPont’s management believes these non-GAAP financial measures are useful to investors because they provide additional information related to the ongoing performance of DuPont to offer a more meaningful comparison related to future results of operations. These non-GAAP financial measures supplement disclosures prepared in accordance with U.S. GAAP, and should not be viewed as an alternative to U.S. GAAP. Furthermore, such non-GAAP measures may not be consistent with similar measures provided or used by other companies. Definitions and reconciliations for these non-GAAP measures to U.S. GAAP are provided below.

Pro forma adjusted earnings per common share from continuing operations – diluted (“Pro forma adjusted EPS”), is defined as pro forma earnings per common share from continuing operations – diluted, excluding the after-tax impact of significant items, after-tax impact of amortization expense associated with intangibles acquired as part of the Merger Transaction, after-tax impact of non-operating pension / other post employment benefits (“OPEB”) benefits / charges and the after-tax impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations. Although amortization of Historical EID intangibles acquired as part of the Merger Transaction is excluded from this non-GAAP measure, management believes it is important for investors to understand that such intangible assets contribute to revenue generation. Amortization of intangible assets that relate to past acquisitions will recur in future periods until such intangible assets have been fully amortized. Any future acquisitions may result in amortization of additional intangible assets.

Pro forma operating EBITDA, is defined as earnings (i.e. pro forma income (loss) from continuing operations before income taxes) before interest, depreciation, amortization, non-operating pension / OPEB benefits / charges, and foreign exchange gains / losses, excluding the impact of costs historically allocated to the materials science and agriculture businesses that did not meet the criteria to be recorded as discontinued operations and adjusted to exclude significant items.

Significant items are items that arise outside the ordinary course of the Company’s business that management believes may cause misinterpretation of underlying business performance, both historical and future, based on a combination of some or all of the item’s size, unusual nature and infrequent occurrence. Management classifies as significant items certain costs and expenses associated with integration and separation activities related to transformational acquisitions and divestitures as they are considered unrelated to ongoing business performance.

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Significant Items Impacting Results(1)

In millions, except per share amounts (unaudited)	Net Income(2)		EPS-DILUTED(3)

TWELVE MONTHS ENDED DECEMBER 31,	2019	2 018	2019	2018
Pro forma results (GAAP):	$(552)	$198	$(0.74)	$0.23
-Significant Items:
Merger-related inventory step-up amortization	-	(66)	-	(0.09)
Net loss on divestitures and changes in joint venture ownership	-	(36)	-	(0.05)
Integration and separation costs	(895)	(1,158)	(1.21)	(1.49)
Income tax related item	(128)	(215)	(0.17)	(0.28)
Goodwill impairment charge	(1,173)	-	(1.57)	-
Restructuring and asset-related charges - net	(242)	(121)	(0.32)	(0.16)
Net charge related to a joint venture	(158)	-	(0.21)	-
Total significant items	$(2,596)	$(1,596)	$(3.48)	$(2.07)
- Merger related amortization of intangibles	(660)	(641)	(0.88)	(0.83)
- Non-op pension / OPEB benefit	67	80	0.08	0.10
- Costs historically allocated to the materials science and agriculture businesses	(197)	(804)	(0.26)	(1.04)
Adjusted pro forma results (Non-GAAP)	$2,834	$3,159	$3.80	$4.07

(1)

See Note 24 to the Consolidated Financial Statements contained in the Company’s 2019 Annual Report on Form 10-K and the schedules to the Form 8-K furnished with the SEC on January 30, 2020 for additional information related to significant items impacting results.

(2)

Pro forma “Net (loss) income from continuing operations available for DuPont common shareholders.” The income tax effect on significant items is calculated based upon the enacted tax laws and statutory income tax rates applicable in the tax jurisdiction(s) of the underlying non-GAAP adjustment.

(3)	Pro forma “Earnings per common share from continuing operations –diluted.”

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Common Shares – Diluted

U.S. GAAP Share Count

In millions (unaudited)

TWELVE MONTHS ENDED DECEMBER 31,	2019	2018
Weighted average common shares – basic	746.3	767.0
Plus: Dilutive effect of equity compensation plans	-	4.8
Weighted average common shares – diluted	746.3	771.8

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 Reconciliation of “Pro Forma Income from continuing operations, net of tax” to “Pro Forma Operating EBITDA”

In millions (unaudited)

TWELVE MONTHS ENDED DECEMBER 31,	2019	2018

	Pro Forma	Pro Forma
(Loss) Income from continuing operations after income taxes (GAAP)	$(522)	$237
+ Provision for income taxes on continuing operations	170	153
(Loss) Income from continuing operations before income taxes	$(352)	$390
+ Depreciation and amortization	2,066	2,170
- Interest income	55	39
+ Interest expense	697	684
- Non-operating pension/OPEB benefit	74	96
- Foreign exchange gains (losses), net	(110)	(43)
+ Costs historically allocated to the materials science and agriculture businesses	256	1,044
- Adjusted significant items	(2,992)	(1,709)
Pro Forma Operating EBITDA (Non-GAAP)(1)	$5,640	$5,905

(1) 2019 pro forma Operating EBITDA on an adjusted basis is $5,268 million when excluding $372 million related to the HSC joint venture and TCS business.

 Pro Forma Operating EBITDA Margins Calculation

In millions (unaudited)

TWELVE MONTHS ENDED DECEMBER 31,	2019	2018
Net Sales	$21,512	$22,594
Pro Forma Operating EBITDA	$5,640	$5,905
Pro Forma Operating EBITDA Margin	26.2%	26.1%

Pro Forma Operating EBITDA margin is defined as Pro Forma Operating EBITDA as a percentages of net sales.

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APPENDIX B

DUPONT DE NEMOURS, INC.

2020 EQUITY AND INCENTIVE PLAN

Section 1.    Purpose of Plan.

The purposes of this DuPont de Nemours, Inc. 2020 Equity and Incentive Plan (as amended from time to time, the “Plan”) are to (a) provide an additional incentive to selected employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (b) strengthen the commitment of such individuals to the Company and its Affiliates, (c) motivate those individuals to faithfully and diligently perform their responsibilities and (d) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these various purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Share Bonuses, Other Share-Based Awards, Cash Awards or any combination of the foregoing.

Section 2.    Definitions.

For purposes of the Plan, the following capitalized terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, all as are in effect from time to time.

(d) “Authorized Officer” has the meaning set forth in Section 3(c) hereof.

(e) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Share Bonus, Other Share-Based Award or Cash Award granted under the Plan.

(f) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(g) “Base Price” has the meaning set forth in Section 8(b) hereof.

(h) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(i) “Board” means the Board of Directors of the Company.

(j) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(k) “Cash Award” means an Award granted pursuant to Section 12 hereof.

(l) “Cause” shall have the meaning set forth in the Participant’s employment or other agreement with the Company, any Subsidiary or any Affiliate, if any, provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean

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(i) the willful and continued failure of the Participant to perform substantially the Participant’s duties with the Company or any Subsidiary or Affiliate (other than any such failure resulting from incapacity due to physical or mental illness), after a written demand for substantial performance is delivered to the Participant by the employing Company, Subsidiary or Affiliate that specifically identifies the alleged manner in which the Participant has not substantially performed the Participant’s duties, or (ii) the willful engaging by the Participant in illegal conduct or misconduct that is injurious to the Company or any Subsidiary or Affiliate, including any breach of the Company’s Code of Business Conduct or other applicable ethics policy. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

(m) “Change in Capitalization” means any (i) merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(n) “Change in Control” means the first of the following events to occur on or following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person which were acquired directly from the Company or its Affiliates) representing more than thirty percent (30%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation which results in (A) the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, at least sixty percent (60%) of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) the individuals who comprise the Board immediately prior thereto constituting immediately thereafter at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing thirty percent (30%) or more of the combined voting power of the Company’s then outstanding securities; or

(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets (it being conclusively presumed that any sale or disposition is a sale or disposition by the Company of all or substantially all of its assets if the consummation of the sale or disposition is contingent upon approval by the Company’s stockholders unless the Board expressly determines in writing that such approval is required solely by reason of any relationship between the Company and any other Person or an Affiliate of the Company and any other Person), other than a sale or disposition by the Company of all or substantially all of the

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Company’s assets to an entity (i) at least sixty percent (60%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale or disposition and (ii) the majority of whose board of directors immediately following such sale or disposition consists of individuals who comprise the Board immediately prior thereto.

Notwithstanding the foregoing, (x) a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the record holders of the common stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions, and (y) if all or a portion of an Award constitutes deferred compensation under Section 409A of the Code and such Award (or portion thereof) is to be settled, distributed or paid on an accelerated basis due to a Change in Control event that is not a “change in control event” described in Treasury Regulation Section 1.409A-3(i)(5) or successor guidance, if such settlement, distribution or payment would result in additional tax under Section 409A of the Code, such Award (or the portion thereof) shall vest at the time of the Change in Control (provided such accelerated vesting will not result in additional tax under Section 409A of the Code), but settlement, distribution or payment, as the case may be, shall not be accelerated..

(o) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(p) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Unless the Board determines otherwise, the Committee shall be composed entirely of individuals who meet the qualifications of (i) a “non-employee director” within the meaning of Rule 16b-3 and (ii) any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(q) “Common Stock” means the common stock, par value U.S. $0.01 per share, of the Company.

(r) “Company” means DuPont de Nemours, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of “Change in Control” above).

(s) “Disability” has the meaning assigned to such term or an analogous term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability” or an analogous term, then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(t) “Effective Date” has the meaning set forth in Section 19.

(u) “Eligible Recipient” means an employee, director, independent contractor, or natural person consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Share Appreciation Right means an employee, director, independent contractor, or natural person consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code; and provided, further, that an Eligible Recipient of an ISO means an individual who is an employee of the Company, a “parent corporation” (as such term is defined in Section 424(e) of the Code) of the Company or a “subsidiary corporation” (as such term is defined in Section 424(f) of the Code) of the Company.

(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

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(w) “Executive Officer” means an officer of the Company who is subject to the liability provisions of Section 16 of the Exchange Act.

(x) “Exempt Award” means the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An “employment inducement” award as described in the applicable stock exchange listing manual or rules as may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(3) An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(y) “Exercise Price” means, (i) with respect to any Option, the per-share price at which a holder of such Option may purchase Shares issuable upon the exercise of such Option.

(z) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, (or if such date is not a trading day, on the last preceding date on which there was a sale of a share of Common Stock or other security on such exchange), or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share or other security in such over-the-counter market on such day (or, if none, for the last preceding date on which there was a sale of such share or other security in such market).

(aa) “Free Standing Rights” have the meaning set forth in Section 8(a).

(bb) “Good Reason” has the meaning assigned to such term or an analogous term in any employment agreement or severance agreement or plan or Award Agreement.

(cc) “ISO” means an Option intended to be and designated as, and that satisfies the requirements to be, an “incentive stock option” within the meaning of Section 422 of the Code.

(dd) “Nonqualified Stock Option” means an Option that is not designated as an ISO or that otherwise does not satisfy the requirements to be an ISO, as such requirements are set forth in Section 422 of the Code.

(ee) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ff) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(gg) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, any permitted assigns, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

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(hh) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(ii) “Plan” has the meaning set forth in Section 1 hereof.

(jj) “Related Rights” has the meaning set forth in Section 8(a) hereof.

(kk) “Restricted Period” has the meaning set forth in Section 9(a).

(ll) “Restricted Shares” means Shares granted pursuant to Section 9 hereof subject to certain restrictions that lapse at the end of a specified period or periods of time and/or upon attainment of specified performance objectives.

(mm) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a share of Common Stock or the cash equivalent of the Fair Market Value of a share of Common Stock or a combination thereof.

(nn) “Rule 16b-3” has the meaning set forth in Section 3(a).

(oo) “Share Appreciation Right” means the right to receive, upon exercise of the right, the applicable amounts as described in Section 8 hereof.

(pp) “Share Bonus” means a bonus payable in fully vested shares of Common Stock granted pursuant to Section 11 hereof.

(qq) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, amalgamation, consolidation or other reorganization) security.

(rr) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(ss) “Transfer” has the meaning set forth in Section 17 hereof.

Section 3.    Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Awards are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including as applicable (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and the Base Price of each Share Appreciation Right and the purchase price, if any, of any other Award, (iv) the vesting schedule applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including equitable adjustments to performance goals in recognition of unusual or non-recurring events affecting the Company or any Affiliate thereof or the financial statements of the Company or any Affiliate thereof, in response to changes

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in applicable laws or regulations, or to account for items of gain, loss or expense determined to be extraordinary or unusual in nature or infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles);

(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment or service for purposes of Awards granted under the Plan;

(8) to determine the impact of leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, on Awards, both with regard to vesting schedule and termination;

(9) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or qualifying for favorable tax treatment under applicable foreign laws, which rules and regulations may be set forth in an appendix or appendices to the Plan; and

(11) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.

(c) To the extent permitted by Applicable Laws, the Administrator may, by resolution, authorize one or more Executive Officers (each such Executive Officer, an “Authorized Officer”) to do one or both of the following on the same basis as (and as if the Authorized Officer for such purposes were) the Administrator: (i) designate Eligible Recipients to receive Awards and (ii) determine the size and terms and conditions of any such Awards; provided, however, that (1) the Administrator shall not delegate such responsibilities to any Authorized Officer for Awards granted to an Eligible Recipient who is an Executive Officer, a non-employee director of the Company, or a more than 10% Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined in accordance with Section 16 of the Exchange Act, and (B) the resolution providing for such authorization shall set forth the total number of shares of Common Stock the Authorized Officer may grant during any period; provided that no such authorization shall authorize grants of Awards during any calendar year covering shares of Common Stock in excess of 250,000 Shares for any individual or 5,000,000 Shares in the aggregate. The Authorized Officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(d) Subject to Section 5 hereof, the Administrator shall not have the authority to reprice or cancel and regrant any Award at a lower exercise price, Base Price or purchase price or cancel any Award with an exercise price, Base Price or purchase price of less than Fair Market Value in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders. Without limiting any other provisions of the Plan, dividends declared with respect to an Award during the period before the Award has vested shall only become payable to a Participant if (and to the extent) the Shares underlying the Award vest.

(e) Any Award granted hereunder shall provide for a vesting period or performance period, as applicable, of at least one (1) year following the date of grant. Notwithstanding the preceding sentence, Awards representing a maximum of five percent (5%) of the Shares initially reserved for issuance under Section 4(a) hereof may be granted hereunder without any such minimum vesting condition. Notwithstanding the provisions of this Section 3(e), the Administrator may accelerate the vesting of or waive restrictions on Awards in whole or in part at any time, for any reason.

(f) The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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(g) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee.

(h) Unless otherwise accelerated or where an Award Agreement or the Administrator provides for continued vesting after termination of employment, all unvested Awards shall be forfeited upon termination of employment.

(i) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants. No member of the Board or the Committee, nor any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4.    Shares Reserved for Issuance Under the Plan.

(a) The maximum number of shares of Common Stock reserved for issuance under the Plan shall be 24,500,000 shares (subject to adjustment as provided in Section 5 hereof); provided that shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.

(b) Notwithstanding anything in this Plan to the contrary, no individual who is not a non-employee director will be granted Awards covering more than 500,000 shares of Common Stock in the aggregate during any calendar year (subject to adjustment as provided by Section 5 hereof) and no such individual will be granted Cash Awards payable in the aggregate in excess of $10,000,000 during any calendar year.

(c) No individual who is a non-employee director will be granted Awards covering more than 40,000 shares of Common Stock in the aggregate during any calendar year (subject to adjustment as provided by Section 5 hereof); provided that in any event the grant date fair value of Awards granted to a non-employee director shall not exceed $750,000 in the aggregate during any calendar year.

(d) All of the shares of Common Stock available for issuance under the Plan may be made subject to an Award that is an ISO.

(e) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of Shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for Awards under the Plan. Shares that are exchanged by a Participant or withheld by the Company as full or partial payment in connection with the exercise of any Option or Share Appreciation Right under the Plan or the payment of any purchase price with respect to any other Award under the Plan, as well as any Shares exchanged by a Participant or withheld by the Company or any Subsidiary to satisfy the tax withholding obligations related to any Award under the Plan, shall not again be available for subsequent Awards under the Plan, and notwithstanding that a Share Appreciation Right is settled by the delivery of a net number of shares of Common Stock, the full number of shares of Common Stock underlying such Share Appreciation Right shall not be available for subsequent Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for Awards under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan.

Section 5.    Equitable Adjustments.

(a) In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, to prevent the dilution or

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enlargement of the rights of Participants, in (i) the aggregate number of shares of Common Stock reserved for issuance under the Plan and maximum number of shares of Common Stock or cash that may be subject to Awards granted to any Participant in any calendar year, (ii) the kind and number of securities subject to, and the Exercise Price or Base Price of, outstanding Options and Share Appreciation Rights granted under the Plan, and (iii) the kind, number and purchase price of Shares or the amount of cash or amount or type of other property subject to outstanding Restricted Shares, Restricted Stock Units, Share Bonuses or Other Share-Based Awards granted under the Plan; provided, however, that any fractional shares resulting from the adjustment shall be eliminated.

(b) Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or Base Price thereof, if any; provided, however, that if the Exercise Price or Base Price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant.

(c) With respect to ISOs, any adjustment pursuant to this Section 5 shall be made in accordance with the provisions of Section 424(h) of the Code and any regulations or guidance promulgated thereunder. No adjustment pursuant to this Section 5 shall cause any Award which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of Section 409A of the Code.

(d) Further, without limiting the generality of the foregoing, with respect to Awards subject to non-United States laws, adjustments made hereunder shall be made in compliance with applicable requirements.

(e) The determinations made by the Administrator, pursuant to this Section 5 shall be final, binding and conclusive.

Section 6.    Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals who qualify as Eligible Recipients.

Section 7.    Options.

(a) General. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall set forth, among other things, the Exercise Price of the Option, the term of the Option, the provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. No Option granted hereunder shall be an ISO unless it is designated as such in the applicable Award Agreement and satisfies the applicable requirements set forth in Section 422 of the Code.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but, in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (exclusive of any substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries).

(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement.

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(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments. An Option may not be exercised for a fraction of a share.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code), if any, or a Subsidiary of the Company.

(1) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code), if any, or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of (i) two (2) years after the date of grant of the ISO and (ii) one (1) year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 16 hereof.

(h) Termination of Employment or Service. Subject to Section 3(e) hereof, in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Options, such Options shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and unprotected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, as and to the extent determined in the discretion of the Administrator.

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Section 8.    Share Appreciation Rights.

(a) General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Base Price, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Base Price. Each Share Appreciation Right shall be granted with a base price that is not less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (such amount, the “Base Price”) (exclusive of any substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries).

(c) Awards; Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Share Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 16 hereof.

(d) Exercise Price. The Exercise Price of Shares purchasable under a Share Appreciation Right shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Right be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant (exclusive of any substitute Awards granted in connection with awards that are assumed, converted or substituted pursuant to a merger, acquisition or similar transaction entered into by the Company or any of its Subsidiaries).

(e) Exercisability.

(1) Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement (which may include achievement of performance goals).

(2) Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8.

(f) Consideration Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Base Price per share specified in the Free Standing Right, multiplied by (ii) the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to (i) the excess of the Fair Market Value of a share of Common Stock as of the date of exercise over the Exercise Price specified in the related Option, multiplied by (ii) the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

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(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(g) Termination of Employment or Service. Subject to Section 3(e) hereof:

(1) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the Award Agreement; and

(2) In the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.

(h) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(i) Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, as and to the extent determined in the discretion of the Administrator.

Section 9.    Restricted Shares and Restricted Stock Units.

(a) General. Restricted Shares and Restricted Stock Units may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Stock Units shall be granted. Each Participant who is granted Restricted Shares or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Stock Units; the period of time prior to which Restricted Shares or Restricted Stock Units become vested and free of restrictions on Transfer (the “Restricted Period”); the performance goals (if any) upon whose attainment the Restricted Period shall lapse in part or full; and all other conditions of the Restricted Shares and Restricted Stock Units. If the restrictions, performance goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Stock Units, in accordance with the terms of the grant. The provisions of Restricted Shares or Restricted Stock Units need not be the same with respect to each Participant.

(b) Awards and Certificates.

(1) Except as otherwise provided in Section 9(b)(3) hereof, (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such award. Certificates for unrestricted shares of Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares.

(2) Subject to Section 9(e) below, with respect to Restricted Stock Units, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his or her legal representative, in a number equal to the number of shares of Common Stock underlying the Award of Restricted Stock Units.

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(3) Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Stock Units (at the expiration of the Restricted Period) may, in the Company’s sole discretion, be issued in uncertificated form.

(4) Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares shall promptly be issued to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance shall in any event be made no later than March 15th of the calendar year following the year of vesting or within such other period as is required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Shares and Restricted Stock Units granted pursuant to this Section 9 shall be subject to any restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter. Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a shareholder of the Company with respect to Restricted Shares during the Restricted Period, including the right to vote such shares and to receive any dividends declared with respect to such shares; provided, however, that any dividends declared during the Restricted Period with respect to such shares shall only become payable if (and to the extent) the underlying Restricted Shares vest. The Participant shall generally not have the rights of a shareholder with respect to shares of Common Stock subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to any dividends declared during the Restricted Period with respect to the number of shares of Common Stock covered by Restricted Stock Units may, to the extent set forth in an Award Agreement, be provided to the Participant at the time (and to the extent) that shares of Common Stock in respect of the related Restricted Stock Units are delivered to the Participant.

(d) Termination of Employment or Service. Subject to Section 3(e) hereof, the rights of Participants granted Restricted Shares or Restricted Stock Units upon termination of employment or service with the Company and all Affiliates thereof for any reason during the Restricted Period shall be set forth in the Award Agreement.

(e) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represents the right to receive the Fair Market Value of a share of Common Stock.

Section 10.    Other Share-Based Awards.

Other Share-Based Awards may be granted either alone or in addition to other Awards (other than in connection with Options or Share Appreciation Rights) under the Plan. Any dividend or dividend equivalent awarded hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as the underlying Awards and shall only become payable if (and to the extent) the underlying Awards vest. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted, the number of shares of Common Stock to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or, subject to Section 3(e) hereof, the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include achievement of performance goals) and all other terms and conditions of such Other Share-Based Awards.

Section 11.    Share Bonuses.

In the event that the Administrator grants Share Bonuses, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book-entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable.

Section 12.    Cash Awards.

The Administrator may grant Awards that are payable solely in cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and, such Cash Awards shall be subject to the terms, conditions,

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restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Cash Awards may be granted with value and payment contingent upon the achievement of performance goals.

Section 13.    Change in Control.

(a) Unless otherwise determined by the Administrator and evidenced in an Award Agreement and subject to Section 3(e) hereof, in the event that (i) a Change in Control occurs and (ii) either (x) an outstanding Award is not assumed or substituted in connection therewith or (y) an outstanding Award is assumed or substituted in connection therewith and the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or (if applicable) by the Participant for Good Reason on or after the effective date of the Change in Control but prior to twenty-four (24) months following the Change in Control, then:

(1) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable, and

(2) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be achieved at the target level of performance.

If the Administrator determines in its sole discretion pursuant to Section 3(e) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

(b) For purposes of this Section 13, an outstanding Award shall be considered to be assumed or substituted for if, following the Change in Control, the Award remains subject to the same terms and conditions that were applicable to the Award immediately prior to the Change in Control except that, if the Award related to Shares, the Award instead confers the right to receive common stock of the acquiring entity (or such other security or entity as may be determined by the Administrator, in its sole discretion).

Section 14.    Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment to the Plan that would require such approval in order to satisfy any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 hereof and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 15.    Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general unsecured creditor of the Company.

Section 16.    Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Company regarding payment of, an amount in respect of such taxes up to the maximum statutory rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related

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thereto as determined by the Company. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations as determined by the Company; provided, however, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the applicable taxes to be withheld and applied to the tax obligations as determined by the Company (with any fractional share amounts resulting therefrom settled in cash). Such withheld or already owned and unrestricted shares of Common Stock or Shares withheld from delivery shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award as determined by the Company.

Section 17.    Transfer of Awards.

No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof will be valid, except as otherwise expressly provided in an Award Agreement or with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator, provided that in no event shall any such Transfer be for value. Any other purported Transfer of an Award or any economic benefit or interest therein shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of this Section 17 shall not be entitled to be recognized as a holder of any shares of Common Stock or other property underlying such Award. Unless otherwise determined by the Administrator, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.

Section 18.    Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award hereunder shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Subsidiary or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 19.    Effective Date.

The Plan was adopted by the Board on February 13, 2020 and shall become effective on the date that it is approved by the Company’s shareholders (“Effective Date”).

Section 20.    Term of Plan.

The Plan will terminate on February 13, 2030, the tenth anniversary of the Board’s adoption of the Plan. No Awards shall be granted pursuant to the Plan on or after such date, but Awards theretofore granted may extend beyond that date.

Section 21.    Electronic Signature.

A Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 22.    Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including

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all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator in its sole discretion. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares issuable pursuant to the Plan is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless such listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

(c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act of 1933, as amended, and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act of 1933, as amended, or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 23.    Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 24.    No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 25.    Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 26.    Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

Section 27.    Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 28.    Clawback; Applicable Policies.

Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation, stock exchange listing requirement, Award Agreement or Company policy, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock

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exchange listing requirement (or any Award Agreement or policy adopted by the Company pursuant to any such law, government regulation, stock exchange listing requirement or otherwise). The Plan and all Awards and Shares issued hereunder shall also be subject to the terms of the Company’s insider trading policy and/or share ownership guidelines, if any, in each case as may exist from time to time and pursuant to the terms thereunder.

Section 29.    Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under the Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in the Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A of the Code.

Section 30.    Governing Law.

The Plan and all determinations made and actions taken pursuant thereto shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 31.    Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 32.    Interpretation.

Unless the context of the Plan otherwise requires, words using the singular or plural number also include the plural or singular number, respectively; derivative forms of defined terms will have correlative meanings; the terms “hereof,” “herein” and “hereunder” and derivative or similar words refer to this entire Plan; the term “Section” refers to the specified Section of this Plan and references to “paragraphs” or “clauses” shall be to separate paragraphs or clauses of the Section or subsection in which the reference occurs; the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”; and the word “or” shall be disjunctive but not exclusive.

Section 33.    Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 34.    Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

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VOTE BY INTERNET Before The Meeting – Go to www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you access the website and follow the instructions to cast your vote. During The Meeting – Go to www.virtualshareholdermeeting.com/DD2020 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on the cut-off date (see reverse side). Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes must be received by the cut-off date (see reverse side). DUPONT DE NEMOURS, INC. ATTN: OFFICE OF THE CORPORATE SECRETARY 974 CENTRE ROAD, CRP BUILDING 730 WILMINGTON, DE 19805 D12330-P35183-Z76506 DUPONT DE NEMOURS, INC. The Board of Directors recommends that you vote FOR all director nominees in Agenda Item 1, and FOR Agenda Items 2, 3 and 4. 1. Election of Directors Abstain Against For Nominees: 1a. Amy G. Brady For Abstain Against 2. Advisory Resolution to Approve Executive Compensation 1b. Edward D. Breen 3. Approval of the DuPont 2020 Equity and Incentive Plan 1c. Ruby R. Chandy 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020 1d. Franklin K. Clyburn, Jr. The Board of Directors recommends that you vote AGAINST the following Stockholder Proposals: 1e. Terrence R. Curtin 5. Modification of Threshold for Calling Special Stockholder Meetings 1f. Alexander M. Cutler 6. Employee Board Advisory Position 1g. Eleuthère I. du Pont NOTE: The undersigned authorizes the proxies to vote in their discretion on such other matters as may properly come before the meeting or any adjournment thereof. 1h. Rajiv L. Gupta 1i. Luther C. Kissam 1j. Frederick M. Lowery 1k. Raymond J. Milchovich 1l. Steven M. Sterin Please sign exactly as name appears hereon. Joint owners should each sign personally. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. All holders must sign. If a corporation, sign the full corporate name by authorized officer.

Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held May 27, 2020:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. YOUR VOTE IS IMPORTANT. PLEASE VOTE THE SHARES AS SOON AS POSSIBLE. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. D12331-P35183-Z76506 DUPONT DE NEMOURS, INC. Annual Meeting of Stockholders May 27, 2020, 9:00 AM Eastern Time This Proxy is Solicited on Behalf of the Board of Directors. The undersigned hereby appoints A. M. Cutler and E. D. Breen or any of them, each with power of substitution, as proxies for the undersigned to vote all shares of Common Stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on May 27, 2020, and any adjournment or postponement thereof, as hereinafter specified and, in their discretion, upon such other matters as may properly come before the Meeting. The undersigned hereby revokes all proxies previously given. Such proxies are directed to vote as specified on the reverse side, or if no specification is made, FOR all director nominees in Agenda Item 1, FOR Agenda Items 2, 3 and 4, and AGAINST Stockholder Proposals 5 and 6, and to vote in accordance with their discretion on such other matters as may properly come before the Meeting and at any adjournment or postponement of the Meeting. To vote in accordance with the DuPont Board of Directors’ recommendations, just sign and date on the reverse side; no voting boxes need to be checked. NOTICE TO PARTICIPANTS IN EMPLOYEES’ SAVINGS PLANS If you are a participant in certain employee savings plans, a trustee for the relevant employee savings plan may vote, as directed by the plan fiduciary or by an independent fiduciary selected by the plan fiduciary, all shares held in the plan for which no voting instructions are received. Other shares owned by you will be voted only if you sign and return a proxy card or vote by Internet or telephone. The cut-off date for shares held in employee savings plans is May 21, 2020. The cut-off date for all other shares is May 26, 2020. Continued and to be signed on reverse side